Exhibit 10.62

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 240.24b-2.

COMMERCIAL SUPPLY AGREEMENT

between

SAVIENT PHARMACEUTICALS INC.

and

BIO-TECHNOLOGY GENERAL (ISRAEL) LTD.

COMMERCIAL SUPPLY AGREEMENT

This Commercial Supply Agreement (the “Agreement”) is made and entered into as of the 20th day of March 2007, (hereinafter the “Effective Date”), by and between Savient Pharmaceuticals, Inc., a public company organized under the laws of the State of Delaware having its principal place of business at One Tower Center, 14th Floor, East Brunswick, New Jersey 08816, USA (“Savient”), and Bio-Technology General (Israel) Ltd., a private company organized under the laws of the State of Israel having its principal place of business at Beer Tuvia Industrial Zone, POB 571, Kiryat Malachi 83104, Israel (“BTG”) (hereinafter, each of Savient and BTG a “Party” and, collectively, the “Parties”).

WITNESSETH:

WHEREAS, pursuant to the Share Purchase Agreement (the “SPA”) and the Asset Purchase Agreement (“APA”), each dated March 23, 2005 (the SPA and APA, collectively, the “Divestiture Agreements”), Savient has, on 17 July 2005, sold to Ferring B.V. all of the issued and outstanding share capital of BTG, and to Ferring International Centre S.A. all of Savient’s right, title and interest in certain drug products and drug candidates developed and/or manufactured by BTG, but not in any case in the drug candidate known as “PEG-uricase” (or also known as “Puricase”); and

WHEREAS, the Parties to this Agreement have entered into a development agreement dated March 20, 2007, (the “Development Agreement”) according to which BTG renders continued development, manufacturing and other services in relation to Puricase.

WHEREAS, Savient wishes BTG, and BTG is willing, to supply Bulk Product for Commercial Launch and further commercial sales.

NOW THEREFORE, in consideration of the foregoing premises, which are incorporated into and made a part of this Agreement, and of the mutual covenants which are recited herein, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

1.01       “AE” shall mean, with respect to the Product, any adverse event associated with the use of the Product in a patient or clinical investigation, whether or not considered drug related, including the following: an adverse event occurring in the course of the use of the Product in professional practice; an adverse event occurring from drug overdose whether accidental or intentional; an adverse event occurring from drug abuse; an adverse event occurring from drug withdrawal; and any significant and consistent failure of expected pharmacological action. AE shall include, without limitation, any unfavorable and unintended sign (including, without limitation, an abnormal laboratory finding), an exacerbation of a pre-existing condition, intercurrent illness, drug interaction, significant worsening of a disease under investigation or treatment, significant failure of expected pharmacological or biological action, symptom or disease temporally associated with the use of the Product, whether or not considered related to the Product. Notwithstanding anything foregoing to the contrary, with respect to the Territory in which the Product is marketed, AEs shall include any experience required to be reported to a relevant authority in any such country.

1.02       “Affiliate” shall mean any business entity which directly or indirectly controls, is controlled by, or is under common control with any Party to this Agreement. A business entity shall be deemed to “control” another business entity if (i) it owns, directly or indirectly, at least fifty percent (50%) of the issued and outstanding voting securities, capital stock, or other comparable equity or ownership interest of such business entity, or (ii) it has the de facto ability to control or direct the management of such business entity. If the laws of the jurisdiction in which such entity operates prohibit ownership by a Party of fifty percent (50%) or more, “control” shall be deemed to exist at the maximum level of ownership allowed by such jurisdiction; provided, however, that there is a de facto ability to direct or control its management.

1.03       “BLA” means a regulatory application filed with a governmental agency in a country or a group of countries (e.g. FDA or EU EMEA) for the purpose of lawfully marketing, selling, distributing, importing, exporting, manufacturing, developing or using a therapeutic or prophylactic product for the treatment or prevention of a disease or physical condition; a BLA shall include, without limitation, a Product License Application or Marketing Authorization in the European Union, and a Biologics License Application or a New Drug Application in the United States.

1.04       “BTG Assigned Improvements” shall mean all developments, discoveries, inventions, improvements, designs, methods, processes, techniques, devices, formulae and trade secrets related to the Product (including, without limitation, its pharmaceutical utility) and/or Processing of the Bulk Product or Product which are (i) made, created, developed or conceived, or reduced to practice, by BTG or an Affiliate of BTG and (ii) dominated by the Savient Patent Rights or necessary or useful in the Processing of the Bulk Product or Product. Notwithstanding the foregoing, BTG Assigned Improvements shall not include any innovations which are of general use in biopharmaceutical manufacturing.

1.05       “BTG Licensed Improvements” shall mean all developments, discoveries, inventions, improvements, designs, methods, processes, techniques, devices, formulae and trade secrets related to the Product (including, without limitation, its pharmaceutical utility) and/or Processing of the Bulk Product or Product which are (i) made, created, developed or conceived, or reduced to practice, by BTG or an Affiliate of BTG, and (ii) necessary or useful in the Processing of the Bulk Product or (iii) of general use in biopharmaceutical manufacturing.

1.06       “BTG Indemnitee” shall mean BTG and its Affiliates, and each of their respective directors, officers, employees and agents.

1.07       “BTG Know-How” shall mean all Know-How developed by BTG or any of its Affiliates during the Term or by BTG prior to July 17, 2005 relating to (i) the Bulk Product or Product (including, without limitation, its pharmaceutical utility) or (ii) the Processing of the Bulk Product or Product , and shall include, without limitation, all data (in any form, raw or analyzed or reported and whether maintained in paper, electronic or other media forms) relating to formulation, analytical methods, pre-clinical and clinical trials, pharmacology, toxicology, regulatory information, and data relating to the manufacture and use of such Bulk Product or Product.

1.08       “Bulk Product” shall mean the bulk solution of polyethylene glycol (PEG) conjugate of uricase ordered by Savient from BTG pursuant to this Agreement.

1.09       “Business Day” shall mean any day other than (i) Friday, Saturday or Sunday or (ii) a day on which banking institutions located in New York, New York, United States of America or in Israel are permitted or required by law, executive order or governmental decree to remain closed.

1.10       “cGMP” shall mean current good manufacturing practices as set forth in Title 21, Parts 210 and 211 of the C.F.R. and 21 C.F.R. Part 312 (IND) and Part 314 (NDA), and 21 C.F.R. Part 600 (Biological Products), as established and amended by the FDA.

1.11       “Claim” shall mean all charges, complaints, actions, suits, proceedings, hearings, investigations, claims, demands, judgments, orders, decrees, stipulations, injunctions, damages (including all incidental and consequential damages claimed by Third Parties), deficiencies, defaults, assessments, dues, penalties, fines, costs, amounts paid in settlement, liabilities, obligations, taxes, liens, losses, lost profits claimed by Third Parties, expenses, costs and fees (including without limitation interest, court costs, reasonable fees of attorneys, accountants and other experts or other expenses of litigation or other proceedings or of any claim, default or assessment), and includes all damages awardable pursuant to statute and treble damages.

1.12       “Commercial Bulk Product Specifications” shall mean the manufacturing and quality specifications for the Bulk Product, including, without limitation, unit descriptions established initially in accordance with Section 3.01(ii) and amended from time to time in accordance with Section 3.01(iii) .

1.13       “Commercial Launch” shall mean the first commercial sale of the Product in any country of the Territory.

1.14       “Competing Product” shall mean any prescription pharmaceutical product that (i) contains […***…] as an active ingredient or (ii) is used for the therapeutic or prophylactic treatment of gout (in any form) or other diseases and conditions involving hyperuricemia and/or monosodium urate crystals.

1.15       “Current Provisional Bulk Product Specifications” shall mean those provisional specifications set forth on Exhibit C hereto and any amended and restated Bulk Product specifications which are agreed to by the Parties in accordance with Section 3.01(i) .

1.16       “Development Agreement” shall mean that certain Development Agreement by and between the Parties hereto, dated as of the date hereof.

1.17       “Dollar” shall mean the United States dollar.

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1.18       “FDA” shall mean the United States Food and Drug Administration or its foreign equivalent as may be appropriate in any given context.

1.19       “Facility” shall mean, the BTG facility located at Be’er Tuvia Industrial Zone, POB 571, Kiryat Malachi 83104, Israel, within which, and for the purposes of the calculation of “Pro Rata Basis” as defined in Section 1.37 there is the:

(i)          “Purification Area” of the Facility used in the Processing of Bulk Product and comprising the small purification line totaling […***…];

(ii)         “Fermentation Area” of the Facility used from time to time for the Processing of Bulk Product and comprising the fermentation suite, totaling […***…];

(iii)        “Recovery Area” of the Facility used from time to time for the Processing of Bulk Product and comprising the recovery suite, totaling […***…], and;

(iv)        “Total Manufacturing Area” of the Facility comprising the portion of the Facility dedicated to product manufacturing, excluding common areas such as buffer preparation, totaling […***…].

1.20       “Field” shall mean human therapeutic or prophylactic or diagnostic applications for the prevention, treatment and/or cure of diseases and physical conditions.

1.21       “Filled Product” shall mean sterile Product that is in Process and has been filled into its final primary packaging for further labeling or packaging activities.

1.22       “Genetic Material” shall mean the master cell bank of the E. coli strain expressing the […***…] used in the Processing of the Bulk Product.

1.23       “IND” shall mean an Investigational New Drug application, as defined in 21 C.F.R. 312.3, and filed with the FDA or any equivalent foreign Regulatory Agency.

1.24       “Joint Inventions” shall mean (i) all patentable inventions jointly invented (as determined in accordance with United States patent law) by Savient (or its Affiliates) and BTG (or its Affiliates) pursuant to their activities relating to this Agreement during the Term, and (ii) all Know-How that Savient (or its Affiliates) and BTG (or its Affiliates) jointly make, create, develop, discover, conceive or reduce to practice pursuant to their activities relating to this Agreement during the Term other than those inventions described in the preceding clause (i).

1.25       “Know-How” shall mean all technical information, data (including, without limitation, regulatory data) patentable and unpatentable inventions, developments, discoveries, methods and processes that are, in each case, not disclosed in a published patent application or patent or otherwise publicly available, and includes, without limitation, BTG Know-How.

1.26       “Legal Requirements” shall mean (i) any present and future national, state, local or similar laws (whether under statute, rule, regulation or otherwise), (ii) requirements under permits, orders, decrees, judgments or directives, and requirements of applicable Regulatory Agencies (including, without limitation, cGMP) and (iii) regulations pertaining to commercially

***Confidential Treatment Requested

available biologic pharmaceutical products or to maintaining a BLA (with respect to each of the foregoing, as amended or revised from time to time).

1.27       “Negligence” shall mean an act or omission implying either a failure to exercise the care which a reasonable or prudent person would do in the circumstances, or taking action which such a reasonable person would not; as used herein, a reasonable or prudent person shall be considered to have such expertise as would be required in order to allow such party to perform the obligations of the parties hereunder with the level of skill and competence which prevail in the pharmaceutical industry.

1.28       “Non-Conforming Bulk Product” shall mean any Bulk Product which, at the time of delivery in accordance with ARTICLE 7, does not meet the Commercial Bulk Product Specifications.

1.29       “OCS” shall mean Office of Chief Scientist, The Ministry of Industry and Trade, State of Israel.

1.30       “OCS Requirements” shall mean the requirements of OCS which apply to the Product, including, without limitation, as specified pursuant to The Encouragement of Research and Development in Industry Law of 1984, as amended, and in the agreements by and among Savient, BTG and the OCS.

1.31       “Person” shall mean any individual, partnership, corporation, limited liability company, unincorporated organization or association, any trust or any other business entity.

1.32       “Process” or “Processing” shall mean the act of purification, preparation, filling, testing and any other pharmaceutical manufacturing procedures, or any part thereof (including, but not limited to, product or process specifications, testing or test methods, raw material specifications or suppliers, equipment, etc.), relating to, as applicable, the Bulk Product and Product.

1.33       “Product” shall mean pharmaceutical products containing Bulk Product ordered by Savient pursuant to this Agreement.

1.34       “Product Liability Claim” shall mean a Claim of a Third Party (other than a Claim arising out of use of the Product in a clinical trial) that (i) arises as a result of the use of the Product during the Term that results in personal injury or death or (ii) is in anticipation of or intended to prevent or forestall personal injury or death as a result of the use of the Product during the Term.

1.35       “Product Technology” shall mean the (i) Savient Patent Rights, (ii) Savient Know-How, (iii) BTG Assigned Improvements, (iv) BTG Licensed Improvements, (v) BTG Know-How, (vi) any developments, discoveries, inventions, improvements, designs, methods, processes, techniques, devices, formulae, and trade secrets which are or may be (A) developed, acquired or conceived by Savient and/or BTG and are derived from the Development Plan performed under the terms of the Development Agreement, developed by BTG prior to July 17, 2005 and related to the Bulk Product or used in the Processing of Bulk Product, or are derived from the manufacture and supply of Bulk Product, or (B) used in the Processing of Bulk Product.

1.36       “Product Specifications” shall mean the manufacturing and quality specifications for the Product as attached hereto as Exhibit G as they may be modified from time to time.

1.37       “Pro-Rata Basis” shall mean when Facility changes will be implemented pursuant to the provisions of Section 6.03(ii)(B) and:

(i)          such Facility changes will impact the totality of the Total Manufacturing Area and/or the common and technical areas related to manufacturing, the cost of the changes multiplied by a percentage, where such percentage equals

[…***…]

(ii)         when such Facility changes will impact only the Fermentation Area, […***…]

(iii)        when such Facility changes will impact only the Recovery Area, […***…]

1.38       “Quality Agreement” shall mean that certain Quality Agreement by and between the Parties hereto, dated as of the date hereof and attached to this Agreement as Exhibit D.

1.39       “Regulatory Agency” shall mean with respect to the United States, the FDA, or, in the case of a country in the Territory other than the United States, such other appropriate regulatory agency with similar responsibilities.

1.40       “Residual Rights Agreement” shall mean that certain Amended and Restated Residual Rights Agreement by and between Savient and BTG, effective as of July 17, 2005, and attached hereto as Exhibit F.

1.41       “SAE” shall mean, with respect to the Product, any serious adverse event occurring during clinical trials of the drug at any dose that results in any of the following outcomes: death, a life-threatening adverse drug experience, inpatient hospitalization or prolongation of existing hospitalization, a persistent or significant disability/incapacity, or a congenital anomaly/birth defect. Important medical events that may not result in death, be life-threatening or require hospitalization may be considered a serious adverse drug experience when, based upon appropriate medical judgment, they may jeopardize the patient or subject and may require medical or surgical intervention to prevent one of the outcomes listed in this definition. Examples of such medical events include allergic bronchospasm requiring intensive treatment in an emergency room or at home, blood dyscrasias or convulsions that do not result in patient hospitalization, or the development of drug dependency or drug abuse.

1.42       “Savient Improvements” shall mean all inventions related to the Bulk Product or Product (including, without limitation, its pharmaceutical utility) and/or Processing of the Bulk Product or Product which are made, created, developed or conceived, or reduced to practice or come to be owned, by Savient or an Affiliate of Savient and are dominated by the Savient Patent Rights.

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1.43       “Savient Indemnitee” shall mean Savient and its Affiliates, and each of their respective directors, officers, employees and agents.

1.44       “Savient Know-How” shall mean all Know-How developed by Savient or any of its Affiliates during the Term relating to (i) the Bulk Product or Product (including, without limitation, its pharmaceutical utility) or (ii) the Processing of the Bulk Product or Product, and shall include, without limitation, all data relating to formulation, analytical methods, pre-clinical and clinical trials, pharmacology, toxicology, regulatory information, and data relating to the manufacture and use of such Bulk Product or Product.

1.45       “Savient Patent Rights” shall mean all valid patent claims contained in (i) the patent(s) and patent applications listed on Exhibit A; (ii) all converted provisionals, divisions, continuations, continuations-in-part, reissues, reexaminations or extensions thereof; (iii) any corresponding foreign counterparts and equivalents thereof; and (iv) any patents or patent applications filed after July 17, 2005.

1.46       “Sublicensee” shall mean any Third Party or Affiliate to whom a sublicense has been granted pursuant to Section 2.05.

1.47       “Term” shall have the meaning set forth in Section 11.01.

1.48       “Territory” shall mean, collectively, each country in the world.

1.49       “Third Party” shall mean any Person who is not a Party or an Affiliate under this Agreement.

1.50       “Time” shall mean for the purposes of the calculation of Pro Rata Basis, as defined in Section 1.37, the percentage based on […***…]

1.51       “United States” shall mean the fifty states of the United States of America, the District of Columbia and all territories and possessions of the United States of America and any other location where the FDA has jurisdiction over medicinal products intended for human use.

ARTICLE 2

INTELLECTUAL PROPERTY LICENSES

2.01       Grant of Licenses; Assignment.

(i)          No restriction of license rights under the Residual Rights Agreement. The parties are agreed that the following provisions shall not in any way remove or restrict the rights pertaining to the grant of licenses to either party (“RRA License Rights”) as they exist pursuant to the Residual Rights Agreement. In the event of a conflict between this Agreement

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and the Residual Rights Agreement with respect to the RRA License Rights, the relevant provisions of the Residual Rights Agreement shall take precedence.

(ii)         Grant by Savient. Savient hereby grants to BTG, and, if applicable, shall cause its Affiliates to grant to BTG, a fully paid-up, royalty-free, non-exclusive license within the State of Israel (“BTG Territory”) to manufacture, have manufactured, produce, have produced, develop, have developed, use, have used, offer for sale, have offered for sale, sell, have sold, export, and have exported Bulk Product under the Savient Patent Rights, the Savient Know-How, and the rights to the Savient Improvements for supply exclusively to Savient.

(iii)        Grant by BTG. BTG hereby grants to Savient and, if applicable, shall cause its Affiliates to grant to Savient, a fully paid-up, royalty-free, non-exclusive license in the Territory to manufacture, have manufactured,“***Confidential Treatment Requested” produce, have produced, develop, have developed, use, have used, offer for sale, have offered for sale, sell, have sold, export, and have exported Bulk Product under the BTG Licensed Improvements and BTG Know-How.

(iv)        Assignment by BTG. BTG shall promptly assign (and, if applicable, shall cause its Affiliates to assign) to Savient all right title and interest in and to any invention or discovery which may be claimed as a BTG Assigned Improvement. BTG shall execute (and, if applicable, shall cause its Affiliates to execute) such documents as may be necessary to obtain, perfect or maintain any patent rights arising out of the BTG Assigned Improvements, and shall cooperate with Savient so far as reasonably necessary with respect to furnishing all information and data in its possession which is reasonably necessary or useful to obtain and maintain such patent rights.

2.02       Notice of Improvements & Joint Inventions. BTG shall give Notice to Savient of all BTG Assigned Improvements, BTG Licensed Improvements and Joint Inventions promptly within due course of the discovery or creation thereof, but in any event at least thirty (30) days prior to any proposed publication thereof by BTG, its Affiliates or Sublicensees. Savient shall give Notice to BTG of all Savient Improvements and Joint Inventions promptly within due course of the discovery or creation thereof, but in any event at least thirty (30) days prior to any proposed publication thereof by Savient, its Affiliates or Sublicensees. The Parties shall, in any event, notify each other no less than annually, of whether they have made any BTG Assigned Improvements, BTG Licensed Improvements, Savient Improvements or Joint Inventions, as the case may be.

2.03       Disclosure of Know-How. BTG shall disclose, and shall cause its Affiliates to disclose, as soon as reasonably practicable, to Savient all BTG Know-How acquired, developed or which comes to be possessed by the BTG or any of its Affiliates after the date hereof (and upon reasonable request by Savient, shall make such disclosure in writing).

2.04       Use of Joint Inventions.

(i)          Subject to subsections (ii) and (iii) hereof, each Party shall have the right to practice under the Joint Invention rights without any duty of accounting to the other Party.

(ii)         BTG agrees that, except as otherwise agreed by the Parties in writing, it shall not (and shall, if applicable, ensure that its Affiliates shall not) (A) grant any license under the

Joint Invention Rights to any other Person to manufacture, have manufactured, produce, have produced, develop, have developed, use, have used, market, have marketed, import, have imported, export, have exported, sell or have sold any Competing Product, or (B) practice any Claim under the Joint Inventions rights to manufacture, have manufactured, produce, have produced, develop, have developed, use, have used, market, have marketed, import, have imported, export, have exported, sell or have sold any Competing Product.

(iii)        Each Party agrees that it shall (and shall, if applicable, ensure that its Affiliates shall) notify the other Party before granting any license to any other Person to manufacture, have manufactured, produce, have produced, develop, have developed, use, have used, import, have imported, export, have exported, offer for sale, have offered for sale, sell or have sold any product outside the Field under the Joint Invention rights; provided, however, that neither Party shall grant or purport to grant any license under the Joint Invention rights that is exclusive as to the other Party or its assignees or Sublicensees without the prior written consent of such other Party.

2.05       Sublicensing. Savient shall have the right to grant sublicenses of licenses granted to it in Section 2.01 of this Agreement to its Affiliates and to any Third Party; provided, however, that Savient, to the extent applicable, (i) ensures that each such Sublicensee and Third Party shall consent to be bound by the terms of this Agreement as a Sublicensee or Third Party and to the same extent as Savient with respect to such Sublicenses or Third Party’s activities, (ii) informs BTG, in confidence, of each sublicense granted, and any modification or termination thereof, within sixty (60) days after the modification, or termination of a sublicense and (iii) guarantees to BTG the performance of any of its obligations which it fulfills through sublicensing and remains primarily liable for the performance of such obligations.

2.06       OCS Requirements. BTG shall not without prior written approval of Savient (and, if applicable, shall ensure that its Affiliates shall not) take any action (including, without limitation, Processing the Bulk Product outside the State of Israel) which would (i) cause either Party (or any of their Affiliates) to violate any of the OCS Requirements or (ii) result in any increase of royalties due to OCS. Additionally, upon request by Savient, BTG shall cooperate and collaborate with Savient in applying to the OCS for Savient to carry out the manufacture of the Bulk Product through a Third Party outside the State of Israel. The Parties acknowledge the rights and obligations of each Party under Section 5 of the Residual Rights Agreement and each Party shall honor such rights and obligations set forth therein.

ARTICLE 3

SPECIFICATIONS; ONGOING REGULATORY ASSISTANCE

3.01       Specifications.

(i)          Current Provisional Bulk Product Specifications. The Current Provisional Bulk Product Specifications are attached as Exhibit C. The Parties are agreed that the Current Provisional Bulk Product Specifications may still be subject to modification based on the outcome of the Validation, as defined and performed pursuant to the Development

Agreement, and subject to the mutual agreement of the parties, such agreement not to be unreasonably conditioned, delayed or withheld.

(ii)    Initial Commercial Bulk Product Specifications. The initial Commercial Bulk Product Specifications shall be agreed upon in writing by the Parties, as soon as reasonably practicable after the conclusion of the Validation, as defined and performed pursuant to the Development Agreement, but in no event later than ninety (90) days from the conclusion of the Validation, unless the Parties shall mutually agree to extend such time period (hereinafter the “Commercial Bulk Product Specifications”). The Commercial Bulk Product Specifications shall be incorporated into this Agreement by formal amendment as Exhibit C-1 and shall be the controlling standards for the manufacture of Bulk Product pursuant to this Agreement unless and until they are changed by written agreement between the parties. In determining the Commercial Bulk Product Specifications, the Parties shall take into consideration particularly (i) the results of the subsequent development activity of BTG under the Development Agreement and (ii) the results of the Validation as defined and performed pursuant to the Development Agreement.

(iii)    Amendment of Commercial Bulk Product Specifications. Subject to the provisions of Section 6.02 and 6.03 (including the cost reimbursements provisions thereof), Savient shall have the right to amend the Commercial Bulk Product Specifications from time to time; provided, however, that (i) Savient shall use commercially reasonable efforts to minimize the frequency of such changes and shall provide BTG with reasonable advanced Notice of any changes to the Commercial Bulk Product Specifications (but, in any event, at least ninety (90) days advance notice) and (ii) the Parties have agreed in writing upon the implications and costs related to any contemplated changes pursuant to this Section 3.01, which agreement shall not be unreasonably conditioned, withheld or delayed. Without in any way limiting the foregoing, any modifications to the Commercial Bulk Product Specifications required by any Regulatory Agency with jurisdiction to require such modifications shall be made in accordance therewith.

3.02    Ongoing Assistance by BTG for Initial and Subsequent Filings or Applications.

(i)    Upon the expiration or earlier termination of the Development Agreement, BTG hereby agrees to provide, in respect to any jurisdiction within the Territory (A) all information and assistance which is reasonably necessary for or useful in the preparation of (i) comprehensive and complete INDs and BLAs, including, without limitation, the Chemistry Manufacturing and Controls (CMC) section of the BLAs for the Product, (ii) any amendments and supplements to such filings and applications, (iii) subsequent filings and applications for secondary indications or additional marketing, sale, importing, exporting authorizations, or (iv) similar filings and applications and (B) access to the Facility and pertinent information to FDA inspectors conducting the pre-approval inspection. All documents to be supplied by BTG pursuant to this Section 3.02 or any other provision of this Agreement shall be translated by BTG into the English language as may be necessary. Any labor costs of BTG employees and/or Third Party expenses incurred by BTG related to this assistance shall be reimbursed by Savient in the manner and at the rates set forth on Exhibit B hereto.

(ii)    Ownership. The Parties agree that all INDs and BLAs arising under this Agreement, including any and all modifications and supplements thereto, will be owned by and held in the name of Savient and will list BTG in accordance with its role as contemplated under this Agreement and in compliance with the Legal Requirements. BTG shall have no rights in or to the IND or BLA and any and all modifications and supplements thereto, other than any rights specifically granted pursuant to this Agreement.

3.03    Record and Files. Upon the expiration or earlier termination of the Development Agreement, BTG shall maintain those documents required by the applicable Legal Requirements during the Term and for any period required by such Legal Requirements. BTG shall maintain those records specified in 21 C.F.R. § 600.12(e) for cases of divided manufacturing responsibility for biologics and shall provide the records as specified therein to any Third Party fillers or manufacturers designated by Savient.

ARTICLE 4

SUPPLY OF INGREDIENTS AND MATERIALS

4.01    Procurement of Ingredients and Materials.

(i)    Ordinary and Safety Stocks. Ingredients and materials necessary for the Processing of Bulk Product shall be purchased and stored by BTG in accordance with the terms of the Quality Agreement and in commercially reasonable and prudent production and safety stock quantities necessary to meet the Bulk Product Forecast (as defined in Section 5.03) giving due regard to the potential for production and batch failures, Bulk Product loss until delivery to Savient and the amendment of the Bulk Product Forecast in accordance with Section 5.06.

(ii)    PEG Purchases from NOF. The foregoing notwithstanding, Savient, in its sole and absolute discretion, shall have the right, but not the obligation, to directly contract with NOF Corporation for m-PEG-NPC (mono-methoxy polyethylene glycol nitro-phenyl carbonate) (hereinafter the “PEG”) necessary for BTG to Process the Bulk Product, provided, however, in the event Savient elects to do so, then (i) Savient shall use best efforts to ensure that adequate stock, including safety stock quantities, of PEG, in amounts to be agreed upon between the Parties, are delivered to BTG in a timely manner in order to enable BTG to fulfill its obligations to Process Bulk Product to meet the requirements of all Purchase Orders placed by Savient pursuant to Section 5.05; (ii) BTG agrees that it will, in accordance with the terms of the Quality Agreement, store and test, as applicable, such stock of PEG delivered by NOF; (iii) BTG shall reimburse Savient for the cost of any PEG utilized in the Processing of Bulk Product that is determined to be (a) Non-Conforming Bulk Product, or (b) a failed batch; (iv) that such agreement between Savient and NOF shall not materially interfere with the terms of this Agreement or unduly interfere with BTG’s ability to carry out its work; and (v) the inability of BTG to perform under the terms of this Agreement, where such failure is due to the failure of Savient to ensure the timely delivery to BTG of adequate stock of PEG shall not be deemed to be a breach by BTG of its obligations under this Agreement.

4.02       Maintenance of Genetic Material. From the Effective Date, BTG shall (or shall procure one of its Affiliates to) maintain such quantity of Genetic Material to meet Purchase Orders placed and the Bulk Product Forecast provided by Savient pursuant to ARTICLE 5. In the event of the expiration or termination of this Agreement, BTG shall, within thirty (30) days of the effective date of such expiration or termination, transfer to Savient or its designee any and all remaining quantities of Genetic Material. Any labor costs of BTG employees and/or Third Party expenses incurred by BTG related to transfer of Genetic Material shall be reimbursed by Savient in the manner and at the rates set forth on Exhibit B hereto.

4.03       Reference Materials. BTG shall provide Savient with any physical, chemical or biological material that is otherwise unavailable, which is to be used as a reference standard in the testing of Bulk Product, ingredients or raw materials. Such physical, chemical or biological material shall be provided to Savient at […***…]. Payments due by Savient under this Section 4.03 shall be payable by Savient no later than […***…] days after the invoice date.

ARTICLE 5

BTG FACILITY CAPACITY, FORECASTING, PURCHASE ORDERS

AND ORDER CONFIRMATIONS

5.01       BTG Facility Bulk Product Processing Capacity and Capacity Reservation Fee.

(i)          Existing Facility Capacity. Savient and BTG acknowledge that based on the (A) Purification Area used in the Processing of Bulk Product, (B) the Fermentation Area and the Recovery Area used from time to time for the Processing of Bulk Product, (C) methods, processes and procedures currently utilized in the Processing of Bulk Material as of the Effective Date, and (D) […***…] in the Facility as of the Effective Date (hereinafter the “Capacity Parameters”), the BTG Facility has the projected capacity to Process up to […***…] batches of Bulk Product per calendar year in the absence of other products manufactured in the areas specified above. Additionally, Savient and BTG acknowledge that this capacity could be increased, upon appropriate advance notice, if additional shift operations were implemented and/or certain Facility changes were made.

(ii)         Subject to the terms set forth in this Section 5.01(ii), in order to reserve capacity at BTG for the Processing of Bulk Product, for all Bulk Product forecasted by Savient to be Processed by BTG and purchased by Savient prior to the Commercial Launch of the Product and through […***…] (hereinafter the “Reservation Fee Period”), Savient shall remit to BTG a Processing Capacity Reservation Fee in the amounts and manner set forth below:

(A)        Within ten (10) Business Days of the provision of the Preliminary Bulk Product Forecast pursuant to Section 5.02, Savient shall remit to BTG a Processing Capacity Reservation Fee of […***…] ($[…***…]).

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(B)        Within ten (10) Business Days of the provision of the Bulk Product Launch Forecast pursuant to Section 5.03, Savient shall remit to BTG a Processing Capacity Reservation Fee equal to the amount required to bring Savient’s Processing Capacity Reservation Fee, when added to the amount remitted under Section 5.01(ii)(A), to […***…] percent ([…***…]%) of the applicable Price, as defined in Section 8.01, of the number of batches of Bulk Product reflected on such Bulk Product Launch Forecast, provided, however, if the amount calculated under this Section 5.01(ii)(B) is less than the Processing Capacity Reservation Fee remitted under Section 5.01(ii)(A) the Processing Capacity Reservation Fee shall remain at such higher amount. In the event that the initial Bulk Product Launch Forecast pursuant to section 5.03 is not provided by September 30, 2007, then Savient shall remit monthly to BTG an additional Processing Capacity Reservation Fee of $[…***…] for each additional month that passes until the provision of the initial Bulk Product Launch Forecast.

(C)        Within ten (10) Business Days of the provision of any Bulk Product Forecast pursuant to Section 5.03 or any Amended Bulk Product Forecast provided by Savient pursuant to Section 5.06 provided by Savient on or before July 1, 2009, Savient shall remit to BTG a Processing Capacity Reservation Fee equal to the amount required to bring Savient’s Processing Capacity Reservation Fee, when added to the amount remitted under Sections 5.01(ii)(A) and 5.01(ii)(B), to […***…] percent ([…***…]%) of the applicable Price, as defined in Section 8.01, of the number of batches of Bulk Product reflected on such Bulk Product Forecast or Amended Bulk Product Forecast that are projected for purchase during the Reservation Fee Period, provided, however, if the amount calculated under this Section 5.01(ii)(C) is less than the aggregate of the Processing Capacity Reservation Fee remitted under Sections 5.01(ii)(A) and 5.01(B) the Processing Capacity Reservation Fee shall remain at such higher amount.

(D)         All Processing Capacity Reservation Fee amounts remitted by Savient to BTG under this Section 5.01(ii) shall:

(1) earn interest at the […***…] with the interest earned thereon inuring to the sole benefit of Savient;

(2) be credited, inclusive of interest, by BTG on a per batch basis by providing a […***…]% discount on the value of each batch at the time of invoicing for Bulk Product purchased by Savient during the Reservation Fee Period until it is fully utilized, provided however, except as otherwise provided in Sections 5.01(ii)(F), 5.01(ii)(G) and 5.01(ii)(H), any uncredited Processing Capacity Reservation Fee, inclusive of interest, remaining at the end of the Reservation Fee Period due to a failure by Savient to take delivery of Bulk Product which conforms to the Commercial Bulk Product Specifications and which is ordered pursuant to a Bulk Product Forecast provided pursuant to Section 5.03 or an Amended Bulk Product Forecast provided pursuant to Section 5.06 and which is otherwise properly amended pursuant to Section 5.05 shall be forfeited by Savient to BTG. For purposes of clarity, the credit of the Processing

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Capacity Reservation Fee shall accrue upon the delivery of the Bulk Product by BTG to Savient and shall be reflected on the invoice which relates to the Bulk Product shipment in question; and

(3) BTG shall provide to Savient a quarterly statement within […***…] Business Days of the end of each calendar quarter of the then current balance of the Processing Capacity Reservation Fee, inclusive of interest, available for credit to the purchase of Bulk Product by Savient.

(E)        Subject to the last sentence of this Section 5.01(ii)(E), Savient and BTG acknowledge and agree that by the conclusion of the Reservation Fee Period the demand for Savient’s Product will be sufficiently capable of reliable forecasting as to negate the need for a Processing Capacity Reservation Fee and that such will not be required for Bulk Product forecasted for purchase beyond the expiration of the Reservation Fee Period. On that basis, the final Processing Capacity Reservation Fee shall be due based on […***…] percent ([…***…]%) of the applicable Price, as defined in Section 8.01, of the number of batches of Bulk Product reflected on the Bulk Product Forecast or Amended Bulk Product Forecast that is submitted for the period […***…]. If there is a delay in the commercial launch of the Product beyond […***…] or any other factor reasonably preventing a reliable Bulk Product forecasting by the conclusion of the Reservation Fee Period, then the Parties will meet in good faith and discuss whether a further capacity reservation fee is necessary or appropriate and, if it is agreed necessary, for what duration and amount, if any.

(F)        Anything to the contrary notwithstanding, in the event that any amount of the Processing Capacity Reservation Fee, inclusive of interest, remains unused or unapplied at the end of the Reservation Fee Period due to a failure by BTG for any reason, including Force Majeure conditions affecting BTG or the import, export or transportation of the Bulk Product which is beyond the reasonable control of BTG or Savient, to timely deliver any number of batches of Bulk Product properly ordered and accepted in accordance with the terms of this Agreement, then any amount of the Processing Capacity Reservation Fee, inclusive of interest, which would have been used for or applied to the purchase of Bulk Product but for the non-delivery or untimely delivery thereof, shall be refunded to Savient by wire transfer within […***…] Business Days of the end of the Reservation Fee Period. For purposes of determining timely delivery pursuant to this section, the delivery dates identified in a Purchase Order submitted and accepted in accordance with Section 5.05 herein shall be considered binding, except in the event of a Force Majeure condition affecting BTG or the import, export or transportation of the Bulk Product which is beyond the reasonable control of BTG or Savient, in which case the Parties shall agree upon a reasonable extension of the delivery date in accordance with Section 14.14 hereof.

(G)        In the event this Agreement is terminated by Savient pursuant to Sections 11.02 (ii) (for Force Majeure conditions affecting BTG), 11.02 (iii) (Material Breach by BTG), or 11.02 (v) (for insolvency of BTG) hereof, any amount of the Processing Capacity Reservation Fee and accrued interest thereon which has not been applied to payments for Bulk Product actually purchased by and delivered to Savient, shall be

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returned to Savient via wire transfer within […***…] days of the effective date of termination of this Agreement. In the event this Agreement is terminated with the mutual consent of both Parties, then, as part of such mutual consent, the Parties shall discuss in good faith and reach resolution with regard to the disposition of the then-existing Capacity Reservation Fee, including any interest thereon, having due regard for the reasons and basis that lead the Parties to terminate this Agreement by mutual consent.

(H)        Savient and BTG further acknowledge and agree that in the event the BLA for Savient’s Product is not filed with the FDA on or before December 31, 2008 then the Processing Capacity Reservation Fee previously paid by Savient to BTG and accrued interest thereon relating to Bulk Product Forecasts provided by Savient before December 31, 2008 shall be refundable to Savient only in the event and to the extent that BTG is able, with the use of best efforts, to mitigate its losses by scheduling into the Processing Capacity reserved for Savient during such period production of a product or products on behalf of BTG, an Affiliate, or a third party, or any combination thereof.

5.02       Preliminary Bulk Product Forecast. As soon as reasonably practicable, but in no event later than thirty (30) days from the date of full execution of this Agreement, Savient shall provide BTG a preliminary, non-binding projection of its first eighteen month rolling forecast that sets forth Savient’s then best estimate of the date for the delivery of the first commercial quantity of Bulk Product and the total quantity of Bulk Product for commercial supply that Savient expects to order from BTG within the eighteen (18) month period following delivery of such first commercial quantity (“Preliminary Bulk Product Forecast”). In the Preliminary Bulk Product Forecast, Savient shall:

(i)          set forth the assumptions it is utilizing for the establishment of the date for the delivery of the first commercial quantity of Bulk Product;

(ii)         include a breakdown of the total quantity of Bulk Product by month for the eighteen months following the delivery of the first commercial order; and

(iii)        identify the variables, Process and regulatory questions and issues and logistical considerations that could impact the date for the delivery of the first commercial quantity of Bulk Product.

Within thirty (30) days of the issuance of the Preliminary Bulk Product Forecast, Savient and BTG shall meet to commence good faith discussions and agree on the methodology and timeline for bringing to resolution and conclusion any and all Process and regulatory questions, issues and logistical considerations outlined in the Preliminary Bulk Product Forecast. Savient and BTG shall use their mutual best efforts to conclude these discussions and reach final resolution as soon as reasonably practicable, but in no event later than July 30, 2007, unless the parties mutually agree that additional time is required.

5.03       Bulk Product Launch Forecast and Bulk Product Forecast. Commencing at least twelve (12) months prior to the delivery date of the first Firm Order, Savient shall submit to BTG its final initial launch Bulk Product forecast which shall set forth month by month an eighteen (18) month rolling forecast that sets forth the total quantity of Bulk Product for commercial supply

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that Savient either has ordered, desires to order, or expects to order from BTG within the eighteen (18) month period following delivery of such first commercial quantity (“Bulk Product Launch Forecast”). Thereafter, Savient shall provide on a monthly basis on or before the first Business Day of each calendar month an updated Bulk Product forecast for the next ensuing eighteen (18) month rolling period (“Bulk Product Forecast”). In the Bulk Product Forecast, Savient shall:

(i)          include a breakdown of the total quantity of Bulk Product by month for the following eighteen (18) month rolling period; and

(ii)         in respect of the monthly breakdown under (i) above, identify the relevant set of Bulk Product Specifications.

As used herein, the term “Forecast” shall mean, as applicable, the Bulk Product Launch Forecast or Bulk Product Forecast, as may be amended from time to time pursuant to Section 5.06 hereof.

5.04       Firm Orders and Firm Forecasts. The Bulk Product Forecast submitted monthly by Savient shall breakdown by month of the next ensuing eighteen (18) months of the Bulk Product Forecast and shall consist of:

i.            a rolling firm irrevocable order for the first two (2) quarters (i.e. quarters 1 and 2) of the Bulk Product Forecast (“Firm Order”), which shall each be the subject of a Purchase Order delivered and confirmed in accordance with Section 5.05;

ii.           a rolling two (2) quarter forecast for the second two (2) quarters (i.e. quarters 3 and 4) of the Bulk Product Forecast (each a quarterly “Firm Forecast”); and

iii.          a rolling two (2) quarter estimate for the third two (2) quarters (i.e. quarters 5 and 6) of the Bulk Forecast (each a quarterly “Estimated Forecast”).

5.05       Purchase Orders and Order Confirmations. Savient will accompany its monthly update of the Bulk Product Forecast with a written purchase order (“Purchase Order”) for each new Firm Order that was only a Firm Forecast in the previous month’s Bulk Product Forecast. Each Purchase Order shall specify the Bulk Product ordered and the time, manner and address of delivery, all of which shall be subject to this ARTICLE 5. BTG shall confirm each Purchase Order in a written order confirmation within seven (7) Business Days after receipt of the Purchase Order.

5.06       Amending Forecasts. Any Bulk Product Forecast that is not a Firm Order is to be considered a forecast or estimate to be used for planning purposes, and shall not be construed as a firm commitment by Savient to BTG and thus can be increased or reduced by Savient from time to time. Savient shall be entitled at any time up until and including the time that a Firm Forecast or Estimated Forecast becomes a Firm Order, to increase or decrease such monthly Firm Forecast or Estimated Forecast for Bulk Product, provided, however, such increases or decreases on a monthly basis shall not be greater than twenty-five percent (25%) of the originally forecasted quantity for such month and each month may not be increased and decreased more than one time. As a request by Savient to increase the quantity of Bulk Product in a Firm Forecast prior to its becoming a Firm Order may require longer lead times for delivery than requested by Savient, both Parties shall agree jointly on a new delivery date as close as possible to the requested date having due regard for BTG’s commercial commitments to Third Parties and its own production needs, such agreement to not be unreasonably withheld, conditioned or delayed. Once a Firm Forecast becomes a Firm Order, Savient may not reduce it, but may request that BTG increase the quantity of Bulk Product subject to a Firm Order and BTG shall use commercially reasonable efforts to fill the increased order.

5.07       Fulfillment of Purchase Orders; Review of Forecasts.

(i)          BTG shall satisfy, in accordance with their terms, Savient’s Purchase Orders, provided and confirmed in accordance with Section 5.05. BTG shall promptly notify Savient if it becomes aware or believes that it will not be able to satisfy such Purchase Orders on time, in full, or at all, which Notice shall include an explanation in reasonable detail of the reason for BTG’s failure to comply with a confirmed Purchase Order and its proposed course of action for remedying such failure. Savient shall be entitled to request BTG to produce evidence to support its Notice, BTG’s response to such request shall not be unreasonably denied or delayed.

(ii)         Within ten (10) Business Days of its receipt of the Bulk Product Launch Forecast or a Bulk Product Forecast or any amendment thereto, BTG shall review such Forecast and in the event that BTG believes that it will not be able to satisfy the quantity, time or manner for delivery of any portion of the order for any amount of Bulk Product identified in any portion therein (i.e.: in the Firm Order, Firm Forecast or Estimated Forecast portions), BTG shall notify Savient of the same, provide a reasonable explanation of the cause of its inability to do so and provide alternatives for the delivery of the quantity and/or scheduling or manner of delivery to satisfy the requirements of Savient.

(iii)        Unless BTG has indicated, in accordance with Section 5.07(ii), an inability to satisfy the identified quantities of Bulk Product in the Bulk Product Launch Forecast, any Bulk Product Forecast, or any amendment thereto, BTG may not refuse to accept a Purchase Order which does not deviate from the previously provided Bulk Product Launch Forecast, Bulk Product Forecast or amended forecast, as the case may be when, on a rolling basis, months contained in a Firm Forecast or Estimated Forecast period becomes a Firm Order.

(iv)        In the event that BTG notifies Savient of its inability to supply any subject quantity of Bulk Product identified in the Bulk Product Launch Forecast, any Bulk Product Forecast or amended forecast, the parties agree to work together in good faith to expeditiously resolve the discrepancy between the subject forecast and BTG’s inability to supply Bulk Product in accordance therewith.

5.08       Effect of Supply Failure. In the event of a Supply Failure (as defined herein), no forecast or estimate shall be considered a Firm Order until such time as BTG proves to Savient’s reasonable satisfaction that the cause of such Supply Failure has been corrected. “Supply Failure” shall mean BTG has experienced […***…] failed batches of Bulk Product within a calendar quarter, or […***…] failed batches of Bulk Product aggregated over the course of two consecutive quarters, or […***…] failed batches of Bulk Product aggregated over the course of a calendar year. For purposes of this definition, any Bulk Product that is discovered and notified by Savient in accordance with Section 6.04 (iv) to be Non-Conforming Bulk Product after

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delivery shall be considered a failed batch. In the event of a Supply Failure during the Reservation Fee Period, the period covered by the Reservation Fee Period shall be extended by the quarterly or other period of such Supply Failure.

5.09       Preferential Right of Supply. BTG shall schedule its own products or those of an Affiliate for processing at the Facility and shall not accept from a customer that is a Third Party any orders for product processed at the Facility to the extent the fulfillment of such scheduling or order could, at the time of BTG’s scheduling or acceptance of such Third Party order, reasonably be expected to impede BTG’s ability to fulfill Savient’s Bulk Product Requirements as reflected on the then current monthly Firm Orders, Firm Forecast and Estimated Forecast submitted by Savient pursuant to Section 5.04 and acted upon by the Parties pursuant to Sections 5.05, 5.06, and 5.07 supra.

5.10       Alternative Supplier. Savient shall have the right to establish an alternative supplier for Bulk Product for up to twenty percent (20%) of its annual world-wide Bulk Product requirements; provided, however,

(i)         in the event of a Supply Failure under Section 5.08 above, Savient shall have the right to purchase all of its Bulk Product requirements from an alternative supplier upon reasonable prior written notice to BTG until BTG demonstrates to Savient’s reasonable satisfaction that BTG has fully remedied such Supply Failure, and

(ii)        if despite the good faith efforts of BTG to modify its Capacity Parameters to meet the needs of Savient, or, as applicable, the Parties good faith efforts to agree on cooperative methods to modify the BTG Capacity Parameters, Savient’s Forecasts for orders of Bulk Product up to the OCS Requirements are reasonably anticipated to exceed BTG’s available capacity for the Processing of Bulk Product, then Savient shall have the right to purchase any and all of its requirements of Bulk Product that Savient reasonably determines in good faith may exceed BTG’s available capacity from Savient’s alternate supplier.

BTG acknowledges its obligation to assist Savient with Technology Transfer to an alternative contract manufacturing organization in accordance with the terms and conditions of Section 5.02 of the Development Agreement.

5.11       Effect of Termination on Purchase Order. Unless otherwise agreed to in writing by the Parties, the termination of this Agreement shall automatically terminate all then existing Purchase Orders, except when the termination of this Agreement is pursuant to Sections 11.02 (i) (Elective) and 11.02(iv) (Material Breach by Savient), provided such material breach by Savient is not based on the non-payment of non-disputed amounts for Bulk Product deliveries, in which case BTG shall honor and fulfill any then existing Purchase Order and Savient shall pay BTG for any Purchase Order so honored and fulfilled by BTG pursuant to the terms of this Agreement.

ARTICLE 6

PRODUCTION

6.01       Obligation to Supply and Purchase. BTG shall manufacture and supply all Bulk Product quantities ordered by Savient and confirmed by BTG in accordance with the provisions of this Agreement. The Parties acknowledge and agree that, pursuant to the OCS Requirements and subject to the terms of this Agreement, Savient is obligated to order at least 80% of its annual world-wide Bulk Product requirements from BTG (“OCS Annual Requirements”) and BTG is obligated to provide such OCS Annual Requirements. BTG shall bear all risk of loss associated with production and batch failures or loss of Bulk Product until delivery to Savient, in accordance with the provisions of Section 7.01.

6.02       Process Changes.

(i)          Prior Approval of Savient Required. Except as set forth in this Section 6.02, BTG shall not make any change to the Process for the Bulk Product that would have an impact on the Bulk Product or Product, result in a change to the Commercial Bulk Product Specifications or the Product Specifications or require submissions to or approvals from any Regulatory Agency, except by prior written approval of Savient for such change, which approval shall not be unreasonably conditioned, withheld or delayed.

(ii)         Changes Based on Applicable Legal Requirements. BTG shall make such changes to the Process for the Bulk Product as may be required pursuant to applicable Legal Requirements; provided that BTG shall have notified Savient in advance of any required change and shall have obtained the prior written approval of Savient for such change, which approval shall not be unreasonably conditioned, withheld or delayed. Costs incurred by BTG in connection with changes to the Process for the Bulk Product that are required pursuant to Legal Requirements applicable solely to the Process for the Bulk Product, including but not limited to the purchase of equipment, shall be paid by Savient in advance, or on such other basis as the parties may agree at such time, of the incurrence of such charges at (x) […***…] percent ([…***…]%) of cost […***…]; (y) […***…], if applicable, as per Exhibit B; (z) […***…] at […***…] percent ([…***…]%) of cost; provided, however, that Savient shall have explicitly approved in writing any contemplated changes pursuant to this Section 6.02(ii) prior to BTG implementing any such changes. To the extent that the cost of any purchase of equipment is fully allocated to Savient, title to such equipment shall vest in Savient and Savient shall have the right, but not the obligation, to remove such equipment at its sole cost and expense upon the expiration or termination of this Agreement.

(iii)       Changes Made at the Request of Savient. From time to time, Savient may request that BTG make certain changes (other than those required by Legal Requirements) to the Processing of the Bulk Product; provided, however, that (A) Savient shall seek to minimize such changes, (B) Savient shall enter into good faith negotiations with BTG regarding the implementation of any such change to the Processing of the Bulk Product, with BTG’s consent to such change not being unreasonably withheld, conditioned, delayed or denied and (C) after the Parties have agreed upon the implications and costs related to a change to the Processing

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of the Bulk Product, BTG shall implement such change. Costs incurred by BTG in connection with such changes shall be reimbursed by Savient at (x) […***…] percent ([…***…]%) of cost excluding […***…]; (y) […***…], if applicable, as per Exhibit B; (z) […***…] at […***…] percent ([…***…]%) of cost. To the extent that the contemplated changes requested by Savient necessitate the purchase of equipment and the cost of such purchase of equipment is fully allocated to Savient, title to such equipment shall vest in Savient and Savient shall have the right, but not the obligation, to remove such equipment at its sole cost and expense upon the expiration or termination of this Agreement.

(iv)       Improvements by BTG. If BTG identifies a potential improvement that would (A) require changes to the Process, (B) have an impact on the Product or Bulk Product or (C) require submissions to or approvals from any Regulatory Agency, then BTG shall notify Savient of such improvement and the Parties shall, in good faith, discuss implementation of such improvement. Such improvement shall not be made unless the Parties reach agreement including, without limitation, agreement on allocation of cost, which agreement shall be at the sole discretion of the Parties. To the extent that the contemplated changes necessitate the purchase of equipment and the cost of such purchase of equipment is fully allocated to Savient, […***…].

(v)         Price Adjustment. In the event of any changes to the Process, pursuant to this Section 6.02, the Parties will meet and discuss the impact such Process changes have on the cost of Processing Bulk Product, either negative or positive, and will negotiate the resulting adjustment to the Price, as defined in Section 8.01, such adjustment to appropriately reflect the investment made by each Party in such Process changes relative to the manner in which such changes impact the cost of Processing the Bulk Product. To effectuate this Section 6.02(v), both parties shall exchange appropriately detailed documentation and analysis required to adequately assess the negative or positive impact such Process changes have on the cost of Processing Bulk Product.

6.03       Facility Changes.

(i)          Facility Changes by BTG. From time to time, BTG may desire to make certain changes or modifications to its Facility (other than those required by Legal Requirements) (“Facility Changes”) which Facility Changes impact, directly or indirectly, the Processing of the Bulk Product. BTG shall be entitled to make Facility Changes which impact, directly or indirectly, the Processing of the Bulk Product without the prior approval of Savient, provided, however:

(A)       prior to the approval of the BLA for Savient’s Product, BTG shall (x) use its best efforts to minimize Facility Changes which impact, directly or indirectly, the Processing of the Bulk Product, and (y) not implement any Facility Changes that will inhibit BTG’s ability to meet its obligations to supply Savient’s requirements under this Agreement or require the approval of a Supplement to the BLA for Savient’s Product, unless such change is unavoidable;

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(B)         after the approval of the BLA for Savient’s Product, BTG shall not implement any Facility Changes that will inhibit BTG’s ability to meet its obligations to supply Savient’s requirement under this Agreement unless and until the Parties have agreed to a plan for inventory stockpiling to satisfy Savient’s requirements, and;

(C)        BTG shall promptly provide Savient notice of its Facility Changes which may impact, directly or indirectly, the Processing of the Bulk Product prior to the anticipated commencement of such Facility Changes and shall enter into good faith negotiations with Savient regarding the implementation of any such Facility Change and the satisfaction of Savient’s requirements for the stockpiling of safety stocks on Bulk Product in order that Savient can meet the clinical and market demands of its Product.

Under no circumstances shall BTG implement a Facility Change which may endanger the quality of the Bulk Product. Costs incurred by BTG in connection with such Facility Changes shall be borne by BTG. As used in this Section 6.03(i), “promptly” shall mean, given the nature and substance of the Facility Change, that period of time commercially reasonably necessary to complete the discussions and negotiations envisaged herein.

(ii)         Facility Changes Based on Applicable Legal Requirements. BTG shall make such changes to the Facility as may be required pursuant to applicable Legal Requirements; provided that BTG shall promptly notify Savient in advance of such planned Facility Change; provided, however, that such notice from BTG shall be provided not later than ten (10) Business Days following BTG’s being notified of the necessity of changes to the Facility pursuant to Legal Requirements. Costs incurred by BTG in connection with such changes shall be reimbursed by Savient as follows:

(A)        Changes Specific to Savient’s Bulk Product. To the extent that changes to the Facility, including but not limited to the purchase of equipment, are required pursuant to Legal Requirements applicable solely to the Bulk Product, costs incurred for such changes shall be paid by Savient in advance of the incurrence of such charges, or on such other basis as the parties may agree at such time, at (x) […***…] percent ([…***…]%) of cost […***…]; (y) […***…], if applicable, as per Exhibit B, and; (z) […***…] at […***…] percent ([…***…]%) of cost; provided, however, that the Parties shall have agreed to a plan for the satisfaction of Savient’s requirements for safety stock of the Bulk Product to meet the clinical and market demands of its Product. To the extent that the cost of any purchase of equipment is fully allocated to Savient, title to such equipment shall vest in Savient and Savient shall have the right, but not the obligation, to remove such equipment at its sole cost and expense upon the expiration or termination of this Agreement.

(B)        Changes Not Specific to Savient’s Bulk Product. To the extent that changes to the Facility are required pursuant to Legal Requirements applicable to biopharmaceutical manufacturing in general, costs incurred for such changes shall be reimbursed by Savient […***…].

(C)        Changes in Connection With Another Product. If changes to the Facility are required pursuant to Legal Requirements applicable solely to other activities or the

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manufacture of other products in the Facility (even if such changes would not be required in the absence of the Processing of the Bulk Product at the Facility or if the Processing of the Bulk Product benefits from such changes) the costs incurred for such changes […***…].

Provided, however, that in the event of changes to the Facility required pursuant to applicable Legal Requirements, the Parties shall enter into good faith negotiations regarding the implementation of any such Facility Change in a manner intended to minimize the interruption of the supply of Bulk Product and, in any event, shall agree on a method for the satisfaction of Savient’s requirements for the stockpiling of safety stocks of Bulk Product in order that Savient can meet the clinical and market demands of its Product.

(iii)        Changes Made at the Request of Savient. From time to time, Savient may request that BTG make certain changes to the Purification Area (other than those required by Legal Requirements); provided, however, that

(A)        Savient shall seek to minimize such changes,

(B)        Savient shall enter into good faith negotiations with BTG regarding the implementation of any such change, with BTG’s consent to such change not being unreasonably withheld, conditioned, delayed or denied and

(C)        after the Parties have agreed upon the implications and costs related to the Savient requested changes, BTG shall implement such changes.

Costs incurred by BTG in connection with such changes to the Facility shall be reimbursed by Savient at (x) […***…] percent ([…***…]%) of cost […***…]; (y) […***…], if applicable, as per Exhibit B, and; (z) […***…] at […***…] percent ([…***…]%) of cost. To the extent that the contemplated changes requested by Savient necessitate the purchase of equipment and the cost of such purchase of equipment is fully allocated to Savient, title to such equipment shall vest in Savient and Savient shall have the right, but not the obligation, to remove such equipment at its sole cost and expense upon the expiration or termination of this Agreement.

(iv)          Price Adjustment. In the event of any changes to the Facility, pursuant to this Section 6.03, the Parties will meet and discuss the impact such Facility changes have on the cost of Processing Bulk Product, either negative or positive, and will negotiate the resulting adjustment to the Price, as defined in Section 8.01, such adjustment to appropriately reflect the investment made by each Party in such Facility changes relative to the manner in which such changes impact the cost of Processing the Bulk Product. To effectuate this Section 6.03(iv), both parties shall exchange appropriately detailed documentation and analysis required to adequately assess the negative or positive impact such Facility changes have on the cost of Processing Bulk Product.

(v)        Alternate Use of Purification Area. BTG shall have the right, but not the obligation, to utilize the Purification Area for the production, handling or storage of other

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products during periods when the Purification Area is not being utilized for the Processing of Bulk Product pursuant to the terms and conditions of Section 5.7 in the Quality Agreement.

6.04      Quality Assurance.

(i)         Testing by BTG. BTG shall perform quality testing using assays proposed by BTG and acceptable to Savient (which acceptance shall not be unreasonably conditioned, withheld or delayed) in order to assure that the Bulk Product complies with the Commercial Bulk Product Specifications, and shall retain samples of Bulk Product produced and records of the tests made on each such batch in accordance with applicable Legal Requirements. In addition, except as otherwise agreed by the Parties in writing, no Bulk Product shall be delivered until such Bulk Product has been processed in accordance with the tests, inspections and controls required under the Commercial Bulk Product Specifications and such other tests as the Parties may mutually agree upon in writing; provided, however, that the foregoing shall not relieve BTG of its obligation under ARTICLE 5. BTG shall maintain records with respect to the quality testing and shall deliver such records to Savient by facsimile or email and overnight courier prior to shipment of the Bulk Product. Savient shall pay for any and all costs and expenses related to the delivery of records to Savient by overnight courier. Such records shall also be made available to Savient during normal Israeli business hours, upon prior written request.

(ii)         Notice of Non-Conforming Bulk Product. BTG shall promptly notify Savient of any Non-Conforming Bulk Product of which it becomes aware, whether or not such Non-Conforming Bulk Product been delivered to Savient or its designee, specifying the Bulk Product release testing and batch number.

(iii)       Testing by Savient. At Savient’s election, Bulk Product may be subjected to testing by Savient at Savient’s facilities or facilities of a Third Party designated by Savient in order to verify conformance with the Commercial Bulk Product Specifications, using assays proposed by BTG and acceptable to Savient (which acceptance shall not be unreasonably conditioned, withheld or delayed). Savient shall maintain records with respect to the scope and nature of any such testing and shall disclose such records to BTG in a timely fashion.

(iv)       Notice of Delivery of Non-Conforming Bulk Product. Savient shall notify BTG in writing of any Non-Conforming Bulk Product within

(A)        forty-five (45) days of delivery of such Non-Conforming Bulk Product in the event of a defect which was discovered or could have been discovered by Savient through the use of reasonable testing methods and procedures mutually agreed to by the Parties in writing or

(B)        ten (10) Business Days of Savient’s discovery of the Non-Conforming status of the Bulk Product in the event of a defect not recognizable for Savient through the use of such testing methods and procedures (hereinafter “Hidden Defect”).

Savient’s notices of any non-conforming Bulk Product shall specify the manner in which the Bulk Product fails to meet the Commercial Bulk Product Specifications,. BTG shall have the right to examine and test any Bulk Product in Savient’s possession that Savient claims is Non-Conforming. The Parties shall cooperate to determine the point at which the Bulk Product became Non-Conforming. In the event that the Parties cannot agree as to whether any Bulk Product was Non-Conforming at the time of delivery, the Parties shall promptly appoint an independent specialist (appointed by mutual agreement between the Parties, which agreement shall not be unreasonably withheld, conditioned or delayed) who shall determine whether such Bulk Product was Non-Conforming at the time of delivery. In the absence of manifest error, the independent specialist’s decision shall be conclusive and binding on the Parties.

Except as otherwise provided herein relating to Hidden Defects in the Bulk Product, if Savient fails to notify BTG in writing of any non-conforming Bulk Product within forty-five (45) days of delivery, then the Bulk Product delivered by BTG to Savient shall be deemed to be in all respects in accordance with this Agreement and Savient shall be bound to accept and pay for the same accordingly. For the avoidance of doubt, this shall apply irrespective of whether or not Savient has carried out quality testing in accordance with Section 6.04 (iii).

(v)         Observation by Savient. During the Term, Savient (including Savient’s agents and consultants) shall have the right, at Savient’s sole cost and expense, during normal business hours and upon reasonable notice, to visit the Facility as per the Quality Agreement.

(vi)         Recalls and Voluntary Withdrawals. If either Party becomes aware of information about distributed Product containing Bulk Product indicating that it may be Non-Conforming with respect to the Bulk Product or that there is potential adulteration, misbranding and/or any potential issues regarding safety or effectiveness with respect to the Bulk Product, it shall promptly serve Notice to that effect on the other Party. Savient will initiate an investigation and assessment of such circumstances and shall promptly notify BTG of its findings and any proposed course of action. The Parties shall meet to discuss such circumstances and to consider appropriate courses of action. Savient shall bear all costs associated with a recall of the Product unless such recall is caused by a Hidden Defect with respect to the Bulk Product, in which case BTG shall pay all costs associated with the recall, up to the maximum value of the Product Price paid by Savient to BTG for the Bulk Product containing such Hidden Defect.

(vii)         Filled Product Release Testing. The Parties acknowledge that BTG is performing the Filled Product release testing for Savient under the terms of this Agreement and the Development Agreement until such time as the Filled Product release testing and methods can be transferred to Savient’s new third party fill/finisher of Product (hereinafter “Third Party Fill/Finisher”) or alternate Bulk Product or Product supplier. Savient will use its best efforts to effectuate the Technology Transfer of Product Technology to enable such Filled Product release testing to be performed by Savient’s Third Party Fill/Finisher or its alternate Product supplier as expeditiously as commercially practicable, and upon the approval of such amendments to this Agreement, and, if still in effect at such time, the Development Agreement shall be entered into relieving BTG of its obligation to perform release testing on Filled Product. It is the express intention of the Parties to mutually use best efforts to accomplish this Technology Transfer in adequate time to file the Product BLA with both BTG and Savient’s Third Party Fill/Finisher as alternate parties designated to perform the release testing of Filled Product, provided, however, the failure to succeed in this regard shall not be deemed a breach by Savient, nor shall it relieve BTG of its obligations to perform such release testing until such time as Savient’s Third Party Fill/Finisher is approved to perform such release testing.

6.05       Labeling and Packaging. BTG shall label and package the Bulk Product in accordance with Legal Requirements applicable to pharmaceutical products shipped in bulk for further processing, labeling, or repackaging.

6.06       Stability. Stability related activities for which BTG is responsible shall be completed in accordance with Quality Agreement. All costs incurred by BTG related to such activities shall be reimbursed by Savient in the manner and at the rates set forth on Exhibit B hereto.

ARTICLE 7

DELIVERY; INVOICES; WARRANTY

7.01       Shipment and Delivery. BTG shall use its best efforts to deliver Bulk Product in accordance with the delivery dates specified in its order confirmations or the Purchase Orders, as may be appropriate. All shipments shall be made by BTG pursuant to Savient’s instructions FCA Ben Gurion Airport, Tel Aviv, Israel, (Incoterms 2000) with BTG being responsible for delivering the Bulk Product cleared for export to the freight forwarder nominated by Savient.

7.02       Certificate of Analysis. An appropriate Certificate of Analysis and all relevant batch records shall precede the shipment of each Bulk Product batch delivered to Savient. BTG shall, for customs purposes, upon delivery of the Bulk Product, provide Savient with a valid declaration of origin, in a form reasonably acceptable to Savient, in respect of all Bulk Product supplied to Savient under this Agreement, together with such other supporting documents relating to the origin of such Bulk Product as Savient may reasonably require. If any of the foregoing documents are only available in a language other than English, the Parties shall agree upon an English language template for such document(s), and BTG shall provide to Savient an English language translation of any deviations from the template(s); provided, however, that any documentation required by any Regulatory Authority to be supplied for the purpose of importing, exporting, selling, storing, transferring, or otherwise disposing of Bulk Product, shall be provided in the English language.

7.03       Method of Invoicing. All orders under this Agreement shall be invoiced at the price which is in effect at the time of shipment.

7.04       Warranty. BTG hereby represents and warrants to Savient that (i) the quality (purity, physical and chemical properties) of the Bulk Product supplied by it to Savient shall be in accordance with its Specifications, shall not be adulterated or misbranded within the meaning of the applicable US food and/or drug law or regulation, and shall comply with all Legal Requirements (including cGMP) and those applicable laws, rules and regulations governing the formulation, manufacture, testing prior to delivery, packaging, labeling according to the Specifications for the Bulk Product and storage and delivery of the Bulk Product and (ii) the Processing of the Bulk Product at the Facility shall be in compliance with the CMC section of the BLA, as reviewed and attested to as accurate by BTG. This warranty is exclusive and is in lieu of all other warranties, whether written or oral, express, implied or statutory.

ARTICLE 8

PRICE

8.01       Price. The Parties agree that the Bulk Product shall be charged to Savient at the price set out in Exhibit E attached hereto (the “Price”).

8.02       Remittance of Payments. Payments due by Savient under Section 8.01 shall be payable by Savient no later than […***…] days after the invoice date; provided, however, that Bulk Product associated with such payment was actually delivered in accordance with Section 7.01. Savient shall make payment by wire transfer of Dollars from a single source in the United States to a bank account designated by BTG or by such other payment method as the Parties may agree upon from time to time. Except where any amounts payable are in dispute under this Agreement and to the extent such dispute is resolved in favor of Savient, in the event of late payment, interest on any past due payments shall accrue at the rate of […***…] percent per month, or if such rate shall exceed the maximum rate allowed by law, then at such maximum rate, and shall be payable on demand.

ARTICLE 9

REPORTING OF EVENTS

9.01       Exchange of Drug Safety Information. The Parties shall have the rights and responsibilities pertaining to AEs, SAEs and biologic product deviations in accordance with the provisions of the Quality Agreement attached hereto as Exhibit D.

9.02       Events Affecting Integrity or Reputation. During the Term, the Parties shall notify each other immediately of any circumstances of which they are or become aware of whereby the integrity and reputation of the Product or of the Parties are threatened by the unlawful activity of any Third Party in relation to the Product. In any such circumstances, the Parties shall cooperate to limit any damage to the Parties and/or to the Product.

9.03       Governmental Inspection. Each Party shall advise the other of any governmental communication, inspection or report which addresses or affects the Bulk Product promptly after becoming aware of it. Savient shall have the right to observe any such governmental inspection; provided, however that such governmental inspection is specifically related to the Bulk Product.

***Confidential Treatment Requested

ARTICLE 10

NON-COMPETITION AND NON-SOLICITATION

10.01    Non-Competition. During the Term of this Agreement, and for a period of thirty (30) months after the termination thereof, BTG agrees not to, and shall cause its Affiliates not to, use the Product Technology to manufacture, promote, market or sell any Competing Product in the Territory, nor will BTG acquire directly or indirectly any rights or interest in or to a Competing Product which is being manufactured, promoted, marketed or sold in the Territory. The Parties agree that an acquisition by BTG’s Affiliates of any rights or interest in or to a Competing Product which is being manufactured, promoted, marketed or sold in the Territory shall not be deemed to be an indirect acquisition by BTG, provided BTG has not participated in the acquisition process of its Affiliate.

10.02    Non-Solicitation. During the Term and for a period of thirty (30) months after the termination of this Agreement, the Parties agree that neither Party shall solicit any employee of the other Party or any of its Affiliates, with whom it has come in contact or interacted for the purposes of the performance of this Agreement, to leave the employment of the other Party or its Affiliate and accept employment or work as a consultant with the first Party, except in the event the other Party has approved such solicitation in writing. Notwithstanding the foregoing, nothing herein shall restrict or preclude either Party’s right to make generalized searches for employees by the issue of advertisement in the media (including trade media) or by engaging search firms to engage in searches that are not targeted or focused on an employee or employees of the other Party.

ARTICLE 11

TERM & TERMINATION

11.01    Term. This Agreement shall be in effect from the Effective Date and shall continue in effect until terminated pursuant to a Notice served by either Party in accordance with Section (the “Term”).

11.02    Termination. This Agreement may be terminated in accordance with the following sections:

(i)          Elective. Either Party may terminate this Agreement by giving at least three (3) years’ advance Notice (“Elective Termination Notice”) to the other Party, which Elective Termination Notice may not be given prior to the seventh (7th) anniversary of the first delivery of Bulk Product by BTG under this Agreement but may be given at any time thereafter. Upon the third (3rd) anniversary of the Elective Termination Notice, this Agreement shall terminate, unless extended by mutual agreement of the Parties.

(ii)         Force Majeure. In the event a Party (“Affected Party”) continues to experience a Force Majeure condition for a period of at least six (6) months after Notice of the Force Majeure was given pursuant to Section 14.04, the other Party shall be entitled to terminate this Agreement by giving a Notice of termination to Affected Party at any time while such Force

Majeure persists thereafter with the termination becoming effective on the date specified in the Notice of termination.

(iii)        Material Breach by BTG. Savient shall be entitled to terminate this Agreement, in the event that BTG commits a material breach of this Agreement (including, without limitation, in the event of a Supply Failure pursuant to Section 5.08 that is not due to an event of Force Majeure or a failure on the part of Savient to supply critical raw materials which it is obligated to supply pursuant to the terms of this Agreement) and BTG fails to cure such breach within sixty (60) days of receiving a Notice of default from Savient (or such longer period as Savient may reasonably agree if said breach is incapable of cure within such sixty (60) days) (“BTG’s Cure Period”), by giving a Notice of Termination to BTG (after expiration of BTG’s Cure Period, if applicable), with the termination to take effect on the date specified therein, provided, however, that if BTG experiences a second Supply Failure within any twelve (12) month period then BTG’s Cure Period shall be zero (0) days unless otherwise specified in the Notice of Termination provided by Savient in its sole discretion.

(iv)        Material Breach by Savient. BTG shall be entitled to terminate this Agreement, in the event that Savient commits a material breach of this Agreement and Savient fails to cure such breach within sixty (60) days of receiving a Notice of default from BTG (or such longer period as BTG may reasonably agree if said breach is incapable of cure within such sixty (60) days) (“Savient’s Cure Period”), by giving a Notice of termination to Savient (after expiration of the Savient Cure Period, if applicable), with the termination to take effect on the date specified therein. For purposes of this Section only, any amount of the Processing Capacity Reservation Fee and accrued interest thereon which has not been applied to payments for Bulk Product actually purchased by and delivered to Savient shall be forfeited by Savient to BTG as of the effective date of termination of this Agreement.

(v)        Insolvency. Either Party shall be entitled to terminate this Agreement, by giving Notice to the other Party (“Insolvent Party”), in the event of an Insolvency Event occurring in relation to the Insolvent Party, such termination to take effect upon delivery of the Notice of termination to the Insolvent Party. “Insolvency Event” for the purpose of this Clause shall mean any commencement – whether voluntarily or involuntarily – of any action seeking any relief by liquidation, reorganization (other than for corporate reorganization), dissolution or similar act under any bankruptcy, insolvency or similar law or otherwise any action seeking any arrangement between or with its creditors or any commencement of a proceeding or receipt of an order, judgment or decree seeking the liquidation, reorganization or dissolution of a Party or any other relief under any bankruptcy, insolvency or similar law or an arrangement is made with respect to such Party’s debts or business by its creditors with or without the consent of that Party.

11.03     Savient’s Rights Upon Termination. In the event Savient terminates this Agreement pursuant to Sections 11.02 (i) (Elective), 11.02 (ii) (for Force Majeure conditions affecting BTG), 11.02 (iii) (Material Breach by BTG), or 11.02 (v) (for insolvency of BTG) or in the event BTG terminates this Agreement pursuant to Section 11.02 (i), BTG shall promptly, upon request by Savient, convey to Savient all Know-How, BTG Licensed Improvements and other information related to the Processing of the Product and/or Bulk Product sufficient to enable Savient or any other Persons engaged by Savient to manufacture, produce or provide the Product and/or Bulk Product and BTG shall provide all other assistance that Savient may reasonably request, at no cost to Savient. Such Know-How, BTG Licensed Improvements and other information shall include, without limitation, all records and reports related to (i) the development of the Bulk Product, Product and/or Process, (ii) the Processing of the Bulk Product and Product, (iii) testing for compliance with the Specifications, and (iv) batch records. Unless this Agreement is terminated pursuant to Section 11.02 (iii), Savient shall be responsible for the reasonable labor costs and expenses incurred by BTG in conveying such Know-How, BTG Licensed Improvements and other information and providing such assistance. Such labor costs of BTG employees and/or Third Party expenses shall be reimbursed by Savient in the manner and at the rates set forth on Exhibit B hereto.

11.04     BTG’s Rights Upon Termination. In the event that BTG terminates this Agreement pursuant to Sections 11.02(i) (Elective), 11.02(ii) (for Force Majeure conditions affecting Savient), 11.02(iv) (Material Breach by Savient) or 11.02(v) (for insolvency of Savient), any and all outstanding non-disputed payments due from Savient pursuant to this Agreement shall become immediately due and payable. Anything to the contrary notwithstanding, upon termination by BTG, BTG shall promptly, upon request by Savient and at Savient’s cost, convey to Savient, all Know-How, BTG Licensed Improvements and other information related to the Processing of the Bulk Product and/or Product sufficient to enable Savient or any other Persons engaged by Savient to manufacture, product or provide the Bulk Product and/or Product and BTG shall provide all other assistance that Savient may reasonably request, at Savient’s sole cost.

11.05     Effect of Termination. Termination of this Agreement for any reason is without prejudice to the Parties’ accrued rights and shall not be construed to release either Party of any obligation matured prior to the effective date of such termination.

11.06     Survival. The following provisions shall survive the expiration or termination of this Agreement: 2.01(iii), 2.01(iv), 2.04, 3.02, 3.03, 4.01 (ii), 5.11, 6.04 (i), 6.04(ii), 6.04 (iv), 6.04 (vi), 6.04 (vii), 6.06, ARTICLE 7, ARTICLE 8, ARTICLE 9, Section 10.01 (except in the event of a termination by BTG pursuant to Section 11.02 (iv) (Material Breach by Savient)), 10.02, 11.03, 11.04, 11.05, 11.06, ARTICLE 12, ARTICLE 13, ARTICLE 14. The survival of Sections 3.02, 3.03, 6.04 (vii) and 6.06 shall be subject to BTG being compensated for any actions on their part under these provisions post expiration or termination on the basis of the principles set forth in this Agreement. The Parties expressly understand and agree that Section 2.01 (ii) shall not survive the expiration or termination of this Agreement. For the avoidance of doubt, even after the termination of this Commercial Agreement pursuant to either Section 11.02 (iii) or Section 11.02 (iv), each Party’s rights under the Residual Rights Agreement shall subsist in full and irrespective of the grounds for such termination, except Savient may not compel BTG to perform any additional manufacturing services as may be required by the Residual Rights Agreement.

ARTICLE 12

REMEDIES

12.01    Remedies for Non-Conforming Bulk Product. In the event BTG delivers to Savient Bulk Product that does not meet the Commercial Bulk Product Specifications, Savient shall, at its option, be entitled to (A) the replacement of such Non-Conforming Bulk Product with corresponding Bulk Product meeting the Bulk Product Specifications and with the cost of the PEG material supplied by Savient and the cost of shipment for such replacement Bulk Product being borne by BTG; or (B) a refund of (x) any price paid by Savient for such Non-Conforming Bulk Product, (y) the cost of the PEG material supplied by Savient for such Non-Conforming Bulk Product, and (z) the shipment costs associated with such Non-Conforming Bulk Product, provided, however, that Savient has notified BTG in writing of the non-conforming Bulk Product in accordance with Section 6.04 (iv). In addition, Savient shall, at BTG’s option and cost, either destroy or return to BTG at its Facility any Non-Conforming Bulk Product.

12.02    Indemnity by BTG.

(i)        BTG shall defend, indemnify and hold harmless each Savient Indemnitee from and against (i) all Claims of Third Parties that arise as a result of a material breach of any covenant, agreement, warranty or representation made by BTG under this Agreement, and (ii) all Product Liability Claims, or such portion of Product Liability Claims, as are allocated to BTG pursuant to Section 12.04.

(ii)        BTG shall not be obligated under this Section 12.02 to the extent it is shown that the Claim was the direct result of a material breach of any covenant, warranty or representation made by Savient under this Agreement.

(iii)        BTG shall have no obligation under this Section 12.02 unless

(A)         Savient gives BTG prompt written notice of any Claim for which it seeks to be indemnified under this Agreement,

(B)         BTG is granted full authority and control over the defense against such Claim, and

(C)         Savient cooperates fully with BTG in defense of the Claim (all reasonable out-of-pocket expenses of such cooperation to be borne by BTG).

Savient shall have the right to participate in the defense of any such Claim utilizing attorneys of its choice, at its own expense; provided, however, that BTG shall have full authority and control to handle any such Claim, including without limitation any settlement or other disposition thereof, for which Savient seeks indemnification under this Section 12.02; provided, however, further that any settlement that includes an admission of fault, culpability or liability on the part of Savient shall not be concluded without Savient’s consent, which consent shall not be unreasonably conditioned, withheld, delayed or denied.

(iv)        BTG shall indemnify and hold Savient harmless for any income tax or other taxes which Savient may be required by current or future Legal Requirements to pay on behalf of BTG with respect to any monies payable to BTG under this Agreement, including without limitation, any associated penalties, fines and interest (hereinafter, a “Tax Claim”); provided, however, that if Savient becomes aware of any Legal Requirements according to which Savient is required to pay any taxes on behalf of BTG or to withhold any amounts with respect to any such Tax Claim, then Savient shall act in strict compliance with such Legal Requirements and shall promptly serve written notice to that effect on BTG. Furthermore, upon learning of the existence of a Tax Claim, Savient shall provide prompt written notice to BTG where such notice shall include copies of all materials received by Savient which pertain to the Tax Claim. Additionally, upon request by BTG, Savient shall provide reasonable assistance to BTG to enable BTG to defend any such Tax Claim and/or support a claim for a refund or a foreign tax credit with respect to any such Tax Claim; provided that BTG shall reimburse Savient for any out-of-pocket expenses which Savient incurs in rendering any assistance to BTG pursuant to this provision within thirty (30) days of receipt of a reasonably specific demand for reimbursement with accompanying documentation demonstrating such amounts claimed. Savient shall obtain the approval of BTG for any individual out-of-pocket expense in excess of […***…] Dollars ($[…***…]), such approval not to be unreasonably withheld, delayed or conditioned. BTG shall have the sole right to handle any such Tax Claim utilizing attorneys of its choice, at its own expense; provided, however, that any settlement that includes an admission of fault, culpability, penalty fine or any other liability on the part of Savient shall not be concluded without Savient’s consent, which consent shall not be unreasonably conditioned, withheld, delayed or denied.

12.03    Indemnity by Savient.

(i)         Savient shall defend, indemnify and hold harmless each BTG Indemnitee from and against all Claims of Third Parties that arise as a result of (A) a material breach of any covenant, agreement, warranty or representation made by Savient under this Agreement, and (B) patent infringement involving the manufacture, use, importation, sale or marketing of the Bulk Product or Product, and (C) all Product Liability Claims, or such portion of Product Liability Claims, as are allocated to Savient pursuant to Section 12.04.

(ii)         Savient shall not be obligated under this Section 12.03 to the extent it is shown that the Claim was the direct result of a material breach of any covenant, warranty or representation made by BTG under this Agreement.

(iii)         Savient shall not be obligated under this Section 12.03 unless

(A)         BTG provides Savient with prompt written Notice of any Claim for which it seeks to be indemnified under this Agreement,

(B)         Savient is granted full authority and control over the defense against such Claim, and

***Confidential Treatment Requested

(C)         BTG cooperates fully with Savient in defense of the Claim (all reasonable out-of-pocket expenses of such cooperation to be borne by Savient).

BTG shall have the right to participate in the defense of any such Claim utilizing attorneys of its choice, at its own expense; provided, however, that Savient shall have full authority and control to handle any such Claim, including without limitation any settlement or other disposition thereof, for which BTG seeks indemnification under this Section12.03; provided, however, further that any settlement that includes an admission of fault, culpability or liability on the part of BTG shall not be concluded without BTG’s consent, which consent shall not be unreasonably conditioned, withheld, delayed or denied.

12.04    Product Liability Claims. Notwithstanding the foregoing Sections 12.02 and 12.03, the Parties’ responsibilities with respect to Product Liability Claims shall be governed by this Section12.04.

(i)          BTG shall be solely responsible for all Product Liability Claims that arise out of Non-Conforming Bulk Product, provided, however, that the following conditions are cumulatively satisfied: (A) such nonconformance existed at the time the Bulk Product was delivered by BTG and (B) such nonconformance was the result of BTG’s failure to manufacture the Bulk Product in strict adherence with the Process and (C) such Non-Conformance was the result of a Hidden Defect. Savient shall be solely responsible for all Product Liability Claims that arise out of Non-Conforming Bulk Product in each of the following cases: (A) such non-conformance occurred after the Bulk Product was delivered to Savient or (B) the Non-Conforming Bulk Product was manufactured by BTG in strict adherence with the Process or (C) such Non-Conformance was not the result of a Hidden Defect.

(ii)          Each Party shall give the other prompt written notice of any Product Liability Claim, but the omission of such notice shall not relieve either Party from its obligations under this Section 12.04, except to the extent the other Party can establish actual prejudice and direct damages as a result thereof. With respect to each Product Liability Claim, Savient shall have the first right to defend and settle such Product Liability Claim. In the event that Savient does not assume the defense of such Product Liability Claim within ninety (90) days following Savient’s receipt of notice of the commencement or assertion of such Product Liability Claim, BTG may notify Savient of BTG’s desire to take the lead role in the defense of such Product Liability Claim. If, within ten (10) days after BTG notifies Savient of such desire, Savient does not assume the defense of such Product Liability Claim, then BTG may take the lead role in the defense of such Product Liability Claim.

The Party assuming the defense of any Product Liability Claim as permitted under this Section 12.04 (the “Controlling Party”) shall consult with the other Party on all material aspects of the defense, including without limitation settlement, of such Product Liability Claim, and the Parties shall cooperate fully with each other in connection therewith. The non-defending Party shall also have the right to participate in the defense of any Product Liability Claim utilizing attorneys of its choice, at its own expense. In furtherance of the Parties’ cooperation, the Controlling Party will consult with the other Party regarding strategic decisions, including without limitation the retention of counsel and defense of each Product Liability Claim. The Controlling Party will otherwise keep the other Party fully informed of the status and progress of the defense and any settlement discussions concerning the Product Liability Claim. Any settlement of a Product Liability Claim that would admit liability on the part of any Party or its Affiliates or Agents, or that would involve any relief other than the payment of money damages, shall be subject to the prior written approval of both Parties, such approval not to be unreasonably withheld or delayed. All damages and expenses (including attorney’s fees) incurred in connection with the defense of a Product Liability Claim shall be allocated between the Parties in accordance with Section 12.04 (i).

12.05     Limitation of Damages. Notwithstanding anything to the contrary set forth in this Agreement, in no event shall either Party be liable to the other Party for, and each Party shall procure that none of its Affiliates or Sublicensees shall make any claim against the other Party (or its Affiliates and Sublicensees) for, any lost profits, loss of business, loss of contracts, diminished goodwill, diminished reputation, or consequential, indirect, incidental or special damages arising under or in connection with this Agreement or the Bulk Product.

ARTICLE 13

DISPUTE RESOLUTION AND ARBITRATION

13.01     Governing Law. This Agreement and any and all matters arising directly or indirectly herefrom shall be governed by and construed in accordance with the laws of the State of New York, United States of America, without giving effect to (A) its conflict of law principles and (B) the United Nations Convention on Contracts from the International Sale of Goods.

13.02     Arbitration. Any dispute, controversy or claim arising out of or in relation to this contract, including the validity, invalidity, breach or termination thereof, shall be resolved by arbitration in accordance with the Swiss Rules of International Arbitration of the Swiss Chambers of Commerce in force on the date when the Notice of Arbitration is submitted in accordance with these Rules. The number of arbitrators shall be three; the seat of the arbitration shall be Zurich, Switzerland; the arbitral proceedings shall be conducted in English and shall take place in London, England.

ARTICLE 14

MISCELLANEOUS

14.01     Confidentiality. During the Term of this Agreement or the Commercial Agreement, whichever expires later, and for a period of three (3) years thereafter, each Party (the “Receiving Party”) shall keep strictly confidential any Confidential Information disclosed by any other Party (the “Disclosing Party”), using at least the same degree of care that it uses to protect its own confidential or proprietary information, but in no event less than reasonable care. The provisions of this ARTICLE 14 shall apply to all Confidential Information, and to all proprietary information of the Disclosing Party relating to the Product and/or the Process that is disclosed (or known) to a Receiving Party prior to the date hereof (which shall be deemed to be Confidential Information, subject to the exceptions in clauses (i) through (iv) below, for purposes of this Agreement). The nature and terms of this Agreement shall be deemed to be Confidential

Information of each Party, subject to the exceptions set forth in clauses (i) through (iv) below, for purposes of this Agreement. The Receiving Party shall use Confidential Information solely for the purposes of this Agreement and the activities contemplated hereby and shall not disclose or disseminate any Confidential Information to any Person at any time, except for disclosure to those of its Affiliates, directors, officers, employees, consultants, accountants, attorneys, advisers and agents that have a need to know such information to permit the Receiving Party to exercise its rights or fulfill its obligations pursuant to this Agreement, provided that such Persons are bound to maintain the confidentiality of such Confidential Information to the same extent as if they were parties hereto. The obligations set forth in this Section 14.01 are subject to the following exceptions:

(i)           The Receiving Party may disclose the Disclosing Party’s Confidential Information that is required to be publicly disclosed by law or by regulation; provided, however, that: (A) the Receiving Party shall, where possible, seek confidential treatment for any Confidential Information of the Disclosing Party, and shall provide the Disclosing Party with prompt advance notice of such disclosure and reasonable opportunity to review any such disclosure so that the Disclosing Party may, if it desires, seek a protective order or other appropriate remedy; and (B) the Parties or their Affiliates may disclose the terms of this Agreement in any filings with the U.S. Securities and Exchange Commission (provided that the Parties or their Affiliates, as applicable, use commercially reasonable efforts to seek confidential treatment for any trade secrets, commercial terms or information, or financial terms or information).

(ii)           Pursuant to an agreement to maintain confidentiality, any Party may discuss, or provide a copy of, this Agreement to its accountants, its attorneys, and its current, future or potential investors or shareholders.

(iii)           Pursuant to an agreement containing confidentiality obligations and subject to the other Parties’ written consent, either Party may provide a copy of this Agreement or relevant portions thereof to any Third Party sublicensee, if required pursuant to the relevant license agreement with such Third Party.

(iv)           Any other disclosure of the nature or terms of this Agreement (including, without limitation, any public announcements, press releases or similar publicity with respect to this Agreement) by any Party, must be approved in advance in writing by Savient, in its sole discretion, as to form and content of such disclosure; provided, however, that the contents of any public announcement, press release or similar publicity which has been reviewed and approved can be re-released by any Party in any form without a requirement for re-approval.

14.02    BTG Insurance. BTG and/or its Affiliates shall obtain and maintain during the Term and for five (5) years thereafter comprehensive general liability insurance on a claims-made basis, with endorsements for product liability with annual coverage limits of not less than […***…] Dollars ($[…***…]) per claim and […***…] Dollars ($[…***…]) annual aggregate. All of BTG’s insurance policies shall be issued by “A-rated” insurers as designated by Standard and Poor’s Corporation and/or by acceptable other means. The minimum level of insurance set forth herein shall not be construed to create a limit on BTG’s liability hereunder. On the Effective Date and upon the request of Savient (provided that such request shall be made no more than

***Confidential Treatment Requested

once per calendar year), BTG shall furnish to Savient a certificate of insurance evidencing such coverage as of such date. Each such certificate of insurance, as well as any certificates evidencing new or modified coverages of BTG, shall include a provision whereby thirty (30) days written notice must be received by Savient prior to coverage modification or cancellation by either BTG or the insurer. In addition, BTG shall promptly notify Savient of any cancellation or modification of such insurance coverage and of any new or modified coverage. In the case of a modification or cancellation of such coverage, BTG shall promptly provide Savient with a new certificate of insurance evidencing that BTG’s coverage meets the requirements in the first sentence of this Section 14.02.

14.03     Savient Insurance. Savient shall obtain and maintain during the Term and for five (5) years thereafter comprehensive general liability insurance on a claims-made basis, with endorsements for product liability with annual coverage limits of not less than […***…] Dollars ($[…***…]) per claim and […***…] Dollars ($[…***…]) annual aggregate. All of Savient’s insurance policies shall be issued by “A-rated” insurers as designated by Standard and Poor’s Corporation and/or by acceptable other means. The minimum level of insurance set forth herein shall not be construed to create a limit on Savient’s liability hereunder. On the Effective Date and upon the request of BTG (provided that such request shall be made no more than once per calendar year), Savient shall furnish to BTG a certificate of insurance evidencing such coverage as of such date. Each such certificate of insurance, as well as any certificates evidencing new or modified coverages of Savient, shall include a provision whereby thirty (30) days written notice must be received by BTG prior to coverage modification or cancellation by either Savient or the insurer. In addition, Savient shall promptly notify BTG of any cancellation or modification of such insurance coverage and of any new or modified coverage. In the case of a modification or cancellation of such coverage, Savient shall promptly provide BTG with a new certificate of insurance evidencing that Savient’s coverage meets the requirements in the first sentence of this Section 14.03.

14.04     Notices. All notices, requests, demands, claims and other communications hereunder (each, a “Notice”) shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly delivered four (4) Business Days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one (1) Business Day after it is sent by overnight delivery via a reputable national courier service, in each case to the intended recipient as set forth below:

If to Savient, to:

Savient Pharmaceuticals Inc.

One Tower Center, 14th Floor

East Brunswick, New Jersey 08816, USA

Telecopy: +1-732-418-9065

Attention: Philip K. Yachmetz, EVP & CBO

***Confidential Treatment Requested

with copies, which shall not constitute notice hereunder, sent to:

Savient Pharmaceuticals, Inc. One Tower Center, 14th Floor East Brunswick, NJ 08816 U.S.A. Attention: John Petrolino	and	Wilmer Cutler Pickering Hale and Dorr LLP 60 State Street Boston, MA 02109 Telecopy: +1-617-526-5000 Attention: David E. Redlick, Esq.

If to BTG, to:

Bio-Technology General (Israel) Ltd.

Beer Tuvia Industrial Zone

POB 571

Kiryat Malachi 83104, Israel

Telecopy: +972-8-8612288

Attention: General Manager

with copies, which shall not constitute notice hereunder, sent to:

Ferring International Center SA Chemin de la Vergognausaz 50 CH-1162 Saint-Prex Switzerland Attention: General Counsel	and	Ferring International Center SA Chemin de la Vergognausaz 50 CH-1162 Saint-Prex Switzerland Attention: EVP, Technical Operations

Any Party may give any notice, request, demand, claim, or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the Party for whom it is intended. Any Party may change the address to which notices, requests, demands, claims and other communications hereunder are not be delivered by giving the other Party notice in the manner herein set forth.

14.05    Entire Agreement. This Agreement and all attachments, including the exhibits hereto, constitutes the entire agreement between Savient and BTG with respect to the subject matter hereof, and supersedes any prior agreements or understandings, both written and oral, between Savient and BTG with respect to such matters, other than the Divestiture Agreements and the Residual Rights Agreement, which shall be read together with this Agreement.

14.06    Order of Precedence. In the event of a conflict or inconsistency that relates to the subject matter hereof between any of the terms of the following documents, the following order of precedence shall control:

(i)	this Commercial Supply Agreement between the Parties, and Exhibits hereto

(ii)	the Development Agreement between the Parties, and Exhibits thereto

(iii)	the Residual Rights Agreement, and Exhibits thereto

Without limiting the generality of the foregoing, and for the avoidance of any doubt, the following sections of the Residual Rights Agreement are hereby superseded by this Agreement as far as the subject matter hereof is concerned: (A) Section 3 - Research & Development; Regulatory Services; Manufacturing Services; (B) Section 4 - Technology Transfer; (C) Section 9 - Indemnification; (D) Section 13 – Governing Law and Dispute Resolution; (E) Annex C (Development and Regulatory Work-Puricase); (F) Annex D (Term Sheet Manufacturing Services); and (G) Annex E (Term Sheet for Technology Transfer). In resolving any such conflicts, these documents shall be read as a whole and in a manner most likely to accomplish their purposes. Any amendments to these documents on which the Parties may agree to in accordance with the terms of each document shall take precedence over any conflicting terms in the prior release of each document. Each Party shall promptly report to the other in writing any inconsistencies in these documents, even if the inconsistency is resolvable using the above order of precedence.

14.07    Covenant of Further Assurances. The Parties covenant and agree that, subsequent to the execution and delivery of this Agreement and without any additional consideration, each of the Parties shall execute and deliver any further legal instruments and perform such acts which are or may become reasonably necessary to effectuate the purposes of this Agreement.

14.08    Waivers; Amendments. The failure of either Party to insist, in any one or more instances, upon the performance of any of the terms, covenants or conditions of this Agreement or to exercise any right hereunder, shall not be construed as a waiver or relinquishment of the future performance of any such term, covenant or conditions or the future exercise of such right, and the obligation of the other Party with respect to such future performance shall continue in full force and effect. Savient and BTG may (A) mutually amend or waive any provision of this Agreement at any time and (B), from time to time after the date hereof, modify and/or replace any of the exhibits hereto, which modified or replaced exhibits shall automatically constitute part of this Agreement; provided, however, that no amendment or waiver of any provision of this Agreement and no modification and/or replacement of any exhibits hereto shall be valid unless the same shall be in writing and duly signed by both of the Parties.

14.09    Relationship. BTG is an independent contractor engaged by Savient for the provision of the Bulk Product and certain services as set forth in this Agreement. Nothing in this Agreement shall constitute BTG as an employee, agent or general representative of Savient. This Agreement shall not constitute either Party as the legal representative or agent of the other, nor shall either Party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against, or in the name of or on behalf of, the other Party. This Agreement shall not constitute, create or in any way be interpreted as a joint venture, partnership or formal business organization of any kind.

14.10    Publicity. Except as otherwise required by Legal Requirements, neither Party shall use the other’s name or refer to it directly or indirectly in an advertisement, news release or release to any professional or trade publication or issue any news release relating to this Agreement, without the prior written approval from such Party for such use or release. The Parties agree that a news release with respect to the consummation of this transaction and the details thereof will be made, the content and form of which shall be reasonably agreed between the Parties. In addition, the Parties agree that Savient shall be permitted to disclose this Agreement and the transactions contemplated hereby in filings made with the U.S. Securities and Exchange Commission or other regulatory authorities in accordance with Section 14.01.

14.11    Severability. If any term of other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the underlying transaction in any country in the Territory is not affected in any manner materially adverse to either Party. Upon such determination that (i) any term of other provision is invalid, illegal or incapable of being enforced and (ii) the economic or legal substance of the underlying transaction in any country in the Territory is affected in a manner materially adverse to either Party, the Parties shall modify this Agreement, with respect to such country in the Territory, so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner to the fullest extent permitted by Legal Requirements in such country in the Territory in order that the underlying transaction be completed as originally contemplated to the fullest extent possible.

14.12    No Assignment. Neither this Agreement nor any of the rights, interests, or obligations hereunder may be assigned by either Party without the prior written consent of the other Party hereto, except that Savient may assign its rights, interests, or obligations hereunder to any Third Party acquiring rights to the Product and either Party may assign its rights hereunder to any Affiliates or any entity that acquires all or substantially all of such Party’s business or assets (provided that no such assignment shall relieve the assigning Party of its obligations hereunder, and the assigning Party shall remain primarily liable for such obligations). Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

14.13    Headings. The headings used in this Agreement are included for convenience only and are not to be used in construing or interpreting this Agreement.

14.14    Force Majeure. If either of the Parties is impeded in fulfilling its undertakings in accordance with this Agreement by circumstances beyond its reasonable control, such as, but not limited to, labor conflict, lightening striking, acts of God, fire, war, mobilization or unforeseen military call-up of a large magnitude, requisition, confiscation, commandeering, public decrees, riots, insurrections, general shortage of transport, goods or energy and faults or delays in deliveries from subcontractor or suppliers caused by any circumstances referred to in this Section 14.14, the impediment shall be considered a Force Majeure condition and the Party shall be exempted from liability for delays due to such reasons; provided, however, that it notifies the other Party thereof without undue delay after such a circumstance has occurred. Upon such notification, the Parties shall agree upon a reasonable extension of the time for performance, not to exceed an extension equal to the period the Force Majeure condition continues to exist.

14.15    Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and same instrument.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the Effective Date.

SAVIENT PHARMACEUTICALS, INC.		BIO-TECHNOLOGY GENERAL (ISRAEL) LTD.

By:	/s/ Philip K. Yachmetz	By:	/s/ Dov Kanner
	Name: Philip K. Yachmetz		Name: Dov Kanner
	Title: EVP & CBO		Title: Managing Director

Exhibit A

Savient Patent Rights

[…***…]
TITLE	COUNTRY	SERIAL NO	PATENT NO	STATUS
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

Confidential Materials omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment. A total of five pages were omitted.

***Confidential Treatment Requested

A-1

Exhibit B

Compensation for Services and Reimbursement of Expenses

BTG shall submit invoices to Savient on a quarterly basis in arrears, which invoices shall provide an account of (i) detailed descriptions of the services performed, (ii) the number of hours such services were performed, (iii) the levels of the individuals performing such services and (iv) detailed descriptions of any Third Party expenses incurred (documentation of such expenses shall be provided to Savient upon request).

Payment to BTG shall be due within forty-five (45) days of the date of the invoice (provided that the invoice is received by Savient within three (3) Business Days of the date thereof) or within forty-five (45) days of Savient’s receipt of the invoice (if received by Savient four (4) or more Business Days after the date thereof).

Compensation Rates:

Level	Daily Rate (eight (8) hour day)
Vice President or Senior Director	$ […***…]
Department Head or Director	$[…***…]
Unit Head	$[…***…]
Exempt Non-Management Employee, Group Leader & others	$[…***…]

Beginning on January 1, 2008, and on each successive January 1st thereafter, the above rates shall increase by an amount equal to the average increase in the United States Consumer Pricing Index (CPI) over the immediately preceding twelve (12) month period.

            Third Party Expenses:

Savient shall reimburse BTG for documented expenses paid to a Third Party; provided that, other than BTG’s travel expenses for travel at the request of Savient, expenses for raw materials, expenses for subcontractors/consultants, BTG shall be required to obtain Savient’s pre-approval in writing for any expenses to be incurred in excess of […***…] Dollars ($[…***…]).

***Confidential Treatment Requested

Exhibit C

Current Provisional Bulk Product Specifications

SPECIFICATION PEG-URICASE API

Parameter	Test	Specification
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
	[…***…]	[…***…]
	[…***…]	[…***…]
	[…***…]	[…***…]
	[…***…]	[…***…]
	[…***…]	[…***…]

***Confidential Treatment Requested

C-1

Exhibit D

Quality Agreement

QUALITY ASSURANCE RESPONSIBILITY AGREEMENT

BETWEEN

SAVIENT PHARMACEUTICALS, INC.

AND

BIO-TECHNOLOGY GENERAL (ISRAEL) LTD.

(COMMERCIAL PHASE)

Table of Contents

1	Purpose & Scope:	1

2	Definitions:	1

3	Notification of Process Deviations and Documentation Changes:	3

4	Materials:	4

5	Manufacturing:	6

6	Release and Shipment of Products(s):	8

7	Deviations in Process or Product:	8

8	Storage of Products(s):	9

9	Traceability of Products(s):	9

10	Conflict of Terms:	9

11	Compliance with Laws:	9

12	Inspections:	9

13	Observations by SAVIENT:	10

14	Adverse Events:	10

15	Stability:	11

16	Regulatory Action:	11

17	Annual Report to FDA:	11

18	APPENDIX I:	13

19	APPENDIX II:	14

20	APPENDIX III:	17

ARTICLE 1

PURPOSE AND SCOPE:

1.01       Savient Pharmaceuticals, Inc. (“SAVIENT”) and Bio-Technology General (Israel) Ltd. (“BTG”) have entered into a Supply Agreement of (event date) herewith (the “Supply Agreement”).

This document (the “Quality Agreement”) defines the quality assurance responsibilities between SAVIENT and BTG. This Quality Agreement applies only to the manufacture and supply by BTG to SAVIENT of the Product (as defined in the Supply Agreement).

ARTICLE 2

DEFINITIONS:

2.01       Capitalized terms used but not otherwise defined in this Quality Agreement will have the meanings ascribed thereto in the Supply Agreement. For ease of reference, the following definitions from the Supply Agreement which are used in this Quality Agreement are copied in full below, amended where appropriate for the purposes of this Quality Agreement:

(i)	“BLA” means a Biologics License Application filed with the FDA and/or any other application required for the purpose of marketing or selling or using a therapeutic or prophylactic product to be filed with a governmental agency in a non-U.S. country or group of countries, including, without limitation, a Product License Application or Marketing Authorization in the European Union.

(ii)	“Bulk Product” shall mean the bulk solution of polyethylene glycol (PEG) conjugate of uricase ordered by Savient from BTG pursuant to the Supply Agreement.

(iii)	“Bulk Product Specifications” shall mean the manufacturing and quality specifications for the Bulk Product, including, without limitation, unit descriptions established from time to time in accordance with section 3.01 of the Supply Agreement.

(iv)	“Business Day” shall mean any day other than (i) Friday, Saturday or Sunday or (ii) a day on which banking institutions located in New York, New York, United States of America or in Israel are permitted or required by law, executive order or governmental decree to remain closed.

(v)	“cGMP” shall mean current good manufacturing practices as set forth in Title 21, Parts 210 and 211 of the C.F.R. and 21 C.F.R. Part 312 (IND) and Part 314 (NDA), and 21 C.F.R. Part 600 (Biological Products), as established and amended by the FDA.

(vi)	“FDA” shall mean the United States Food and Drug Administration or, where applicable, its regulatory equivalent in a foreign jurisdiction.

(vii)	“Facility” shall mean, as applicable, the Be’er Tuvia manufacturing facility located at Beer Tuvia Industrial Zone, POB 571, Kiryat Malachi 83104, Israel

(viii)	“IND” shall mean an Investigational New Drug application, as defined in 21 C.F.R. 312.3, and filed with the FDA or any equivalent foreign Regulatory Agency.

(ix)	“Legal Requirements” shall mean (i) any present and future national, state, local or similar laws (whether under statute, rule, regulation or otherwise), (ii) requirements under permits, orders, decrees, judgements or directives, and requirements of applicable Regulatory Agencies (including, without limitation, cGMP) and (iii) regulations pertaining to BLAs (with respect to each of the foregoing, as amended or revised from time to time).

(x)	“Process” or “Processing” shall mean the act of purification, preparation, filling, testing and any other pharmaceutical manufacturing procedures, or any part thereof (including, but not limited to, product or process specifications, testing or test methods, raw material specifications or suppliers, equipment, etc.), relating to, as applicable, Bulk Product and Product.

(xi)	“Product” shall mean pharmaceutical products containing Bulk Product ordered by Savient pursuant to the Supply Agreement.

(xii)	“Regulatory Agency” shall mean with respect to the United States, the FDA, or, in the case of a country in the Territory other than the United States, such other appropriate regulatory agency with similar responsibilities.

2.03        In addition, the following definitions apply to this Quality Agreement:

(i)      “Bulk Product” shall mean bulk solution of polyethylene glycol (PEG) conjugate of uricase in its final formulation which is in Process, and has been produced for sterilization, filling or other finishing activities.

(ii)      “Filled Product” shall mean sterile Product that is in Process and has been filled into its final primary packaging for further labelling or packaging activities.

(iii)      “Final Product” shall mean finished Product in its final packaged and labeled form which is ready for distribution to the marketplace or third party distributors for sale or clinical use.

(iv)      “Release” shall mean control, approval and authorization of shipment.

ARTICLE 3

NOTIFICATION OF PROCESS DEVIATIONS AND DOCUMENTATION OF

CHANGES:

3.01      BTG shall provide to SAVIENT, within two Business Days of BTG’s discovery of its occurrence, written notification of (i) any deviation from the Process as set forth in the Bulk Product Specifications and the BLA and any deviation from cGMP requirements, regulations and standards, and any event that represents an unexpected or unforeseeable event that may affect safety, purity or potency of Bulk Product; and (ii) any deviation in the quality (purity, physical and chemical properties) of the Bulk Product from the Bulk Product Specifications. Appendix I sets forth a list of examples of deviations from the Process, for purposes of illustration only, and is not intended to be comprehensive or definitive.

(i)          BTG shall not conduct any retesting or reprocessing as the result of deviations described above without prior written authorization from SAVIENT Quality Assurance unless a delay of retesting or reprocessing would result in increased risk to the safety, purity or potency of the Bulk Product or Product.

3.02       Any changes to be made to this Quality Agreement in accordance with the provisions set out in this section 3 must be documented as an addendum to this Quality Agreement, and must be signed by authorized representatives from each of the BTG QA department and the SAVIENT QA department, in addition to authorized representatives from any other departments as may be specified in relation to the matters set forth in section 3.3 below. This Quality Agreement will be reviewed by BTG and SAVIENT on a periodic basis (approximately once per year) and revised as appropriate.

3.03       Change Control

(i)          Specifications that control the Process for the manufacture, including packaging, holding, and test of Bulk Product and Product, must be signed by authorized representatives from BTG and SAVIENT Quality Assurance, SAVIENT Regulatory Affairs, and SAVIENT Manufacturing. Such documents include, but are not limited to Bulk Product Specifications (including specifications for intermediate), Product Specifications (including specifications for product, component and packaging). Changes to such documents must be signed by authorized representatives from SAVIENT Quality Assurance, SAVIENT Manufacturing and SAVIENT Regulatory Affairs.

(ii)         Changes to additional documents that control the Process for the manufacture of Bulk Product and Product (including test methods, manufacturing procedures and batch records) must be assessed according to the BTG change control process described in section 3.4. Any change that would have an impact on the Process, Bulk Product or Product, or require submissions to or approvals from any Regulatory Agency must receive prior written approval by authorized representatives from SAVIENT Quality Assurance, SAVIENT Manufacturing and SAVIENT Regulatory Affairs. If there is no such impact, BTG may proceed with the change, but must notify SAVIENT Quality

Assurance no later than 5 days from the initiation of the BTG change control process. If SAVIENT does not agree with BTG’s assessment of impact, SAVIENT must respond to BTG no later than within 5 days of receipt of notification.

(iii)          The stability protocol as well as any changes to the stability protocol must be approved by SAVIENT QA and SAVIENT Regulatory Affairs.

(iv)          Critical Raw Materials. The current specifications for Critical Raw Materials are attached as Appendix III. The Parties acknowledge and agree that these specifications may be amended from time to time by the supplier of the material. With respect to such amendments:

BTG shall notify SAVIENT as soon as reasonable practicable, but no later than within 5 days of receipt of notification by BTG.

The Parties will meet and agree as to suitability of the material produced according to the amended specification for manufacture of the Bulk Product.

3.04       BTG will utilize a documented system of written procedures for the control of changes to documents relating to raw materials, packaging materials, labeling, suppliers, equipment, manufacturing methods, batch size, product, intermediates and raw materials specifications, sampling, analytical test methods and Release requirements and any other Processing by BTG, relating to the Bulk Product.

3.05       Any changes to any matter relating to the manufacture and supply of Bulk Product by BTG shall be governed by the procedures set out in the Supply Agreement at Article 3 in relation to changes to the Bulk Product Specifications, and Article 6 in relation to changes to the Process.

3.06       SAVIENT Regulatory Affairs will have responsibility for determining the regulatory impact of any proposed change. SAVIENT Regulatory Affairs will determine the classification and requirements for notification to, or approval by FDA. SAVIENT is responsible for communication of any changes to FDA. SAVIENT Regulatory Affairs will have responsibility to advise BTG of any changes to the BLA prior to submission.

BTG will ensure that changes are evaluated and qualified in accordance with all applicable ICH (International Conference on Harmonization) requirements in addition to all Legal Requirements, including but not limited to:

ICH Guideline Q5E Comparability of Biotechnological/Biological Products Subject to Changes in Their Manufacturing Process.

ARTICLE 4

MATERIALS:

4.01       Procurement of Components

BTG will procure all the components described in the Bulk Product Specifications in such quantities as may be necessary to meet Purchase Orders placed by SAVIENT pursuant to the Supply Agreement, and store the components in appropriate storage conditions under quarantine until tested.

4.02       Inspection and Testing of Materials

Upon receipt, BTG shall sample in accordance with acceptable statistical methods, inspect and test containers of all materials to be used in the Process or in connection with the supply and manufacture of Bulk Product on a batch-by-batch basis, in accordance with the Bulk Product Specifications.

4.03       Bulk Product

BTG will be responsible for ensuring that Bulk Product is manufactured, tested and stored in compliance with all applicable ICH guidance documents (including, without limitation, the guidance contained therein for master and working cell banks) in addition to all Legal Requirements. ICH Guidance includes, but is not limited to:

Q5D Quality of Biotechnological Products: Derivation and Characterization of Cell Substrates Used for Production of Biotechnological/Biological Products.

Q7A, Good Manufacturing Practices Guidance for Active Pharmaceutical Ingredients

4.04        Retention, Storage and Handling of Materials and Product Samples

BTG shall sample and retain such amounts of Bulk Product and of all materials to be used in the Process or in connection with the supply and manufacture of Bulk Product (“Retains”) except water, compressed gasses and any highly volatile compounds as set forth in Appendix II or as otherwise required in accordance with applicable Legal Requirements. BTG will store for five years, or such longer period as may be required in accordance with Appendix II or by Legal Requirement, sample Product and Retains for each batch or lot of intermediates and raw materials. Reasonably prior to the expiry of such retention period, or upon termination of this Quality Agreement, BTG shall offer all such materials to SAVIENT. Any labor costs of BTG employees and/or Third Party expenses incurred by BTG related to the transfer of such materials shall be reimbursed by SAVIENT in the manner and at the rates set forth on Exhibit B to the Supply Agreement.

A schedule of specific Retains, storage conditions and retention periods for Puricase® is listed in Appendix II.

4.05       Transmissible Spongiform Encephalopathy (TSE)

BTG will provide a written TSE declaration that all materials (including non-dedicated equipment) used in the manufacturing process are free from animal derived material. In addition, BTG must have available, on site, written TSE declarations from the supplier, where appropriate, of raw material used in the manufacturing process verifying exclusion of animal derived material. If BTG is unable to provide the above declarations, BTG will comply with applicable TSE laws and regulations and will obtain all associated TSE documentation as requested by SAVIENT. This documentation may include a TSE Certificate of Suitability in accordance with European directive 75/318/EEC as amended by directive 1999/82/EEC, the note for guidance EMEA/410/01 rev2 as amended and AP-CSP(99)4, Appendix 2, as amended.

4.06 Supplier	Audits

BTG and SAVIENT will provide each other with copies of supplier audit reports for materials used in the Process or manufacture of the Product.

ARTICLE 5

MANUFACTURING, PACKAGING, INSPECTION AND TEST:

5.01       The Processing, packaging, and labeling of Bulk Product will be performed and documented by BTG. BTG will not subcontract any of the Processing, packaging, and labeling functions except as may be permitted in accordance with the Bulk Product Specifications, and if so permitted, in accordance with the provision set forth in Section 2.05 of the Supply Agreement.

5.02       BTG shall not Process or store Bulk Product in the same building in which BTG manufactures, stores or processes potentially hazardous substances (including, without limitation, certain antibiotics such as beta-lactam and cephalosporins, cytotoxic compounds, toxins or poisons such as pesticides or herbicides, (collectively, “Potential Contaminants”) unless the Potential Contaminants are stored or manufactured in contained environments and in compliance with all Legal Requirements and the Bulk Product is Processed and stored in compliance with building, cleaning, validation and changeover requirements of all cGMPs and all Legal Requirements. BTG shall promptly notify SAVIENT if any of the Potential Contaminants are manufactured, processed or stored in any portion of the Facility which may result in the introduction of Potential Contaminants into the areas of such facilities where the Bulk Product is Processed. Savient is aware that other products are processed in the Facility, the nature of those other products existing today and that certain equipment (multi-use equipment) is used in the processing of both the Bulk Product and these other existing products. Savient has also had the opportunity to assess the risk to the Processing of Bulk Product of the use of such certain multi-use equipment with respect to the other existing products. However, in the instance where BTG intends to introduce a new product or substance to its Facility which is out of the matrix of existing products and use such multi-use equipment in the processing or handling of such new product or substance, Savient will need to reassess the risks to the Processing of Bulk Product with this new product or substance utilizing the multi-use equipment. Therefore, whenever BTG plans to introduce a new product or molecular entity which is out of the matrix of existing products to equipment shared with Puricase production, BTG will provide no less than 30 days prior notice of its intent, and will contemporaneously make supporting cleaning validation data/rationale available to Savient. Savient will make its assessment of the risk potential for adulteration of its own product through examination of cleaning validation documentation prior to any further Puricase production and will respond to BTG within 5 days of its receipt of cleaning validation data/rationale as to its conclusion(s) about the introduction.

5.03       BTG will provide to SAVIENT: a copy of all master batch record documents and production and control records, a Certificate of Analysis (PEG-uricase API and uricase), executed batch records and associated batch documentation, which shall include, without limitation: formulation records, label records, manufacturing records, environmental monitoring data, microbiological data, in-process and final analytical data, including lab control results, sterility data, deviations/out-of-specification reports and cleaning records for any critical product contact equipment (for example, fermentors or any other non-dedicated product contact equipment).

(i)

Translation: BTG will provide an English translation of all such documents, including, without limitation, all reports, notes or comments on records that are not part of the master batch record but if any of the foregoing documents are only available in a language other than English, the Parties shall agree upon an English language template for such document(s), and BTG shall provide to Savient an English language translation of any deviations from the template(s). When required by SAVIENT, translations shall be performed by an independent, translation firm. Translations by a third party firm must be verified by BTG to ensure translation of company or process specific language. Any labor costs of BTG employees and/or Third Party expenses incurred by BTG in relation thereto shall be reimbursed by SAVIENT in the manner and at the rates set forth on Exhibit B to the Supply Agreement.

5.04       Upon request by SAVIENT, BTG will provide access to additional records that are not normally part of the batch record but which bear a reasonable relation to the Bulk Product for SAVIENT to review, which may include, without limitation, maintenance and use records, water testing data, training records, raw material release records, log books, receiving and shipping records, inventory records and vendor qualification records Any labor costs of BTG employees and/or Third Party expenses incurred by BTG in relation thereto shall be reimbursed by SAVIENT in the manner and at the rates set forth on Exhibit B to the Supply Agreement.

5.05       BTG will retain copies of all completed batch records for a minimum of five years, or such longer period as may be required by Legal Requirement. Reasonably prior to the expiry of such retention period, or upon termination of this Quality Agreement, BTG shall offer such completed batch records to SAVIENT. Any labor costs of BTG employees and/or Third Party expenses incurred by BTG related to the transfer of such materials shall be reimbursed by SAVIENT in the manner and at the rates set forth on Exhibit B to the Supply Agreement.

5.06       Use of BTG Manufacturing Space for Bulk Product

BTG has allotted an amount of manufacturing floor space at the Facility for the Processing of Bulk Product (Purification Area in the Agreement). This space may be used for the production of other products subject to the following limitations:

(i)	BTG may use the Purification Area for alternate product manufacturing only during periods when the Purification Area is not used for the Processing of Bulk Product.
(ii)	BTG adheres to all relevant cGMPs including, without limitation, procedures for prevention of mix-ups, prevention of contamination, labeling requirements, cleaning requirements and changeover requirements
(iii)	BTG, shall not, under any circumstances utilize any equipment dedicated to the Processing of Bulk Product for such alternate product manufacturing
(iv)	BTG adheres to limits and procedures described in section 5.2 for Potential Contaminants.

ARTICLE 6

RELEASE AND SHIPMENT OF PRODUCT(S):

6.01       Bulk Product shall be Released in accordance with the procedures set forth in the Supply Agreement, together with the additional obligations described in this section 0 of the Quality Agreement. BTG QA will review the records described in section 5.3 above. Following review and acceptance by BTG QA, BTG will send copies of these documents to SAVIENT QA. SAVIENT QA and Manufacturing will then review the documentation and notify BTG whether or not documentation is acceptable. If such documentation is not reasonably acceptable to SAVIENT, BTG will cooperate in taking such steps as SAVIENT may reasonably require to ensure that the documentation, and any Processing described therein complies with the Bulk Product Specifications and all Legal Requirements.

6.02       BTG QA will be responsible for the QC testing of Filled Product until such time as a third party laboratory has been qualified to perform such testing. BTG will provide a Certificate of Analysis and/or stability results for each batch that BTG tests. Savient QA will be responsible for the review of the manufacturing batch record for Filled Product, review of the Certificate of Analysis and Release of the Filled Product.

6.03       SAVIENT QA will be responsible for the Release of the Final Product.

6.04       Product shall be delivered in accordance with the provisions of Article 7 of the Supply Agreement.

6.05       BTG will not ship any SAVIENT products to any destination, as identified by SAVIENT, unless prior approval has been received from SAVIENT.

ARTICLE 7

DEVIATIONS IN PROCESS OR BULK PRODUCT:

In the event of a notification of a deviation by BTG in accordance with section 0 above, BTG shall investigate and fully document in English such deviation within 30 days of its discovery. If BTG cannot resolve the deviation within the 30-day period, BTG will provide weekly updates of the investigation progress. At SAVIENT’s request, BTG shall conduct such additional or more detailed investigation of the deviation as SAVIENT may reasonably instruct. Investigation documentation will be retained by BTG as part of the batch documentation for the batch affected. When a deviation has occurred, SAVIENT will have the final review and decision making responsibility as to the impact of the deviation on the Bulk Product or Product, which will include the disposition of affected lots.

ARTICLE 8

STORAGE OF PRODUCT(S):

Bulk Product will be stored under appropriate storage conditions and in a secure area to ensure that they comply with the Bulk Product Specifications, including all the label requirements, quality specifications and attributes as well as Legal Requirements.

ARTICLE 9

TRACEABILITY OF PRODUCT(S):

SAVIENT will be responsible for traceability of products to first consignee within the US. BTG will be responsible for traceability from the finished product lot number to raw material and component lots used in manufacture.

ARTICLE 10

CONFLICT OF TERMS:

To the extent that there exists any conflict between the terms of this Quality Agreement and the Supply Agreement, the latter shall prevail. To the extent that there exists any conflict between the terms of this Quality Agreement and any Legal Requirements, the latter shall prevail.

ARTICLE 11

COMPLIANCE WITH LAWS:

BTG will ensure that all of its activities pursuant to this Agreement are performed in accordance with all Legal Requirements (including cGMPs), the respective Bulk Product Specifications, conditions of the BLA, and BTG’s Standard Operating Procedures (SOPs). BTG will ensure that the Bulk Product supplied by it to SAVIENT shall not itself cause the Final Product to be adulterated or misbranded within the meaning of the Federal Food, Drug, and Cosmetic Act and regulations.

ARTICLE 12

INSPECTIONS:

Each party shall advise the other of any governmental communication, inspection or report, including, without limitation, that of any appropriate regulatory agency in any jurisdiction with responsibilities similar to those of the FDA in respect of the United States, any environmental agency, health agency or other governmental or administrative agency having jurisdiction over the Product or the Processing. The notifying party shall promptly notify the other party by fax and telephone, to the person and on the contact numbers set out below:

TO SAVIENT:

• Contact Name:	Robert Lamm, Ph.D., Sr. VP of Quality and Regulatory Affairs

• Telephone:	732-418-9300

• Fax:	732-418-0766

TO BTG:

• Contact Name:	Rivka Zaibel, VP, Quality Assurance

• Telephone:	972-8-861-2007

• Fax:	972-8-861-2166

ARTICLE 13

OBSERVATION BY SAVIENT:

Observation by SAVIENT or its authorized representative shall be governed the following. Observation will be limited to not more than one quality audit every 12 months. One additional quality audit may be conducted within the 12 month period if BTG receives a communication from any regulatory authority threatening license approval or supply of the Product due to compliance deficiencies at BTG facilities or if BTG was found to be in material non-compliance of this Agreement during or since the last quality audit. Person-in-Plant visits may be conducted at the discretion of SAVIENT during the manufacture of Bulk Product at BTG facilities. The frequency and duration of any additional visits must be agreed to by SAVIENT and BTG.

ARTICLE 14

ADVERSE EVENTS:

14.1       BTG will provide to SAVIENT within 48 hours of becoming aware, any information from any source that suggests an adverse event or serious adverse event has occurred. This information will include any adverse drug experience or reaction reports or any other information indicating that the product has any toxicity, sensitivity reactions or is otherwise alleged to cause illness or injury due to a possible product quality problem, adulteration or misbranding.

14.2       Quality Assurance Investigations. Upon notification to BTG that SAVIENT has received an SAE, AE, product complaint or inquiry regarding a Product supplied or incorporating a Bulk Product supplied, BTG shall conduct a quality assurance investigation to determine if any process or testing deviations or events may have contributed to the SAE, AE, product complaint or inquiry. BTG shall provide a written report on the results of the investigation to SAVIENT in not more than 30 days from Savient’s notification. In cases where a more comprehensive investigation might be required, the Parties will jointly develop an investigation plan. BTG shall reasonably cooperate with SAVIENT and regulatory agencies regarding an investigation or inquiry that may be initiated by a regulatory agency or otherwise required in response to a consumer or healthcare professional. BTG shall further provide SAVIENT with all data or other information that SAVIENT may reasonably require in connection with any reports or correspondence that SAVIENT provides to the regulatory agency, consumer or healthcare professional relative to any such AE, SAE or product complaint. BTG shall make records accessible to SAVIENT for purposes of FDA or other regulatory agency inspection.

14.3       Exchange of Drug Safety Requests. The Parties shall immediately provide each other with copies of all drug safety requests from all governmental and other regulatory health authorities. Proposed answers affecting the Product will be exchanged between the Parties before submission and the Parties shall cooperate with respect to such answers. SAVIENT shall have the ultimate decision-making authority with respect to the answers relating to the Product. The Parties shall exchange decisions from applicable health authorities immediately.

ARTICLE 15

STABILITY:

BTG will perform the stability testing, data interpretation, reporting and updating of stability information to regulatory documents for the Product and Bulk Product and for Product until such time as a third party laboratory has been qualified to perform such testing. Stability related activities for which BTG is responsible shall be completed in accordance with the timing specified in stability protocols and BTG procedures.

ARTICLE 16

REGULATORY AFFAIRS:

Each Party shall advise the other Party of any regulatory action of which it is aware which would affect the Product in any country of the Territory.

ARTICLE 17

ANNUAL REPORT TO FDA:

BTG will prepare a summary of all changes to the product, production process, quality controls, equipment or facilities that have a potential to affect the identity, strength, quality, purity or potency of the Product. Such data will be prepared and sent to SAVIENT within thirty days of the end of the review period. BTG will also ensure that the results of all stability testing performed within the review period are sent to Savient within thirty days of the end of the review period.

Approvals

	Print Name	Signature	Date

SAVIENT QA	Robert B. Lamm	/s/ Robert B. Lamm	20-Mar-07

BTG QA	Rivka Zaibel	/s/ Rivka Zaibel	20 March 2007

APPENDIX I

Listing of Example Deviations

The following is a non-exclusive list of deviations requiring notification in accordance with section 0:

●	Deviation impacting any filed regulatory document.
●	Use of manufacturing or testing site (finished products, intermediates, API or excipients) other than that specified in Bulk Product and Product Specifications and/or BLA.
●	Change of manufacturing scale from that specified in Bulk Product Specifications and/or BLA.
●	Deviation from packaging or packaging specifications from that specified in Bulk Product Specifications and/or BLA.
●	Deviation from suppliers, sources or specifications of starting and Critical Raw Materials or supplier of any filters for Products or intermediates set forth in Bulk Product Specifications and/or BLA.
●	Change in the layout, functioning or structure of the Facility, equipment or utilities (HVAC, nitrogen, water or compressed gasses) that may affect the quality of the Bulk Product.
●	Use of solvents or reagents (including volatile reagents), other than those specified in Bulk Product Specifications and/or BLA, or change of specifications for such solvents, reagents, or intermediates, or change in analytical methods of solvents, reagents, or intermediates.
●	Deviation in amounts of solvents or reagents used from that specified in the Process, Bulk Product Specifications and/or BLA.
●	Change in […***…] status of any raw material or product(s).
●	Any reprocessing or rework of any step of the Process.
●	A physical contamination, cross-contamination or other chemical contamination.
●	Any manufacturing, packaging, labeling, sampling or testing deviation that affects the quality, safety or purity of the Product.
●	Departures from the SOPs, IPC tests, stability SOPs, the Stability Protocol or Batch Records outside the filed limits, excursions or any deviation with potential registration impact.
●	Any unexpected results from stability testing.
●	Environmental monitoring results that are out-of-specification.

***Confidential Treatment Requested

APPENDIX II

Schedule of Retains, Storage Conditions and Retention Periods for Puricase®

The following is a list of the reserve/retention samples that are taken during the manufacturing processes of bulk uricase and PEG-uricase as well as from the final bulk uricase and the final bulk PEG-uricase (Bulk Product).

The document was prepared based on the following BTG QC SOPs:

1.    SOP 04-68-1288 (v2): QC Sampling Plan for Bulk Uricase

2.    SOP 04-68-1830 (v1): QC Sampling Plan for PEG-Uricase API

3.    SOP 04-68-1861 (v1): IPC Testing of Bulk Uricase Batches

4.    SOP 04-68-1862 (v1): IPC Testing of PEG-Uricase

Table 1 details the reserve/retention samples that are taken during the manufacturing process of bulk uricase and from the final bulk uricase.

Table 2 details the reserve/retention samples that are taken during the manufacturing process of PEG-uricase and from the final bulk PEG-uricase (Bulk Product).

All IPC samples (including reserve/retention samples) are to be discarded after the Final Product is released by Savient.

Uricase retention and reserve samples will be kept for one year after manufacturing. PEG-Uricase retention and reserve samples will be kept for six years after manufacturing

  Table 1. Reserve/Retention Samples for Bulk Uricase (IPC and Final)

Process Step	Sample name	Number of Samples	Storage Temperature
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
	[…***…]	[…***…]
	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]

[…***…]		[…***…]

[…***…]		[…***…]

   […***…]

***Confidential Treatment Requested

  Table 2. Reserve/Retention Samples for PEG-Uricase API (IPC and Final)

Process Step	Sample name	Number of Samples	Storage Temperature
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
	[…***…]	[…***…]
	[…***…]	[…***…]
	[…***…]	[…***…]
[…***…]
[…***…]		[…***…]
[…***…]		[…***…]

***Confidential Treatment Requested

APPENDIX III

Critical Raw Materials Used in the Production of Recombinant Uricase and PEG-Uricase

Material	Manufacturer	Cat. No.	Testing	Source	Origin
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]		[…***…]

***Confidential Treatment Requested

SPECIFICATION […***…]

Parameter	Test	Specification
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

SPECIFICATION […***…]

Parameter	Test	Specification
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

SPECIFICATION YEAST EXTRACT

Parameter	Specification
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]

***Confidential Treatment Requested

SPECIFICATION […***…]

Parameter	Specification
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]

***Confidential Treatment Requested

SPECIFICATION […***…]

Parameter	Specification
[…***…]
[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]
[…***…]	[…***…]
[…***…]
[…***…]	[…***…]

***Confidential Treatment Requested

SPECIFICATION […***…]

Parameter	Specification
[…***…]	[…***…]
[…***…]	[…***…]

***Confidential Treatment Requested

SPECIFICATION […***…]

Parameter	Test	Specification
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

SPECIFICATION […***…]

Parameter	Specification
[…***…]	[…***…]

***Confidential Treatment Requested

SPECIFICATION […***…]

Parameter	Test	Specification
[…***…]		[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

  […***…]

***Confidential Treatment Requested

Exhibit E

Product Price

During the first three (3) years from the date of the receipt by Savient of the first commercial batch of the Product, the Price of the Product shall be as follows:

(i)      For each gram, […***…] United States Dollars (USD$[…***…]) for any aggregated quantities of the Product up to and including […***…] ordered during any calendar year that commercial batches of Product are shipped, i.e. after the first commercial batch of Product has been shipped.

(ii)     For each gram, […***…] United States Dollars (USD$[…***…]) for any aggregated quantities of the Product between […***…] and […***…] ordered during any calendar year as above.; and

(iii)    For each gram, […***…] United States Dollars (USD$[…***…]) for any aggregated quantities of the Product equal to or greater than […***…] ordered during any calendar year as above.

The Parties agree that Savient will enter into a supply agreement with NOF, the supplier of […***…], and will order and pay for PEG needed in Product manufacture on an ongoing basis. In the event that BTG purchases PEG directly from NOF or any other manufacturer, the cost of the PEG will be invoiced to Savient.

Beginning on the Third (3rd) anniversary of the date of receipt of the first commercial batch of Product by Savient, and on each successive first (1st) January thereafter, the Price of the Product shall increase by an amount equal to the average increase in the United States Consumer Pricing Index (CPI) over the immediately preceding twelve (12) month period; such percentage increase shall be applied to each amount specified in (i) through (iii) above.

***Confidential Treatment Requested

Exhibit F

Residual Rights Agreement

AMENDED AND RESTATED

RESIDUAL RIGHTS AGREEMENT

This Amended and Restated Residual Rights Agreement (“Agreement”) is entered into on the 17th day of July, 2005, by and between Savient Pharmaceuticals, Inc., a public company duly organized under the laws of the State of Delaware (“Savient”) and Bio-Technology General (Israel) Ltd., a private company duly organized under the laws of the State of Israel (“BTG”), to replace and supersede the Residual Rights Agreement previously signed and dated 20 June, 2005.

(Savient and BTG shall be referred to jointly as the “Parties” and individually as a “Party”).

WHEREAS, BTG is a wholly owned subsidiary of Savient; and

WHEREAS, the Parties are parties to a Manufacturing Services Agreement effective January 1, 1996 (the “Manufacturing Agreement”) and a Research and Development Services Agreement dated January 1, 1996 (the “R & D Agreement”) (the Manufacturing Agreement and the R & D Agreement being collectively referred to hereunder as the “Inter-Company Agreements”); and

WHEREAS, pursuant to the Share Purchase Agreement (the “SPA”) and the Asset Purchase Agreement (“APA”), each dated March 23, 2005 (the SPA and APA, collectively, the “Divestiture Agreements”), Savient intends to sell to Ferring B.V. all of the issued and outstanding share capital of BTG, and to Ferring International Centre S.A. (together with Ferring B.V., the “Buyer”) all of Savient’s right, title and interest in and to certain assets and rights of Savient in the drug products and drug candidates developed and/or manufactured at BTG pursuant to the Inter-Company Agreements (the “Divestiture” and the “Divested Products”, respectively), but not in any case in the drug candidate known as “Peguricase” (a/k/a “Puricase”); and

WHEREAS, the development of Puricase is ongoing and Savient shall require, and BTG is willing to render, continued development, manufacturing and other services of BTG in relation to Puricase, following the Closing (as defined in the Divestiture Agreements); and

WHEREAS, the Parties wish to record certain specific understandings in relation to certain […***…] technology (the “[…***…] Technology”) as to which Savient has retained title, in furtherance of the understandings set out in the SPA in relation thereto, which […***…] Technology forms part of the Puricase Technology, but which can also be used for the manufacture of other

***Confidential Treatment Requested

products (all products that may be manufactured using the […***…] Technology, other than Puricase, Divested Products and HA (as defined below), being referred to herein as “[…***…] Products”); and

WHEREAS, the Parties wish to record certain specific understandings in relation to the OCS-funded project, known as BTG-271 (“BTG-271”), in furtherance of the understandings set out in the SPA in relation thereto; and

WHEREAS, certain of the Divested Products, Puricase, the […***…] Technology and BTG-271 were developed at BTG within the framework of research and development programs carried out with the support of the Office of the Chief Scientist at the Ministry of Industry, Trade and Labor (“Approved Programs” and the “OCS” respectively) and Savient has ownerships rights thereto but BTG possesses other rights as set forth in Savient’s letter to the OCS of July 15, 2003 (the “OCS Letter”), a copy of which is attached as Annex “A”; and

WHEREAS, the Parties have agreed to terminate the Inter-Company Agreements and wish to record their understandings in relation to the continued development and/or manufacture of Puricase and/or other services that may be rendered by BTG in relation thereto; and

WHEREAS, the Parties wish to record their understandings in relation to the royalties that may be payable to the OCS (“Royalties”) in relation to the Divested Products, Puricase, other products embodying Puricase Technology, […***…] Products and BTG-271, all subject to and effective as from the Closing.

Now therefore, in consideration of the foregoing premises, which are incorporated into and made a part of this Agreement, and of the mutual covenants which are recited herein, the Parties agree as follows:

1. Termination	of the Inter-Company Agreements

1.1.

Prior to the Closing, Savient and BTG shall comply with the terms and conditions of the Inter-Company Agreements, including any payment obligations by Savient thereunder. Notwithstanding anything to the contrary contained in the Inter-Company Agreements, all of the provisions of the Inter-Company Agreements shall automatically terminate effective as of the Closing, including provisions that were intended to survive termination. Savient shall not have any further obligation to pay BTG in respect of Reimbursable Costs (as such term is defined in the R & D Agreement) or Processing Fees (as such term is defined in the Manufacturing Agreement) that may be outstanding as of such time in relation to Divested Products, and BTG shall be considered as having waived such payments.

***Confidential Treatment Requested

1.2.	In connection with such terminations, and for the avoidance of doubt, the Parties agree that:

1.2.1.

Notwithstanding the provisions of Section 1.1 and Section 3.2 of the Manufacturing Agreement, title to all work in process relating to Divested Products and inventory of Divested Products shall automatically vest in the Buyer, as of the Closing;

1.2.2.

Notwithstanding the provisions of Section 1.1 above and Section 11.3 of the Manufacturing Agreement, as of the Closing, BTG shall process and deliver Divested Products ordered prior to the Closing to the Buyer or the Buyer’s designee, and Savient shall have no responsibilities in relation thereto;

1.2.3.

As of the Closing, Savient and BTG agree that any liability of Savient to pay BTG for development activities, regulatory or other services of any nature that may have been carried out by BTG for Savient prior to the Closing under the R & D Agreement or otherwise have been satisfied as of the Closing; and

1.2.4.

The provisions of the Manufacturing Term Sheet attached hereto as Annex “D” shall apply to work in process relating to Puricase existing as of the Closing and the delivery of Puricase that may have been ordered prior to the Closing.

2.	Ownership in Technology; Patent Rights; Other Rights

2.1.

Savient has and shall have the exclusive right, title and interest in and to Puricase and the Puricase Technology, subject to (i) BTG’s irrevocable and perpetual right to conduct research and development with the Puricase Technology developed in the course of Approved Programs, excluding clinical trials that BTG is not in a position to monitor from Israel and (ii) BTG’s right to manufacture Puricase in Israel. BTG shall have commercialization rights with respect thereto only as provided in Section 6 herein or as provided in the Divestiture Agreements. In the case of clauses (i) and (ii), BTG’s rights shall always remain subject to the terms and conditions of any existing supply, manufacturing or development agreement between the Parties. For the avoidance of doubt, Savient and an additional manufacturer on its behalf approved by the OCS, will have the right to use the […***…] Technology in order to manufacture Puricase.

***Confidential Treatment Requested

2.2.

Savient has and shall have the exclusive right, title and interest in the […***…] Products and the […***…] Technology subject to BTG’s exclusive, irrevocable, perpetual and unconditional license for purposes of research and development and production. BTG shall have commercialization rights with respect thereto only as provided in Section 6 herein or as provided in the Divestiture Agreements.

2.3.

For the purposes of this Agreement, the term “Puricase Technology” means the technology described in the patent applications listed on Annex “B” as 1.1 (the “Puricase Patents”), and any developments, discoveries, inventions, improvements, designs, methods, processes, techniques, devices, formulae and trade secrets which may be developed, acquired and conceived by BTG and are derived from any Development Program in relation to Puricase which have been or may be carried out at any time after the submission of the Puricase Patents and all patents that may be issue from patent applications claiming or describing such technology, information and know-how and filed in addition to the Puricase Patents after their submission.

For the purposes of this Agreement, the term “[…***…] Technology” means the technology described in the patent applications listed on Annex “B” as 1.2 (the “[…***…] Patents”) and any developments, discoveries, inventions, improvements, designs, methods, processes, techniques, devices, formulae and trade secrets which have been or may be developed, acquired and conceived by BTG and are derived from any Development Program which have been or may be carried out at any time after the submission of the […***…] Patents and all patents that may issue from patent applications claiming or describing such technology, information and know-how and filed in addition to the […***…] Patents after their submission.

For the purposes of this Agreement, “Development Programs” shall mean research and development work carried out by BTG for Savient.

2.4.

The Puricase Patents, and the […***…] Patents (collectively, the “Savient Patents”) are owned by Savient. BTG shall have no rights with respect to the Savient Patents, other than as provided herein or as provided in the Divestiture Agreements. Savient has the sole control over filing and prosecuting applications for United States and foreign patents covering the Puricase Technology and the […***…] Technology and may file and prosecute the same in Savient’s name. The cost for all such filings and

***Confidential Treatment Requested

prosecutions are and shall be borne by Savient. BTG and its employees and consultants shall provide Savient, without compensation other than recovery of out of pocket expenses, with the necessary authorizations, powers of attorney and other documents and assistance reasonably requested by Savient from time to time to file, secure and maintain Savient’s patent rights in connection with the Savient Patents and BTG hereby grants to Savient powers of attorney to execute and file on BTG’s behalf any documents reasonably necessary to secure and maintain such patent rights.

For the purposes of this Agreement, the term “Savient Patents” means the patents listed on Annex B and any disclosures, continuations, continuations-in-part, divisionals, provisionals, PCT applications, reissuances, revisions, substitutions, conversions, renewals, extensions, prolongations, and reexaminations thereof, any technology and inventions covered thereby, and any corresponding international, regional, and national applications and patents.

2.5.

BTG shall, from time to time and as soon as practicable following Savient’s request, provide Savient with documentation describing the current Puricase Technology and […***…] Technology held by or under the control of BTG and any other report reasonably requested by Savient. For the avoidance of doubt, Puricase Technology and […***…] Technology shall be described in sufficient detail to allow Savient to manufacture Puricase, or use the […***…] Technology (as the case may be) it being understood and agreed, however, that Savient shall not commence manufacture of Puricase or of a […***…] Product (i) unless so permitted by the OCS, if such permission is required; and (ii) unless in compliance with any agreement between the Parties relating to such manufacture and supply; and (iii) provided that such permission by the OCS does not trigger any additional obligations of BTG vis-à-vis Savient or the OCS, above and beyond those provided in such agreement of manufacture and supply or in this Agreement. In any event, BTG may retain copies of such documentation for archival purposes.

2.6.	For the sake of clarity:

2.6.1.

Nothing herein is intended to derogate from BTG’s ownership of the real property, tools, machinery and equipment which have been or may be acquired by it in furtherance of, or incidental to, the Development Programs;

***Confidential Treatment Requested

2.6.2.

Neither “Puricase Technology” nor “[…***…] Technology” shall be deemed to include general methods of production or analysis that are generally known in the pharmaceutical industry but have been or will be applied to a Divested Product, HA, Puricase or any […***…] Product.

2.7.

Savient hereby grants BTG and its Affiliates a non-transferable, royalty-bearing, perpetual, worldwide nonexclusive, unconditional (save for the reasonable consideration to be paid for commercialization rights hereunder) license, under the Puricase Patent to develop products which are not PEGylated recombinant porcine uricase (urate oxidase), and to manufacture and commercialize any such product, it being understood and agreed, however, that the royalties that will be due and payable by BTG to Savient in respect of the commercialization rights to any such product, and other terms and conditions of such license, shall be subject to the negotiation, in good faith, of a mutually acceptable license agreement containing normal and customary terms for transactions of a similar nature (the “License Agreement”). Should the Parties fail to execute the License Agreement within 90 (ninety) days of either Party initiating such negotiations, then the matter may be referred for resolution by either Party, in accordance with the provisions and the procedures attached hereto as Annex F. Nothing in the Parties’ failing to execute the License Agreement or the initiation or conduct of any such procedures shall bar BTG from exercising the license granted to it pursuant to this Section 2.7 pending the decision of the expert.

2.8.	The provisions of this Section 2 shall survive the termination or expiration of this Agreement.

3.	Research & Development; Regulatory Services; Manufacturing Services

3.1.

BTG hereby agrees to the extent and on the terms set out in Annexes “C” and “D” hereto (as such Annexes may be modified or superseded by a final definitive agreement between the Parties) to (i) complete the ongoing research and development currently being conducted in respect to Puricase; (ii) transfer the process to BTG’s facility in Be’er Tuvia, Israel; (iii) produce a sufficient quantity of Puricase as required for Phase 3 clinical trials and the initial commercial launch of Puricase and perform all related stability and other testing and activities required for worldwide regulatory filing; (iv) render assistance to Savient in

***Confidential Treatment Requested

relation to the worldwide regulatory filings related thereto; and (v) remain a back-up supplier to the new manufacturer (if any) throughout the time period set forth in Section E of Annex “D” attached hereto or any successive Manufacturing Services Agreement between the Parties.

3.2.

In the event that BTG breaches any of its obligations to Savient under this Section 3, in addition to any other remedies that may be available to Savient in law or equity, BTG shall, promptly upon Savient’s request, cooperate and collaborate with Savient in applying to the OCS for Savient to carry out the work in question through a third party. Nothing in the foregoing should be construed as relieving BTG from its contractual obligations pursuant to Section 3.1, and Annexes “C” and “D” attached hereto.

4.	Technology Transfer

Subject to the approval of the OCS, Savient shall be entitled to request BTG to render to Savient and/or its third party manufacturer technical assistance relating to the transfer of the Puricase Technology or the […***…] Technology. The terms and conditions upon which BTG shall be obligated to render such assistance in relation to the Puricase Technology are set out in Annex “E” attached hereto.

5.	Compliance with Law for the Encouragement of Research and Development in Industry and the Regulations, Rules and, Procedures Promulgated Thereunder (collectively, the “Law”)

5.1.

BTG hereby confirms and acknowledges that as from the Closing BTG and/or the Buyer (as the case may be) shall be fully responsible for the payment of Royalties pursuant to the Law in relation to income derived from the Divested Products and income derived by BTG from the commercial exploitation of a […***…] Product pursuant to the license granted to it by Savient pursuant to Section 6.2 below, and BTG hereby agrees to indemnify Savient for any liability that may be imposed upon it by the OCS in relation thereto. BTG shall provide Savient with copies of its semi-annual reports to the OCS in relation to the payment of such Royalties, together with evidence of payment. Moreover, BTG shall notify Savient of any audit conducted by the OCS in respect thereto and the result of such audit, and provide Savient with copies of any written audit report. BTG has been using the […***…] Technology in the production of caroboxpeptidase as of February 2005, and Royalties pursuant to

***Confidential Treatment Requested

the Law in relation to income derived from carboxypeptidase are thus payable to the OCS. As there is uncertainty as to whether these Royalties should be allocated to OCS file 27141 (Puricase) and/or OCS file 10281 (APA), it is hereby agreed that BTG and Savient shall mutually refer the question of the allocation of such Royalties and the relevant background information to Keren Tmurah at the OCS (“Keren Tmurah”) within 30 days of this Agreement, and Keren Tmurah’s directives shall be binding upon the Parties.

5.2.

Savient hereby confirms and acknowledges that as from the Closing Savient shall be fully responsible for the payment of Royalties pursuant to the Law in relation to income derived by Savient from Puricase, Puricase Technology, a […***…] Product and the […***…] Technology and hereby agrees to indemnify BTG for any liability that may be imposed upon it by the OCS in relation thereto.

5.3.

Due to the fact that BTG shall remain a conduit for the payment of Royalties as set forth in Section 5.2, and in order to ensure Savient’s compliance with the requirements of the Law, Savient irrevocably and unconditionally undertakes to periodically provide BTG with the funds required for making such payments of Royalties in a timely manner. In furtherance thereof:

5.3.1.

Savient shall provide BTG with semi-annual reports on its development and commercialization activities in respect of Puricase, Puricase Technology, the […***…] Products and the […***…] Technology, and any other information related thereto, that may be requested by the OCS from time to time, for conveyance to the OCS, as required. Such reports shall be accompanied by a financial report signed by Savient’s Chief Financial Officer showing the calculation of the amounts due to the OCS pursuant to the Law in respect of the period covered by the said report and the funds necessary to make the appropriate payments to the OCS, it being understood and agreed, however, that the funds will be transferred by Savient to BTG by no later than 15 (fifteen) days before timely payment has to be made by BTG to the OCS. Such financial reports shall be certified by an independent auditor, once a year, at Savient’s expense.

5.3.2.	Savient shall keep complete, accurate and correct books of account and records consistent with sound business and US generally accepted accounting

***Confidential Treatment Requested

principles and practices, in such form and in such details as to enable the verification and the determination of the amounts due to the OCS in respect of Puricase, Puricase Technology, the […***…] Products and the […***…] Technology. Savient shall retain such books of account for 7 (seven) years after the end of each calendar year.

5.4.

BTG hereby undertakes to irrevocably and unconditionally remit the funds received from Savient pursuant to Section 5.3.1 above to the OCS in a timely manner, without any set-offs, deductions or withholdings of any nature.

5.5.

BTG and Savient shall comply with any request by the OCS to conduct, inter alia, an audit at Savient. In such event, BTG and/or the OCS shall be entitled to appoint a representative to inspect, during normal business hours, and to take copies of Savient’s books of accounts, records and other documentation to the extent relevant or necessary for the ascertainment or verification of the amounts due to the OCS under the Law, at Savient’s expense.

6.	[…***…] Patents

6.1.

In addition to BTG’s rights in relation to the […***…] Technology, as set out in Section 2.2 above, Savient hereby grants BTG and its Affiliates an irrevocable, fully paid-up, transferable, non-royalty-bearing, perpetual, worldwide, exclusive, unconditional license, under the […***…] Patents, to offer for sale, sell and import Divested Products and HA. Nothing in the foregoing shall be construed as a representation on BTG’s part, that such license, or the rights set out in Section 2.2, are required in order to develop, manufacture or commercialize any or all of the Divested Products or HA.

6.2.

Savient hereby grants BTG and its Affiliates a non-transferable, royalty-bearing, perpetual, worldwide nonexclusive, unconditional (save for the reasonable consideration to be paid for commercialization rights hereunder) license, under the […***…] Patents to offer for sale, sell and import […***…] Products, it being understood and agreed, however, that the royalties that will be due and payable by BTG to Savient in respect of the commercialization rights and other terms and conditions of such license, shall be subject to the negotiation, in good faith, of a mutually acceptable license agreement containing normal and customary terms for transactions of a similar nature (the “[…***…] License Agreement”). Should the Parties fail to execute the […***…] License Agreement within 90 (ninety) days of either Party

***Confidential Treatment Requested

initiating such negotiations, then the matter may be referred for resolution by either Party, in accordance with the provisions and the procedures attached hereto as Annex F. Nothing in the Parties’ failing to execute the […***…] License Agreement or the initiation or conduct of any such procedures shall bar BTG from exercising the license granted to it pursuant to this Section 6.2 pending the decision of the expert. Nothing in the foregoing shall derogate from the terms and conditions of any existing supply, manufacturing or development agreement between the Parties.

6.3.

Should Savient decide to abandon a […***…] Patent at any time during the first 5 (five) years following the Closing; Savient undertakes to notify BTG in writing at least 60 (sixty) days prior to the date on which such […***…] Patent would become finally abandoned in the absence of action on the part of the party prosecuting or maintaining such patent. Savient shall afford BTG the right, during such 60 (sixty) day period, to acquire such patent application or patents. Should the Parties fail to reach a mutually acceptable agreement as to the terms and conditions upon which BTG may acquire such patent applications or patents, Savient shall be entitled to abandon the same.

7.	BTG-271

7.1.

Prior to the Closing, Savient shall either (a) transfer the patent applications listed in Annex “G” attached hereto (the “BTG-271 Patents”) to a third party and arrange with the OCS for a full release of BTG’s obligation to pay royalties to the OCS with respect to subsequent sales in relation thereto or (b) transfer the BTG-271 Patents to BTG.

7.2.

Subject to OCS approval, BTG undertakes to relinquish its rights in the BTG-271 project under the OCS Letter in the event that the BTG-271 Patents are transferred to a third party prior to the Closing or as envisaged under Section 7.3 below.

7.3.

Notwithstanding the foregoing, should negotiations between Savient and Eager BioGroup Ltd., a corporation registered in Israel, or any affiliated company registered in Israel and controlled by Prof. Max Herzberg, be ongoing at the time of the Closing, Savient shall have an additional period of 90 (ninety) days from the Closing in order to finalize such transaction (the “Eager Transaction”), and Savient shall bear the cost of the BTG-271 Patents throughout such time period. Should the Eager Transaction not be consummated with OCS approval within such time period, for any reason whatsoever, then the BTG-271 Patents shall be transferred to BTG.

***Confidential Treatment Requested

7.4.	Should the BTG-271 Patents be transferred to BTG, then BTG-271 shall be treated as a “Divested Product” for purposes hereof.

8.	Promoter Patents

8.1.

BTG hereby grants Savient a fully paid-up, non-royalty-bearing, perpetual, worldwide nonexclusive license, with the right to sub-license, under the patents and patent applications listed in Annex “H” attached hereto (the “Promoter Patents”), to use the Osm B promoter claimed therein to make, have made, use, offer for sale, sell and import Puricase, it being understood and agreed, however, that the manufacture “of Puricase outside of Israel is subject to the approval of the OCS.

8.2.

BTG shall favorably consider any request by Savient to expand the scope of the license granted to it under Section 8.1. In such circumstances, the Parties shall negotiate in good faith with a view towards entering into a mutually acceptable license agreement containing normal and customary terms for transactions of a similar nature.

8.3.

Should BTG decide to abandon any of the Promoter Patents at any time during the first 5 (five) years following the Closing, BTG undertakes to notify Savient in writing, at least 60 (sixty) days prior to the date on which such Promoter Patent would become finally abandoned in the absence of action on the part of the party prosecuting or maintaining such patent. BTG shall afford Savient the right, during such 60 (sixty) day period, to acquire such patent application or patents. Should the Parties fail to reach a mutually acceptable agreement as to the terms and conditions upon which Savient may acquire such patent applications or patents, BTG shall be entitled to abandon the same.

9.	Indemnification

Each Party shall indemnify, hold harmless and defend the other Party and its officers, directors and employees against damages, costs and expenses (including reasonable attorney’s fees) incurred as a result of such Party’s failure to comply with its undertakings under this Agreement.

10.	Term; Effect of Termination

10.1.	This Agreement shall enter into force and effect upon the Closing and shall continue to be in force for as long as the Puricase Technology and the […***…] Technology is in use by either Party.

***Confidential Treatment Requested

10.2.	Should the Divestiture Agreements be terminated without the Closing taking place, for any reason whatsoever, this Agreement shall be null and void.

10.3.	The termination of this Agreement for whatever cause shall not prejudice or affect the accrued rights and obligations of either Party.

11.	Disclosure of Information

11.1.

BTG and its Affiliates shall not furnish copies of documents, patents, patent applications, copyrights, drawings, specifications, bills of materials, devices, equipment, prototypes and other information relating to the Puricase Technology other than as contemplated by this Agreement (and other than to any of their respective Affiliates) and shall not, without the prior approval of Savient, disclose such information to any third party, except to the extent that such disclosure is necessary for BTG’s manufacture of Puricase for Savient, and then only if (i) such disclosure is subject to the same limitations on the recipient as on BTG, and (ii) such limitations are set forth in a written agreement in form and substance satisfactory to Savient. “Affiliate”, as used herein, means, any corporation which controls, is controlled by, or is under common control with, BTG, following the Closing. A corporation shall be deemed to control another corporation if it owns, directly or indirectly, more than 50% (fifty percent) of the voting shares, or has the power to elect more than half the directors, of such other corporation. For purposes of this Section 11.1, “Puricase Technology” shall not include information which is in or becomes, part of the public domains through no act or omission by BTG or any of its employees.

11.2.

No publication with respect to any activity undertaken pursuant to a Development Program shall be made, nor any manuscript submitted for publication, without the prior review and written approval of Savient such approval not to be unreasonably withheld.

11.3.

The Parties agree that remedies at law may be inadequate to protect against breach of this Section 11, and in case of such a breach BTG hereby consents to the granting of injunctive relief, whether temporary, preliminary or final, in favor of Savient without proof of actual damages.

11.4.	The provisions of this Section 11 shall survive the termination or expiration of this Agreement.

12.	Non - Compete

From the Closing Date until the expiration of the later to expire (following issuance) of the Puricase Patents; BTG agrees not to, and shall cause its Affiliates not to, use the Puricase Technology to manufacture, promote, market or sell any Competing Product in the Territory, or to license or sublicense the Puricase Technology to any third party. As used in this Agreement, “Competing Product” shall mean any prescription pharmaceutical product that (i) contains uricase as an active ingredient or (ii) has a primary use in a particular country, based on a majority of prescription use in such country, for the treatment of gout (in any form). As used in this Agreement, “Territory” shall mean, collectively, every country in the world.

13.	Governing Law and Dispute Resolution

13.1.

This Agreement and any disputes hereunder shall be governed by and construed in accordance with the laws of the State of New York, United States of America, without giving effect to any choice or conflict of law provision or rule that would cause the application of any other laws.

13.2.

Save as provided in Section 6.2 hereof, any disputes, claims or controversies between the Savient and BTG in connection with this Agreement, including any question regarding its formation, existence, validity, enforceability, performance, interpretation, breach or termination (any such dispute, claim or controversy, a “Dispute”), shall be finally resolved by binding arbitration.

13.3.

Any arbitration hereunder shall be conducted under the Rules of Arbitration of the London Court of International Arbitration. The arbitration shall be conducted in the English language before three arbitrators chosen according to the following procedure: within 20 (twenty) days after commencement of the arbitration, each of Savient and BTG shall appoint one arbitrator, and within 20 (twenty) days after the appointment of both such arbitrators, the two arbitrators so chosen shall choose the third arbitrator. If the two arbitrators chosen by Savient and BTG cannot agree on the choice of the third arbitrator within a period of 20 (twenty) days after their appointment, then the third arbitrator shall be appointed by the London Court of International Arbitration.

13.4.	Each of the arbitrators shall be a lawyer or former judge. The chairman of the three arbitrators shall have experience arbitrating disputes in the pharmaceutical industry.

13.5.	Any arbitration that would otherwise be conducted pursuant to this Section 13 that relates to the subject matter of any arbitration conducted pursuant to Section 10.15 of the SPA shall be combined into a single arbitration before the same panel of three arbitrators, conducted in accordance with Section 10.15 of the SPA.

13.6.	Each of the Asset Buyer and the Seller hereby irrevocably waives all rights to trial by jury in any Dispute.

13.7.	The place of the arbitration shall be London, England.

14.	Miscellaneous

14.1.

Unless the context explicitly dictates otherwise, all references herein to “patents” and/or “patent applications” herein shall be deemed to include any disclosures, continuations, continuations-in-part, divisionals, provisionals, PCT applications, reissuances, revisions, substitutions, conversions, renewals, extensions, prolongations, and re-examinations thereof, any technology and inventions covered thereby, and any corresponding international, regional and national applications.

14.2.

From time to time after the date hereof and prior to the Closing, the Parties may modify and/or replace any of Annexes C, D or E hereto, which modified or replaced Annexes shall automatically constitute part of this Agreement.

14.3.

Nothing in this Agreement or in the Divestiture Agreements shall derogate from BTG’s rights under the Technology Transfer Agreement effective February 1, 1998, pursuant to which BTG acquired Savient’s process for the manufacture of sodium hyaluronate (“HA”), as described and claimed in U.S. Patent No. 4,780,414, and the related patent applications, patents, trademarks and domain names listed in Annex “I”. Savient and its employees shall provide BTG, without compensation, with the necessary authorizations, powers of attorney and other documents and assistance reasonably requested by BTG from time to time to record the assignment of said intellectual property rights from Savient to BTG.

14.4.

This Agreement constitutes the entire agreement between Savient and BTG with respect to the subject matter hereof, and supersedes any prior agreements or understandings between Savient and BTG with respect to such matters.

14.5.

Each Party agrees to execute, acknowledge and deliver such further documents and instruments and do any other acts, from time to time, as may be reasonably necessary, to effectuate the purposes of this Agreement.

14.6.

Neither this Agreement nor any of the rights, interests, or obligations hereunder may be assigned by either Party without the prior written consent of the other Party hereto, except that either Party may assign its rights hereunder to any entity that acquires all or substantially all of such Party’s business or assets (provided that no such assignment shall relieve the assigning Party of its obligations hereunder, and the assigning Party shall remain primarily liable for such obligations). Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

14.7.

All notices, requests, demands, claims and other communications hereunder shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly delivered four Business Days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one Business Day after it is sent by overnight delivery via a reputable national courier service, in each case to the intended recipient as set forth below:

If to Savient:

Savient Pharmaceuticals Inc.

One Tower Center, l4th Floor

East Brunswick, New Jersey 08816, USA

Telecopy: +1-732-418-9065

Attention: Philip K. Yachmetz, Esq.

If to BTG:

Bio-Technology General (Israel) Ltd.

Kiryat Weizmann

Building 17

Rehovot 76326, Israel

Telecopy: +972-8-9409041

Attention: Dr. Dov Kanner

A “Business Day” shall be any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions located in New York, New York, United States of America or in Israel are permitted or required by law, executive order or governmental decree to remain closed.

Any Party may give any notice, request, demand, claim, or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telecopy,

telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the Party for whom it is intended. Any Party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

14.8.

Savient and BTG may mutually amend or waive any provision of this Agreement at any time. No amendment or waiver of any provision of this Agreement shall be valid unless the same shall be in writing and signed by both of the Parties.

14.9.

Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the Parties agree that the body making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified.

14.10.

Except as otherwise specifically provided to the contrary in this Agreement, each of the Parties shall bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

14.11.	This Agreement may be executed in one or more counterparts, each of which shall be deemed an original; but such counterparts shall together constitute but one and the same instrument.

[Intentionally Left Blank]

IN WITNESS WHEREOF the Parties hereto have set their signatures as of the date first mentioned above.

/s/ Christopher Clement
SAVIENT PHARMACEUTICALS, INC.

By: Christopher Clement

Title: President and Chief Executive Officer

/s/ Philip K. Yachmetz
BIO-TECHNOLOGY GENERAL (ISRAEL) LTD.

By: Philip K. Yachmetz

Title: Director

List of Annexes:

Annex “A”	OCS letter
Annex “B”	Puricase Patents
Annex “C”	Development and Regulatory Work - Puricase
Annex “D”	Term Sheet for Manufacture of Puricase
Annex “E”	Term Sheet for Technology Transfer
Annex “F”	Expert Procedures
Annex “G”	BTG-271 Patents
Annex “H”	List of osmB promoter patents/patent applications
Annex “I”	List of HA Patents, Trademarks and Domain Names

Annex A

OCS letter

One Tower Center
Fourteenth Floor
East Brunswick, NJ 08816
Telephone: 732-418-9300
Facsimile: 732-418-9065
www.savientpharma.com

July 15, 2003

Mr. Avi Feldman, Esq.

General Counsel to the

Office of the Chief Scientist

Ministry of Industry, Trade and Labor

4 Mevo Hamatmid Street

Jerusalem 91021

Dear Mr. Feldman,

Re:    Bio-Technology General (Israel) Ltd. (“BTG Israel”)

We have been informed of the meeting that took place in Jerusalem on June 15, 2003 with the participation of representatives of the Chief Scientist (the “CS”) and BTG Israel.

We understand that during the course of the meeting, the parties resolved certain issues that arose in relation to CS-approved R & D programs at BTG Israel (the “Approved Programs”) as follows:

1.	BTG Israel will have title to all future Approved Programs, relating to new projects.

2.	BTG Israel will have an exclusive irrevocable and perpetual right from us to conduct R&D with technology developed in the course of Approved Programs which are completed or ongoing, excluding clinical trials that BTG Israel is not in a position to monitor from Israel; and

3.	Except as otherwise approved by the CS, BTG Israel will have an exclusive right from us to manufacture in Israel products developed through Approved Programs..

We understand that the CS will not unreasonably withhold its consent to the conduct of such R&D activities outside of Israel if BTG Israel is finable to carry out such activities, or the manufacture of such products outside of Israel, if commercially unfeasible or if BTG Israel is unable to carry out such activities.

We also understand it was agreed that upon receipt of our agreement to the foregoing, funds withheld by the CSO upon the 2002 audit as well as funds that would otherwise have been payable in 2002 (if properly spent and reported) will be immediately released to BTG Israel.

On the basis of such understandings, and without waiving any rights that we may have from time to time under the Law for the Encouragement of Research and Development in Industry, we hereby confirm our agreement to the understandings set out above.

Respectfully yours,

/s/ Sim Fass

Savient Pharmaceuticals, Inc.
By:	Sim Fass
Title:	Chairman & CEO

cc:	Mr. Amos Efrati
Mr. Shaul Freilich
Deputies to the Chief Scientist

Y. Baratz
D. Kanner
R. Shaw

Annex B

Puricase Patents

1.	New Applications

1.1.	Puricase

File Reference	Country	Status	Appln No	Appln Date	Title
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

1.2.	Protein Purification

File Reference	Country	Status	Appln No	Appln Date	Title
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Annex C

Development and Regulatory Work

Puricase

The following outline summarizes the key elements of ongoing development work and regulatory services relating to Puricase which will be required from BTG as from the Closing, certain elements of which are required under agreement with the OCS. This outline will form the basis of a detailed work plan covering these activities, which will be concluded prior to the Closing. It is anticipated that the detailed work plan when completed, will include a specific list of deliverables and a timetable for performance and delivery.

While every effort has been utilized to make this outline as comprehensive as possible, certain activities shown here may need to be expanded to include normal and customary related activities.

[…***…]

A total of two pages were omitted pursuant to a request for confidential treatment.

***Confidential Treatment Requested

Annex D

Term Sheet

Manufacturing Services

The following outline summarizes the key elements of manufacturing services that will be required from BTG as contract manufacturer with respect to the manufacturing Puricase (the “Product”), as required from BTG as from the Closing. This outline will form the basis of a detailed work plan covering these activities, which will be concluded prior to the Closing. It is anticipated that the detailed work plan when completed, will include a specific list of deliverables and a timetable for performance and delivery.

While every effort has been utilized to make this outline as comprehensive as possible, certain activities shown here may need to be expanded to include normal and customary related activities.

[…***…]

A total of five pages were omitted pursuant to a request for confidential treatment.

***Confidential Treatment Requested

Annex E

Term Sheet

Technology Transfer

The following outline summarizes the key elements of the technology transfer relating to Puricase which may be required from BTG, after the Closing. This outline will form the basis of a detailed work plan covering these activities, which will be concluded prior to the Closing. It is anticipated that the detailed work plan when completed, will include a specific list of deliverables and a timetable for performance and delivery.

While every effort has been utilized to make this outline as comprehensive as possible, certain activities shown here may need to be expanded to include normal and customary related activities.

These terms and conditions shall be binding upon the Parties, unless and until superseded by a definitive Technology Transfer Agreement and/or a detailed work plan:

[…***…]

***Confidential Treatment Requested

ANNEX F

Expert Procedures

Pursuant to Sections 2.5 and 6.2 of the Residual Rights Agreement:

[…***…].

***Confidential Treatment Requested

Annex G

BTG-271 Patents

CONFIDENTIAL

BTG 271 Patent Applications

Docket ID	File Ref.	Country	Status	Substatus	Appl. No	Appl. Date	Expiry	Applicant/ Patentees
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

A total of three pages were omitted pursuant to a request for confidential treatment.

***Confidential Treatment Requested

647/IP/BTG 271 Patent Applications	1	8 March, 2005

Annex H

osmB promoter patents/patent application

Docket ID	File Ref	Country	Annuity Due	Status	Applic. No	Appl. Date	Grant No.	Grant Date	Expiry	Application/ Patentees
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]			[…***…]	[…***…]
[…***…]	[…***…]	[…***…]		[…***…]	[…***…]	[…***…]				[…***…]
[…***…]	[…***…]	[…***…]		[…***…]	[…***…]	[…***…]				[…***…]
[…***…]	[…***…]	[…***…]		[…***…]	[…***…]	[…***…]				[…***…]
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***Confidential Treatment Requested

Annex I

List of HA Patents, Trademarks and Domain Names

1. Patents

Refer to attached list

2. Design	Right Registrations

2.1.	US: Des. 403064 - Filed June 28, 1995, Granted December 22, 1998, Expiration date December 22, 2012.

2.2.	Israel: Design 23832 - Filed January 22, 1995, Granted June 20, 1995; Expiration date January 22, 2010.

3. Trademarks

Refer to attached list

4. Domain	Names

Name	Domain

biolon	.info
biolon	.co.il
biolon	.us
biolon	.com
euflexxa	.com
nuflexa	.com
nuflexxa	.com

CONFIDENTIAL

HA PATENTS

File Ref.	Country	Status	Appl. No	Appl. Date	Grant No	Grant Date	Expiry	Applicant/ Patentees
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
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***Confidential Treatment Requested

CONFIDENTIAL

HA TRADEMARKS

File Ref.	Country	Trademark	Class	Reg. Owner	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Status
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

A total of four pages were omitted pursuant to a request for confidential treatment.

***Confidential Treatment Requested

1

Exhibit G

Product Specifications

  Summary of Release Testing of Bulk Uricase Intermediate

Parameter	Test	Provisional Acceptance Criteria	Revision
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
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***Confidential Treatment Requested

  Summary of Release Testing of PEG-uricase API

Parameter	Test	Provisional Acceptance Criteria	Revision
[…***…]	[…***…]	[…***…]	[…***…]
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***Confidential Treatment Requested

FIRST AMENDMENT TO COMMERCIAL SUPPLY AGREEMENT

THIS AMENDMENT is made and entered into this 24th day of September, 2007, (hereinafter the “Effective Date”).

BETWEEN:	SAVIENT PHARMACEUTICALS, INC.
a Delaware corporation, (hereinafter “Savient”)

AND

BIO-TECHNOLOGY GENERAL (ISRAEL) Ltd.
an Israeli corporation, (hereinafter “BTG”)

WHEREAS:

Savient and BTG are parties to a Commercial Supply Agreement with an effective date of March 20, 2007, (hereinafter, the “Agreement”) pursuant to which BTG agreed to manufacture and supply a certain Bulk Product, as defined in the Agreement, to Savient, and Savient agreed to purchase such Bulk Product from BTG; and

Savient and BTG have held discussions relating to the modification and amendment of the Agreement to clarify a certain provision relating to the adjustment of Bulk Product Forecasts.

NOW THEREFORE in consideration of the mutual promises and agreements and covenants contained herein, the adequacy of such consideration has been agreed and acknowledged by each party, and in accordance with the provisions of Section 14.08 of the Agreement, the parties hereto agree as follows:

1.

Definitions.   All of the Definitions contained in Article 1 of the Agreement shall have the same meanings herein unless specifically stated otherwise. Any capitalized terms not specifically defined herein, shall have the same meaning ascribed to them as set forth in the Agreement.

2.	Modification of Bulk Product Forecasts. Section 5.06 of the Agreement is hereby repealed in its entirety and is replaced with the following,

“Any Bulk Product Forecast that is not a Firm Order is to be considered a forecast or estimate to be used for planning purposes, and shall not be construed as a firm commitment by Savient to BTG and thus can be increased or reduced by Savient from time to time. Savient shall be entitled at any time up until and including the time that a Firm Forecast or Estimated Forecast becomes a Firm Order, to increase or decrease such monthly Firm Forecast or Estimated Forecast for Bulk Product, provided, however, such increases or decreases on a monthly basis shall not be greater than […***…] percent ([…***…]%) of the originally forecasted quantity for such month, provided, however, (a) each month may not be increased and

***Confidential Treatment Requested

decreased more than one time, and, (b) any such monthly increase or decrease as contemplated herein shall be expressed in whole batch quantities of not less than one (1) batch. As a request by Savient to increase the quantity of Bulk Product in a Firm Forecast prior to its becoming a Firm Order may require longer lead times for delivery than requested by Savient, both Parties shall agree jointly on a new delivery date as close as possible to the requested date having due regard for BTG’s commercial commitments to Third Parties and its own production needs, such agreement to not be unreasonably withheld, conditioned or delayed. Once a Firm Forecast becomes a Firm Order, Savient may not reduce it, but may request that BTG increase the quantity of Bulk Product subject to a Firm Order and BTG shall use commercially reasonable efforts to fill the increased order.”

3.

No Modification.   Except as expressly provided for herein, the Agreement shall remain in full force and effect without amendment. If there is any conflict or inconsistency between this Amendment and the Agreement, this Amendment shall prevail. This Amendment contains the entire agreement between the parties hereto with respect to the subject matter contemplated herein and shall not be modified or amended except by a written instrument signed by both parties hereto.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the date first written above.

SAVIENT PHARMACEUTICALS, INC.		BIO-TECHNOLOGY GENERAL (ISRAEL) Ltd.

By:	/s/Philip K. Yachmetz	By:	/s/Dov Kanner
	Philip K. Yachmetz		Dov Kanner
	Executive Vice President & Chief Business Officer		Managing Director

SECOND AMENDMENT TO COMMERCIAL SUPPLY AGREEMENT

THIS SECOND AMENDMENT is made and entered into this 24th day of January, 2009, (hereinafter the “Effective Date”).

BETWEEN:	SAVIENT PHARMACEUTICALS, INC.
a Delaware corporation, (hereinafter “Savient”)

AND

BIO-TECHNOLOGY GENERAL (ISRAEL) Ltd.
an Israeli corporation, (hereinafter “BTG”)

WHEREAS:

Savient and BTG are parties to a Commercial Supply Agreement with an effective date of March 20, 2007, (hereinafter, the “Agreement”) pursuant to which BTG agreed to manufacture and supply a certain Bulk Product, as defined in the Agreement, to Savient, and Savient agreed to purchase such Bulk Product from BTG; and

Savient and BTG have subsequently amended the Agreement on September 24, 2007, (the “First Amendment”) and have issued a Letter Agreement dated July 30, 2008, (the “Letter Agreement”) pertaining to the Agreement; and

Savient and BTG desire to further amend the Agreement in accordance with the terms and conditions of this Second Amendment.

NOW THEREFORE in consideration of the mutual promises and agreements and covenants contained herein, the adequacy of such consideration has been agreed and acknowledged by each party, and in accordance with the provisions of Section 14.08 of the Agreement, the parties hereto agree as follows:

1.	Definitions. All of the Definitions contained in Article 1 of the Agreement shall have the same meanings herein unless specifically stated otherwise. Any capitalized terms not specifically defined herein, shall have the same meaning ascribed to them as set forth in the Agreement.

2.	Replacement of Exhibits to Agreement. The parties agree that the exhibits which are appended to this Second Amendment shall supersede and replace their counterparts as previously executed by and between the parties. For purposes of clarity the following exhibits to the Agreement are hereby repealed and replaced with the attached exhibits:

i) Exhibit	C, “Current Provisional Bulk Product Specifications”
ii) Exhibit	D, “Quality Agreement”
iii) Exhibit	G, “Product Specifications”

3.	No Modification. Except as expressly provided for herein, the Agreement shall remain in full force and effect without amendment. If there is any conflict or inconsistency between this Amendment and the Agreement, this Amendment shall prevail. This Amendment contains the entire agreement between the parties hereto with respect to the subject matter contemplated herein and shall not be modified or amended except by a written instrument signed by both parties hereto.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the date first written above.

SAVIENT PHARMACEUTICALS, INC.		BIO-TECHNOLOGY GENERAL (ISRAEL) Ltd.

By:	/s/Philip K. Yachmetz	By:	/s/Dov Kanner
	Philip K. Yachmetz		Dov Kanner
	Senior Vice President & General Counsel		Managing Director

Exhibit C

Current Provisional Bulk Product Specifications

SPECIFICATION- […***…]

      Table 1. Tests Performed on […***…]

Parameter	Test	Specifications
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      Table 2. Tests Performed on […***…]

Parameter	Test	Specifications
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Exhibit D

Quality Agreement

QUALITY ASSURANCE RESPONSIBILITY AGREEMENT

BETWEEN

SAVIENT PHARMACEUTICALS, INC.

AND

BIO-TECHNOLOGY GENERAL (ISRAEL) LTD.

(COMMERCIAL PHASE)

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Table of Contents

1.	Purpose and Scope:	1

2.	Definitions:	1

3.	Notification of Process Deviations and Documentation of Changes:	3

4.	Materials:	4

5.	Manufacturing, Packaging, Inspection and Test:	6

6.	Release and Shipment of Product(s):	8

7.	Deviations in Process or Product:	8

8.	Storage of Product(s):	9

9.	Traceability of Product(s):	9

10.	Conflict of Terms:	9

11.	Compliance with Laws:	9

12.	Inspections:	9

13.	Observations by SAVIENT:	10

14.	Adverse Events:	10

15.	Stability:	11

16.	Regulatory Action:	11

17.	Annual Report to FDA:	11

18.	APPENDIX I:	13

19.	APPENDIX II:	14

20.	APPENDIX III:	17

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ARTICLE 1

PURPOSE AND SCOPE:

1.01    Savient Pharmaceuticals, Inc. (“SAVIENT”) and Bio-Technology General (Israel) Ltd. (“BTG”) have entered into a Supply Agreement of (event date) herewith (the “Supply Agreement”).

This document (the “Quality Agreement”) defines the quality assurance responsibilities between SAVIENT and BTG. This Quality Agreement applies only to the manufacture and supply by BTG to SAVIENT of the Product (as defined in the Supply Agreement).

ARTICLE 2

DEFINITIONS:

2.01    Capitalized terms used but not otherwise defined in this Quality Agreement will have the meanings ascribed thereto in the Supply Agreement. For ease of reference, the following definitions from the Supply Agreement which are used in this Quality Agreement are copied in full below, amended where appropriate for the purposes of this Quality Agreement:

(i)

“BLA” means a Biologics License Application filed with the FDA and/or any other application required for the purpose of marketing or selling or using a therapeutic or prophylactic product to be filed with a governmental agency in a non-U.S. country or group of countries, including, without limitation, a Product License Application or Marketing Authorization in the European Union.

(ii)	“Bulk Product” shall mean the bulk solution of polyethylene glycol (PEG) conjugate of uricase ordered by Savient from BTG pursuant to the Supply Agreement.

(iii)

“Bulk Product Specifications” shall mean the manufacturing and quality specifications for the Bulk Product, including, without limitation, unit descriptions established from time to time in accordance with section 3.01 of the Supply Agreement.

(iv)

“Business Day” shall mean any day other than (i) Friday, Saturday or Sunday or (ii) a day on which banking institutions located in New York, New York, United States of America or in Israel are permitted or required by law, executive order or governmental decree to remain closed.

(v)

“cGMP” shall mean current good manufacturing practices as set forth in Title 21, Parts 210 and 211 of the C.F.R. and 21 C.F.R. Part 312 (IND) and Part 314 (NDA), and 21 C.F.R. Part 600 (Biological Products), as established and amended by the FDA.

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(vi)	“FDA” shall mean the United States Food and Drug Administration or, where applicable, its regulatory equivalent in a foreign jurisdiction.

(vii)	“Facility” shall mean, as applicable, the Be’er Tuvia manufacturing facility located at Beer Tuvia Industrial Zone, POB 571, Kiryat Malachi 83104, Israel

(viii)	“IND” shall mean an Investigational New Drug application, as defined in 21 C.F.R. 312.3, and filed with the FDA or any equivalent foreign Regulatory Agency.

(ix)

“Legal Requirements” shall mean (i) any present and future national, state, local or similar laws (whether under statute, rule, regulation or otherwise), (ii) requirements under permits, orders, decrees, judgments or directives, and requirements of applicable Regulatory Agencies (including, without limitation, cGMP) and (iii) regulations pertaining to BLAs (with respect to each of the foregoing, as amended or revised from time to time).

(x)

“Process” or “Processing” shall mean the act of purification, preparation, filling, testing and any other pharmaceutical manufacturing procedures, or any part thereof (including, but not limited to, product or process specifications, testing or test methods, raw material specifications or suppliers, equipment, etc.), relating to, as applicable, Bulk Product and Product.

(xi)	“Product” shall mean pharmaceutical products containing Bulk Product ordered by Savient pursuant to the Supply Agreement.

(xii)

“Regulatory Agency” shall mean with respect to the United States, the FDA, or, in the case of a country in the Territory other than the United States, such other appropriate regulatory agency with similar responsibilities.

2.03	In addition, the following definitions apply to this Quality Agreement:

(i)          “Bulk Product” shall mean bulk solution of polyethylene glycol (PEG) conjugate of uricase in its final formulation which is in Process, and has been produced for sterilization, filling or other finishing activities.

(ii)         “Filled Product” shall mean sterile Product that is in Process and has been filled into its final primary packaging for further labeling or packaging activities.

(iii)        “Final Product” shall mean finished Product in its final packaged and labeled form which is ready for distribution to the marketplace or third party distributors for sale or clinical use.

(iv)        “Release” shall mean control, approval and authorization of shipment.

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ARTICLE 3

NOTIFICATION OF PROCESS DEVIATIONS AND DOCUMENTATION OF

CHANGES:

3.01      BTG shall provide to SAVIENT, within […***…] Business Days of BTG’s discovery of its occurrence, written notification of (i) any deviation from the Process as set forth in the Bulk Product Specifications and the BLA and any deviation from cGMP requirements, regulations and standards, and any event that represents an unexpected or unforseeable event that may affect safety, purity or potency of Bulk Product; and (ii) any deviation in the quality (purity, physical and chemical properties) of the Bulk Product from the Bulk Product Specifications. Appendix I sets forth a list of examples of deviations from the Process, for purposes of illustration only, and is not intended to be comprehensive or definitive.

(i)          BTG shall not conduct any retesting or reprocessing as the result of deviations described above without prior written authorization from SAVIENT Quality Assurance unless a delay of retesting or reprocessing would result in increased risk to the safety, purity or potency of the Bulk Product or Product.

3.02     Any changes to be made to this Quality Agreement in accordance with the provisions set out in this section 3 must be documented as an addendum to this Quality Agreement, and must be signed by authorized representatives from each of the BTG QA department and the SAVIENT QA department, in addition to authorized representatives from any other departments as may be specified in relation to the matters set forth in section 3.3 below. This Quality Agreement will be reviewed by BTG and SAVIENT on a periodic basis (approximately once per year) and revised as appropriate.

3.03 Change	Control

(i)          Specifications that control the Process for the manufacture, including packaging, holding, and test of Bulk Product and Product, must be signed by authorized representatives from BTG and SAVIENT Quality Assurance, SAVIENT Regulatory Affairs, and SAVIENT Manufacturing. Such documents include, but are not limited to Bulk Product Specifications (including specifications for intermediate), Product Specifications (including specifications for product, component and packaging). Changes to such documents must be signed by authorized representatives from SAVIENT Quality Assurance, SAVIENT Manufacturing and SAVIENT Regulatory Affairs.

(ii)         Changes to additional documents that control the Process for the manufacture of Bulk Product and Product (including test methods, manufacturing procedures and batch records) must be assessed according to the BTG change control process described in section 3.4. Any change that would have an impact on the Process, Bulk Product or Product, or require submissions to or approvals from any Regulatory Agency must receive prior written approval by authorized representatives from SAVIENT Quality Assurance, SAVIENT Manufacturing and SAVIENT Regulatory Affairs. If there is no such impact, BTG may proceed with the change, but must notify SAVIENT Quality

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Assurance no later than […***…] days from the initiation of the BTG change control process. If SAVIENT does not agree with BTG’s assessment of impact, SAVIENT must respond to BTG no later than within […***…] days of receipt of notification.

(iii)        The stability protocol as well as any changes to the stability protocol must be approved by SAVIENT QA and SAVIENT Regulatory Affairs.

(iv)        Critical Raw Materials. The current specifications for Critical Raw Materials are attached as Appendix III. The Parties acknowledge and agree that these specifications may be amended from time to time by the supplier of the material. With respect to such amendments:

BTG shall notify SAVIENT as soon as reasonable practicable, but no later than within […***…] days of receipt of notification by BTG.

The Parties will meet and agree as to suitability of the material produced according to the amended specification for manufacture of the Bulk Product.

3.04       BTG will utilize a documented system of written procedures for the control of changes to documents relating to raw materials, packaging materials, labeling, suppliers, equipment, manufacturing methods, batch size, product, intermediates and raw materials specifications, sampling, analytical test methods and Release requirements and any other Processing by BTG, relating to the Bulk Product.

3.05       Any changes to any matter relating to the manufacture and supply of Bulk Product by BTG shall be governed by the procedures set out in the Supply Agreement at Article 3 in relation to changes to the Bulk Product Specifications, and Article 6 in relation to changes to the Process.

3.06       SAVIENT Regulatory Affairs will have responsibility for determining the regulatory impact of any proposed change. SAVIENT Regulatory Affairs will determine the classification and requirements for notification to, or approval by FDA. SAVIENT is responsible for communication of any changes to FDA. SAVIENT Regulatory Affairs will have responsibility to advise BTG of any changes to the BLA prior to submission.

BTG will ensure that changes are evaluated and qualified in accordance with all applicable ICH (International Conference on Harmonization) requirements in addition to all Legal Requirements, including but not limited to:

ICH Guideline Q5E Comparability of Biotechnological/Biological Products Subject to Changes in Their Manufacturing Process.

***Confidential Treatment Requested

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ARTICLE 4

MATERIALS

4.01	Procurement of Components

BTG will procure all the components described in the Bulk Product Specifications in such quantities as may be necessary to meet Purchase Orders placed by SAVIENT pursuant to the Supply Agreement, and store the components in appropriate storage conditions under quarantine until tested.

4.02	Inspection and Testing of Materials

Upon receipt, BTG shall sample in accordance with acceptable statistical methods, inspect and test containers of all materials to be used in the Process or in connection with the supply and manufacture of Bulk Product on a batch-by-batch basis, in accordance with the Bulk Product Specifications.

4.03	Bulk Product

BTG will be responsible for ensuring that Bulk Product is manufactured, tested and stored in compliance with all applicable ICH guidance documents (including, without limitation, the guidance contained therein for master and working cell banks) in addition to all Legal Requirements. ICH Guidance includes, but is not limited to:

Q5D Quality of Biotechnological Products: Derivation and Characterization of Cell Substrates Used for Production of Biotechnological/Biological Products.

Q7A, Good Manufacturing Practices Guidance for Active Pharmaceutical Ingredients

4.04	Retention, Storage and Handling of Materials and Product Samples

BTG shall sample and retain such amounts of Bulk Product and of all materials to be used in the Process or in connection with the supply and manufacture of Bulk Product (“Retains”) except water, compressed gasses and any highly volatile compounds as set forth in Appendix II or as otherwise required in accordance with applicable Legal Requirements. BTG will store for five years, or such longer period as may be required in accordance with Appendix II or by Legal Requirement, sample Product and Retains for each batch or lot of intermediates and raw materials. Reasonably prior to the expiry of such retention period, or upon termination of this Quality Agreement, BTG shall offer all such materials to SAVIENT. Any labor costs of BTG employees and/or Third Party expenses incurred by BTG related to the transfer of such materials shall be reimbursed by SAVIENT in the manner and at the rates set forth on Exhibit B to the Supply Agreement.

A schedule of specific Retains, storage conditions and retention periods for Puricase® is listed in Appendix II.

4.05	Transmissible Spongiform Encephalopathy (TSE)

BTG will provide a written TSE declaration that all materials (including non-dedicated equipment) used in the manufacturing process are free from animal derived material. In addition, BTG must have available, on site, written TSE declarations from the supplier, where appropriate, of raw material used in the manufacturing process verifying exclusion

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of animal derived material. If BTG is unable to provide the above declarations, BTG will comply with applicable TSE laws and regulations and will obtain all associated TSE documentation as requested by SAVIENT. This documentation may include a TSE Certificate of Suitability in accordance with European directive 75/318/EEC as amended by directive 1999/82/EEC, the note for guidance EMEA/410/01 rev2 as amended and AP-CSP(99)4, Appendix 2, as amended.

4.06	Supplier Audits

BTG and SAVIENT will provide each other with copies of supplier audit reports for materials used in the Process or manufacture of the Product.

ARTICLE 5

MANUFACTURING, PACKAGING, INSPECTION AND TEST:

5.01     The Processing, packaging, and labeling of Bulk Product will be performed and documented by BTG. BTG will not subcontract any of the Processing, packaging, and labeling functions except as may be permitted in accordance with the Bulk Product Specifications, and if so permitted, in accordance with the provision set forth in Section 2.05 of the Supply Agreement.

5.02     BTG shall not Process or store Bulk Product in the same building in which BTG manufactures, stores or processes potentially hazardous substances (including, without limitation, certain antibiotics such as beta-lactam and cephalosporins, cytotoxic compounds, toxins or poisons such as pesticides or herbicides, (collectively, “Potential Contaminants”) unless the Potential Contaminants are stored or manufactured in contained environments and in compliance with all Legal Requirements and the Bulk Product is Processed and stored in compliance with building, cleaning, validation and changeover requirements of all cGMPs and all Legal Requirements. BTG shall promptly notify SAVIENT if any of the Potential Contaminants are manufactured, processed OI stored in any portion of the Facility which may result in the introduction of Potential Contaminants into the areas of such facilities where the Bulk Product is Processed. Savient is aware that other products are processed in the Facility, the nature of those other products existing today and that certain equipment (multi-use equipment) is used in the processing of both the Bulk Product and these other existing products. Savient has also had the opportunity to assess the risk to the Processing of Bulk Product of the use of such certain multi-use equipment with respect to the other existing products. However, in the instance where BTG intends to introduce a new product or substance to its Facility which is out of the matrix of existing products and use such multi-use equipment in the processing or handling of such new product or substance, Savient will need to reassess the risks to the Processing of Bulk Product with this new product or substance utilizing the multi-use equipment. Therefore, whenever BTG plans to introduce a new product or molecular entity which is out of the matrix of existing products to equipment shared with Puricase production, BTG will provide no less than […***…] days prior notice of its intent, and will contemporaneously make supporting cleaning validation data/rationale available to Savient. Savient will make its assessment of the risk potential for adulteration of its own product through examination of cleaning validation

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documentation prior to any further Puricase production and will respond to BTG within […***…] days of its receipt of cleaning validation data/rationale as to its conclusion(s) about the introduction.

5.03       BTG will provide to SAVIENT: a copy of all master batch record documents and production and control records, a Certificate of Analysis (PEG-uricase API and uricase), executed batch records and associated batch documentation, which shall include, without limitation: formulation records, label records, manufacturing records, environmental monitoring data, microbiological data, in-process and final analytical data, including lab control results, sterility data, deviations/out-of-specification reports and cleaning records for any critical product contact equipment (for example, fermentors or any other non-dedicated product contact equipment).

(i)

Translation: BTG will provide an English translation of all such documents, including, without limitation, all reports, notes or comments on records that are not part of the master batch record but if any of the foregoing documents are only available in a language other than English, the Parties shall agree upon an English language template for such document(s), and BTG shall provide to Savient an English language translation of any deviations from the template(s). When required by SAVIENT, translations shall be performed by an independent, translation firm. Translations by a third party firm must be verified by BTG to ensure translation of company or process specific language. Any labor costs of BTG employees and/or Third Party expenses incurred by BTG in relation thereto shall be reimbursed by SAVIENT in the manner and at the rates set forth on Exhibit B to the Supply Agreement.

5.04       Upon request by SAVIENT, BTG will provide access to additional records that are not normally part of the batch record but which bear a reasonable relation to the Bulk Product for SAVIENT to review, which may include, without limitation, maintenance and use records, water testing data, training records, raw material release records, log books, receiving and shipping records, inventory records and vendor qualification records Any labor costs of BTG employees and/or Third Party expenses Incurred by BTG in relation thereto shall be reimbursed by SAVIENT in the manner and at the rates set forth on Exhibit B to the Supply Agreement.

5.05       BTG will retain copies of all completed batch records for a minimum of […***…] years, or such longer period as may be required by Legal Requirement. Reasonably prior to the expiry of such retention period, or upon termination of this Quality Agreement, BTG shall offer such completed batch records to SAVIENT. Any labor costs of BTG employees and/or Third Party expenses incurred by BTG related to the transfer of such materials shall be reimbursed by SAVIENT in the manner and at the rates set forth on Exhibit B to the Supply Agreement.

5.06       Use of BTG Manufacturing Space for Bulk Product

BTG has alloted an amount of manufacturing floor space at the Facility for the Processing of Bulk Product (Purification Area in the Agreement). This space may be used for the production of other products subject to the following limitations:

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(i)      BTG may use the Purification Area for alternate product manufacturing only during periods when the Purification Area is not used for the Processing of Bulk Product.

(ii)     BTG adheres to all relevant cGMPs including, without limitation, procedures for prevention of mix-ups, prevention of contamination, labeling requirements, cleaning requirements and changeover requirements

(iii)    BTG, shall not, under any circumstances utilize any equipment dedicated to the Processing of Bulk Product for such alternate product manufacturing

(iv)    BTG adheres to limits and procedures described in section 5.2 for Potential Contaminants.

ARTICLE 6

RELEASE AND SHIPMENT OF PRODUCT(S):

6.01     Bulk Product shall be Released in accordance with the procedures set forth in the Supply Agreement, together with the additional obligations described in this section of the Quality Agreement. BTG QA will review the records described in section 5.3 above. Following review and acceptance by BTG QA, BTG will send copies of these documents to SAVIENT QA. SAVIENT QA and Manufacturing will then review the documentation and notify BTG whether or not documentation is acceptable. If such documentation is not reasonably acceptable to SAVIENT, BTG will cooperate in taking such steps as SAVIENT may reasonably require to ensure that the documentation, and any Processing described therein complies with the Bulk Product Specifications and all Legal Requirements.

6.02     BTG QA will be responsible for the QC testing of Filled Product until such time as a third party laboratory has been qualified to perform such testing. BTG will provide a Certificate of Analysis and/or stability results for each batch that BTG tests. Savient QA will be responsible for the review of the manufacturing batch record for Filled Product, review of the Certificate of Analysis and Release of the Filled Product.

6.03     SAVIENT QA will be responsible for the Release of the Final Product.

6.04     Product shall be delivered in accordance with the provisions of Article 7 of the Supply Agreement.

6.05     BTG will not ship any SAVIENT products to any destination, as identified by SAVIENT, unless prior approval has been received from SAVIENT.

ARTICLE 7

DEVIATIONS IN PROCESS OR BULK PRODUCT:

In the event of a notification of a deviation by BTG in accordance with section 0 above, BTG shall investigate and fully document in English such deviation within […***…] days of its discovery. If BTG cannot resolve the deviation within the […***…]-day period, BTG will provide

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weekly updates of the investigation progress. At SAVIENT’s request, BTG shall conduct such additional or more detailed investigation of the deviation as SAVIENT may reasonably instruct. Investigation documentation will be retained by BTG as part of the batch documentation for the batch affected. When a deviation has occurred, SAVIENT will have the final review and decision making responsibility as to the impact of the deviation on the Bulk Product or Product, which will include the disposition of affected lots.

ARTICLE 8

STORAGE OF PRODUCT(S):

Bulk Product will be stored under appropriate storage conditions and in a secure area to ensure that they comply with the Bulk Product Specifications, including all the label requirements, quality specifications and attributes as well as Legal Requirements.

ARTICLE 9

TRACEABILITY OF PRODUCT(S):

SAVIENT will be responsible for traceability of products to first consignee within the US. BTG will be responsible for traceability from the finished product lot number to raw material and component lots used in manufacture.

ARTICLE 10

CONFLICT OF TERMS:

To the extent that there exists any conflict between the terms of this Quality Agreement and the Supply Agreement, the latter shall prevail. To the extent that there exists any conflict between the terms of this Quality Agreement and any Legal Requirements, the latter shall prevail.

ARTICLE 11

COMPLIANCE WITH LAWS:

BTG will ensure that all of its activities pursuant to this Agreement are performed in accordance with all Legal Requirements (including cGMPs), the respective Bulk Product Specifications, conditions of the BLA, and BTG’s Standard Operating Procedures (SOPs). BTG will ensure that the Bulk Product supplied by it to SAVIENT shall not itself cause the Final Product to be adulterated or misbranded within the meaning of the Federal Food, Drug, and Cosmetic Act and regulations.

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ARTICLE 12

INSPECTIONS:

Each party shall advise the other of any governmental communication, inspection or report, including, without limitation, that of any appropriate regulatory agency in any jurisdiction with responsibilities similar to those of the FDA in respect of the United States, any environmental agency, health agency or other governmental or administrative agency having jurisdiction over the Product or the Processing. The notifying party shall promptly notify the other party by fax and telephone, to the person and on the contact numbers set out below:

TO SAVIENT:

●	Contact Name:	Eric Nickerson, Senior Director Quality Assurance

●	Telephone:	732-418-9300

●	Fax:	732-418-0766

TO BTG:

●	Contact Name:	Yosefa Bilman, Senior Director Quality Assurance

●	Telephone:	972-8-861-2007

●	Fax:	972-8-861-2166

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ARTICLE 13

OBSERVATION BY SAVIENT:

Observation by SAVIENT or its authorized representative shall be governed the following. Observation will be limited to […***…] quality audit every […***…]. One additional quality audit may be conducted within the […***…] period if BTG receives a communication from any regulatory authority threatening license approval or supply of the Product due to compliance deficiencies at BTG facilities or if BTG was found to be in material non-compliance of this Agreement during or since the last quality audit. Person-in-Plant visits may be conducted at the discretion of SAVIENT during the manufacture of Bulk Product at BTG facilities. The frequency and duration of any additional visits must be agreed to by SAVIENT and BTG.

ARTICLE 14

ADVERSE EVENTS:

14.1     BTG will provide to SAVIENT within […***…] of becoming aware, any information from any source that suggests an adverse event or serious adverse event has occurred. This information will include any adverse drug experience or reaction reports or any other information indicating that the product has any toxicity, sensitivity reactions or is otherwise alleged to cause illness or injury due to a possible product quality problem, adulteration or misbranding.

14.2     Quality Assurance Investigations. Upon notification to BTG that SAVIENT has received an SAE, AE, product complaint or inquiry regarding a Product supplied or incorporating a Bulk Product supplied, BTG shall conduct a quality assurance investigation to determine if any process or testing deviations or events may have contributed to the SAE, AE, product complaint or inquiry. BTG shall provide a written report on the results of the investigation to SAVIENT in not more than […***…] days from Savient’s notification. In cases where a more comprehensive investigation might be required, the Parties will jointly develop an investigation plan. BTG shall reasonably cooperate with SAVIENT and regulatory agencies regarding an investigation or inquiry that may be initiated by a regulatory agency or otherwise required in response to a consumer or healthcare professional. BTG shall further provide SAVIENT with all data or other information that SAVIENT may reasonably require in connection with any reports or correspondence that SAVIENT provides to the regulatory agency, consumer or healthcare professional relative to any such AE, SAE or product complaint. BTG shall make records accessible to SAVIENT for purposes of FDA or other regulatory agency inspection.

14.3     Exchange of Drug Safety Requests. The Parties shall immediately provide each other with copies of all drug safety requests from all governmental and other regulatory health authorities. Proposed answers affecting the Product will be exchanged between the Parties before submission and the Parties shall cooperate with respect to such answers. SAVIENT shall

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have the ultimate decision-making authority with respect to the answers relating to the Product. The Parties shall exchange decisions from applicable health authorities immediately.

ARTICLE 15

STABILITY:

BTG will perform the stability testing, data interpretation, reporting and updating of stability information to regulatory documents for the Product and Bulk Product and for Product until such time as a third party laboratory has been qualified to perform such testing. Stability related activities for which BTG is responsible shall be completed in accordance with the timing specified in stability protocols and BTG procedures.

ARTICLE 16

REGULATORY AFFAIRS:

Each Party shall advise the other Party of any regulatory action of which it is aware which would affect the Product in any country of the Territory.

ARTICLE 17

ANNUAL REPORT TO FDA:

BTG will prepare a summary of all changes to the product, production process, quality controls, equipment or facilities that have a potential to affect the identity, strength, quality, purity or potency of the Product. Such data will be prepared and sent to SAVIENT within thirty days of the end of the review period. BTG will also ensure that the results of all stability testing performed within the review period are sent to Savient within thirty days of the end of the review period.

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   Approvals

	Print Name	Signature	Date
SAVIENT QA	Eric Nickerson	/s/Eric Nickerson	19-FEB-2009
BTG QA	Yosefa Bilman	/s/Yosefa Bilman	19/02/09

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APPENDIX I

Listing of Example Deviations

The following is a non-exclusive list of deviations requiring notification in accordance with Article 3:

[…***…]

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APPENDIX II

Schedule of Retains, Storage Conditions and Retention Periods for Puricase®

The following is a list of the reserve/retention samples that are taken during the manufacturing processes of bulk uricase and PEG-uricase as well as from the final bulk uricase and the final bulk PEG-uricase (Bulk Product).

The document was prepared based on the following BTG QC SOPs:

[…***…]

[…***…]

[…***…]

[…***…]

Table I details the reserve/retention samples that are taken during the manufacturing process of bulk uricase and from the final bulk uricase.

Table 2 details the reserve/retention samples that are taken during the manufacturing process of PEG-uricase and from the final hulk PEG-uricase (Bulk Product).

All IPC samples (including reserve/retention samples) are to be discarded after the Bulk Product is released by BTG QA.

Uricase retention and reserve samples will be kept for […***…] after manufacturing. PEG-Uricase retention and reserve samples will be kept for […***…] years after manufacturing.

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Table 1. Reserve/Retention Samples for Bulk Uricase (IPC and Final)

Process Step	Sample name	Number of Samples	Storage Temperature
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]
[…***…]		[…***…]
[…***…]		[…***…]

   […***…]

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Table 2. Reserve/Retention Samples for PEG-Uricase API (IPC and Final)

Process Step	Sample name	Number of Samples	Storage Temperature
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
	[…***…]	[…***…]
	[…***…]	[…***…]
	[…***…]	[…***…]
[…***…]		[…***…]
[…***…]		[…***…]

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APPENDIX III

Critical Raw Materials Used in the Production of Recombinant Uricase and PEG-Uricase

Material	Manufacturer	Cat. No.	Testing	Source	Origin
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

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SPECIFICATION […***…]

Parameter	Test	Specification
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

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Exhibit G

Product Specifications

SPECIFICATION- […***…]

Parameter	Test	Specification
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
	[…***…]	[…***…]
	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
	[…***…]	[…***…]
	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
	[…***…]	[…***…]
	[…***…]	[…***…]
	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
	[…***…]	[…***…]

[…***…]

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THIRD AMENDMENT TO COMMERCIAL SUPPLY AGREEMENT

THIS THIRD AMENDMENT is made and entered into this 1st day of July, 2010, (hereinafter the “Effective Date”).

BETWEEN:	SAVIENT PHARMACEUTICALS, INC.
a Delaware corporation, (hereinafter “Savient”)
AND
BIO-TECHNOLOGY GENERAL (ISRAEL) LTD.
an Israel corporation, (hereinafter “BTG”)

WHEREAS:

Savient and BTG are parties to a Commercial Supply Agreement with an effective date of March 20, 2007, (hereinafter, the “Agreement”) pursuant to which BTG agreed to manufacture and supply a certain Bulk Product, as defined in the Agreement, to Savient, and Savient agreed to purchase such Bulk Product from BTG; and

Savient and BTG have subsequently amended the Agreement on September 24, 2007, (the “First Amendment”) and on January 24, 2009, (the “Second Amendment”), and have issued a Letter Agreement dated July 30, 2008, (the “Letter Agreement”) pertaining to the Agreement; and

Savient and BTG desire to further amend the Agreement in accordance with the terms and conditions of this Third Amendment.

NOW THEREFORE in consideration of the mutual promises and agreements and covenants contained herein, the adequacy of such consideration has been agreed and acknowledged by each party, and in accordance with the provisions of Section 14.08 of the Agreement, the parties hereto agree as follows:

1.	Definitions. All of the Definitions contained in Article 1 of the Agreement shall have the same meanings herein unless specifically stated otherwise. Any capitalized terms not specifically defined herein, shall have the same meaning ascribed to them as set forth in the Agreement.

2.	Application of Capacity Reservation Fees. The parties agree that Section 5.01(ii)(D)(2) of the Agreement is hereby replaced in its entirety as follows:

“(2) be credited, inclusive of interest, by BTG on a per batch basis by providing a […***…]% discount on the value of each batch at the time of invoicing for Bulk Product purchased by Savient until it is fully utilized, provided however, except as otherwise provided in Sections 5.0l(ii)(F), 5.01(ii)(G) and 5.01(ii)(H), any uncredited Processing Capacity Reservation Fee, inclusive of interest, which is

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remaining at the close of business on […***…] due to a failure by Savient to take delivery of Bulk Product which conforms to the Commercial Bulk Product Specifications and which is ordered pursuant to a Bulk Product Forecast provided pursuant to Section 5.03 or an Amended Bulk Product Forecast provided pursuant to Section 5.06 and which is otherwise properly amended pursuant to Section 5.05 shall be forfeited by Savient to BTG. For purposes of clarity, the credit of the Processing Capacity Reservation Fee shall accrue upon the delivery of the Bulk Product by BTG to Savient and shall be reflected on the invoice which relates to the Bulk Product shipment in question; and”.

3.	No Modification. Except as expressly provided for herein, the Agreement shall remain in full force and effect without amendment. If there is any conflict or inconsistency between this Amendment and the Agreement, this Amendment shall prevail. This Amendment contains the entire agreement between the parties hereto with respect to the subject matter contemplated herein and shall not be modified or amended except by a written instrument signed by both parties hereto.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the date first written above.

SAVIENT PHARMACEUTICALS, INC.		BIO-TECHNOLOGY GENERAL (ISRAEL) LTD.

By:	/s/Philip K. Yachmetz	By:	/s/Dov Kanner
	Philip K. Yachmetz		Dov Kanner
	Senior Vice President & General Counsel		Managing Director

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FOURTH AMENDMENT TO COMMERCIAL SUPPLY AGREEMENT

THIS FOURTH AMENDMENT TO COMMERCIAL SUPPLY AGREEMENT (this “Fourth Amendment”) is made and effective as of this 21st day of March 2012, (hereinafter the “Amendment Effective Date”).

BETWEEN:	SAVIENT PHARMACEUTICALS, INC. a Delaware corporation, (hereinafter “Savient”)
AND
BIO-TECHNOLOGY GENERAL (ISRAEL) LTD. an Israel corporation, (hereinafter “BTG”)

WHEREAS:

Savient and BTG are parties to a Commercial Supply Agreement with an effective date of March 20, 2007, (hereinafter, the “Agreement”, modified as provided in the next paragraph) pursuant to which BTG agreed to manufacture and supply a certain Bulk Product, as defined in the Agreement, to Savient, and Savient agreed to purchase such Bulk Product from BTG; and

Savient and BTG have subsequently amended the Agreement on September 24, 2007, (the “First Amendment”), on January 24, 2009, (the “Second Amendment) and on July 1, 2010, (the “Third Amendment”), and have issued a Letter Agreement dated July 30, 2008, (the “Letter Agreement”) pertaining to the Agreement; and

Savient and BTG desire to further amend the Agreement in accordance with the terms and conditions of this Fourth Amendment.

NOW THEREFORE in consideration of the mutual promises, agreements and covenants contained herein, the adequacy of such consideration has been agreed and acknowledged by each Party, and in accordance with the provisions of Section 14.08 of the Agreement, the Parties agree as follows:

1.	Definitions. All of the Definitions contained in Article 1 of the Agreement shall have the same meanings herein unless specifically stated otherwise. Any capitalized terms not specifically defined herein, shall have the same meaning ascribed to them as set forth in the Agreement.

2.

Addition and Replacement of Exhibits to Agreement. The Parties agree that the exhibits which are appended to this Fourth Amendment shall, as applicable, be added or supersede and replace their counterparts as previously executed by and between the Parties. For purposes of clarity, the following exhibits to the Agreement are hereby repealed and replaced with the attached exhibits:

(a)	Exhibit C-1, “Current Commercial Bulk Product Specifications” which are the current regulatory acceptance criteria and are added pursuant to Section 3.01(ii) of the Agreement;

(b)	Exhibit C-2, “Modified Acceptance Criteria to be Used to Govern the Commercial Supply Agreement” […***…] (the “Modified Acceptance Criteria”); and

(c)	Exhibit E, “Product Price” […***…].

3.

Modified Payment Terms for Bulk Product. Savient and BTG acknowledge and agree that, due to additions or modifications to the Current Commercial Bulk Product Specifications, additional experience manufacturing Bulk Product may be required in order to provide a higher level of assurance that Bulk Product can be consistently manufactured in a manner that conforms to the Current Commercial Bulk Product Specifications as set forth in Exhibit C-1 hereto. […***…] As more fully set forth in clauses (a) through (c) herein below, Savient and BTG agree to share financial responsibility with respect to (x) certain Bulk Product manufactured by BTG under the Agreement […***…] and (y) Bulk Product manufactured by BTG under the Agreement beginning with the production of […***…] and ending after the completion of […***…] batches under this Agreement (the “[…***…] Specification Batches”). After completion of the […***…] specification batches the Current Commercial Bulk Product Specifications will be reassessed and the Parties will mutually agree on any revisions thereto deemed necessary or appropriate (which agreement shall not be unreasonably withheld, conditioned or delayed) for submission to Regulatory Authorities in whose territories KRYSTEXXA is licensed. After the acceptance by such Regulatory Authorities of any revisions to the Current Commercial Bulk Product Specifications as set forth in Exhibit C-1 hereto, unless the Parties mutually agree otherwise in writing, the risk of failed batches and payment terms set forth in the Agreement (as amended by Section 2(b) above) shall apply, in full force and effect, with respect to all future Bulk Product manufactured by BTG pursuant to the Agreement. During the pendency between the completion of the […***…] Specification Batches and the acceptance of any revisions to the Current Commercial Bulk Product Specifications by the pertinent Regulatory Authorities in whose territories KRYSTEXXA is licensed, the parties agree that BTG shall continue to manufacture batches of Bulk Product in accordance with the Modified Acceptance Criteria set forth in Exhibit C-2 and

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any nonconformities in any such batches shall be resolved in accordance with Section 3(b) of this Fourth Amendment.

(a)      Within […***…] business days after the full execution of this Fourth Amendment, Savient shall pay to BTG a one-time payment of […***…] Dollars ($[…***…]),[…***…].

(b)      With respect to any of the […***…] Specification Batches of Bulk Product manufactured by BTG under the Agreement (unless extended by mutual written agreement of the Parties):

(i)     If any of the […***…] Specification Batches is deemed not to conform to the Current Commercial Bulk Product Specifications and (A) such non-conformance does comply with all of the Modified Acceptance Criteria and (B) such non-conformance is not attributable in any way to human error (each such batch a “Modified Acceptance Criteria Conforming Batch”), Savient shall pay BTG for such batch at a rate of […***…] Dollars and […***…] cents ($[…***…]) per gram (e.g., […***…] Dollars and […***…] cents ($[…***…]) on the basis of a […***…] batch), rather than the Price. For purposes of clarity, human error may include, but is not limited to, the introduction of foreign material, improper connection of equipment, improper cleaning of equipment, and the failure to follow established SOPs and master batch records.

(ii)     If any of the […***…] Specification Batches is deemed not to conform to the Current Commercial Bulk Product Specifications and (A) such batch does not conform to the Modified Acceptance Criteria, or (B) such non-conformance is attributable in any way to human error caused by BTG, Savient shall have no liability to BTG with respect to such Bulk Product.

(iii)    For any of the […***…] Specification Batches deemed to conform to the Current Commercial Bulk Product Specifications, Savient shall pay BTG for such batch in accordance with the terms and conditions of the Agreement, including the then-current Price.

(c)      Savient may, in its sole discretion, apply, on a batch-by-batch basis, […***…] Dollar ($[…***…]) of the Processing Capacity Reservation Fee credit (or such greater amount agreed upon as the then current per batch Processing Capacity Reservation Fee credit due to the accrual of interest on the Processing Capacity Reservation Fee amount) toward any payment owed to BTG in accordance with clause (b) above.

In the event either Party determines that a batch of Bulk Product is a Current Commercial Bulk Product Non-Conforming Batch it shall promptly notify the other Party. If the other

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Party does not agree with such determination, the Parties shall investigate and fully document such non-conformance using typical out-of-specification investigation techniques performed to the mutual satisfaction of the Parties (in the case of specifications for which the analyses are not conducted at BTG, Savient shall enable BTG to review all data related to those analyses). If following such investigation the Parties do not agree whether a batch of Bulk Product is a Current Commercial Bulk Product Non-Conforming Batch, the Parties shall promptly appoint an independent specialist (appointed by mutual agreement between the Parties, which agreement shall not be unreasonably withheld, conditioned or delayed) who shall determine whether such batch of Bulk Product is a Current Commercial Bulk Product Non-Conforming Batch. In the absence of manifest error, the independent specialist’s decision shall be conclusive and binding on the Parties.

4.	Suspension of Manufacturing. Without limiting the provisions of Section 5.08 of the Agreement, in the event that […***…]or more of the […***…] Specification Batches (unless extended by mutual written agreement of the Parties) are deemed to be Modified Specification Non-Conforming Batches, then Savient may, in its sole discretion and without any penalty under the Agreement, suspend all manufacture of Bulk Product under the Agreement. In the event that manufacture of Bulk Product is suspended in accordance with the preceding sentence, Savient shall be released from its purchase obligations under Section 6.01 of the Agreement and no forecast or estimate shall be considered a Firm Order until such time as BTG demonstrates to Savient’s reasonable satisfaction that the manufacture of Bulk Product may be resumed with a reduced and manageable risk of the manufacture of Modified Specification Non-Conforming Batches.

5.	Remediation Plan. Prior to the Amendment Effective Date, BTG and Savient (a) […***…] and (b) mutually agreed to implement investigations of […***…]. Appendix 1 sets forth the proposals for these investigations that have been agreed to by the Parties and BTG shall, after the Amendment Effective Date, promptly pursue such investigations and implement such changes which may be determined to be necessary to the Facility to Savient’s reasonable satisfaction. Savient and BTG shall agree on the terms and conditions for the implementation of the Facility Changes, and the allocation of costs, in accordance with Section 6.03. If Savient and BTG determine that Process Changes or Process development work is needed to prevent Modified Specification Non-Conforming Batches (as distinguished from equipment changes or work of general applicability to BTG’s manufacturing activities), the Parties shall agree on the terms and conditions for such additional Process development work in accordance with Section 6.02(iii).

6.

Submission of Data to the FDA.  BTG acknowledges that in accordance with the post-regulatory approval commitments made by Savient to the FDA with respect to the FDA’s approval of the Product, Savient is required to submit to the FDA revised specifications for Bulk Product and the supporting data therefore after the completion of the manufacture of the […***…] Specification Batches. BTG shall provide all information and assistance which is reasonably necessary or useful in the preparation of such submissions in accordance with Section 3.02. All documents to be supplied by BTG pursuant to this

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Section 6 shall be translated by BTG into the English language as may be necessary. Any labor costs of BTG employees shall be reimbursed by Savient in the manner and at the rates set forth on Exhibit B to the Agreement.

7.	Savient Observation Rights. During the Term, BTG shall make best efforts to accommodate Savient’s requests to visit the facility where the Bulk Product is manufactured and observe the manufacturing of the Bulk Product in order to ensure that the Process complies with Applicable Law and the Product Specifications. These visits will be at Savient’s sole cost and expense and will take place during normal business hours and upon […***…] Business Days notice

8.	Additional Agreement. As an additional inducement to Savient for the execution of this Fourth Amendment, BTG and its parent company, Ferring B.V. will cause Ferring International Centre S.A. to execute, contemporaneously with the execution of this Fourth Amendment, the OsmB Promoter License Agreement in the form attached hereto as Appendix 2.

9.	No Modification. Except as expressly provided for herein, the Agreement shall remain in full force and effect without amendment. If there is any conflict or inconsistency between this Amendment and the Agreement, this Amendment shall prevail. The Agreement, as modified by this Amendment, contains the entire agreement between the parties hereto with respect to the subject matter contemplated herein and shall not be modified or amended except by a written instrument signed by both parties hereto.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the date first written above.

SAVIENT PHARMACEUTICALS, INC.		BIO-TECHNOLOGY GENERAL (ISRAEL) Ltd.

By:	/s/Philip K. Yachmetz	By:	/s/Dov Kanner
	Philip K. Yachmetz		Dov Kanner
	Senior Vice President & General Counsel		Managing Director

***Confidential Treatment Requested

EXHIBIT C-1 to Fourth Amendment

Release Tests Performed on […***…]

Parameter	Test	Acceptance Criteria
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***Confidential Treatment Requested

Tests Performed on […***…]

Parameter	Test	Acceptance Criteria
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***Confidential Treatment Requested

EXHIBIT C-2 to Fourth Amendment

  […***…] Specification

Parameter	U.S. Regulatory Agency Acceptance Criteria	Modified Acceptance Criteria
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***Confidential Treatment Requested

  […***…] Specification

Parameter	U.S. Regulatory Agency Acceptance Criteria	Modified Acceptance Criteria
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***Confidential Treatment Requested

EXHIBIT E to Fourth Amendment

Product Price

As and from […***…], the Price of the Product shall be as follows:

(i)        For each gram, […***…] Dollars (USD$[…***…]) for any aggregated quantities of the Product up to and including […***…]] ordered during any calendar year that commercial batches of Product are shipped, i.e. after the first commercial batch of Product has been shipped.

(ii)       For each gram, […***…] Dollars (USD$[…***…]) for any aggregated quantities of the Product between […***…] and […***…] ordered during any calendar year as above; and

(iii)      For each gram, […***…] United States Dollars (USD$[…***…]) for any aggregated quantities of the Product equal to or greater than […***…] ordered during any calendar year as above.

The Parties agree that Savient will enter into a supply agreement with […***…], the supplier of […***…], and will order and pay for […***…] needed in Product manufacture on an ongoing basis. In the event that BTG purchases […***…] directly from […***…] or any other manufacturer, the cost of the […***…] will be invoiced to Savient.

Beginning on the […***…] anniversary of the date of receipt of the first commercial batch of Product by Savient, and on each successive […***…] thereafter, the Price of the Product shall increase by an amount equal to the average increase in the United States Consumer Pricing Index (CPI) over the immediately preceding […***…] period; such percentage increase shall be applied to each amount specified in (i) through (iii) above.

***Confidential Treatment Requested

APPENDIX 1

[…***…]

***Confidential Treatment Requested

APPENDIX 2

OsmB Promoter License Agreement

This OsmB Promoter License Agreement (the “Agreement”) is entered into as of this 21st day of March, 2012, with a retroactive effective date of July 18, 2005 (“Effective Date”), between Savient Pharmaceuticals, Inc., a Delaware corporation (“Savient”) and Ferring International Centre S.A., a Swiss corporation (“FIC”).

Introduction

WHEREAS on March 23, 2005, Ferring B.V., FIC and Savient executed a Share Purchase Agreement and an Asset Purchase Agreement, and associated documents, which accomplished the sale of Savient’s global biologics manufacturing business comprising the transfer of all outstanding shares in Bio-Technology General (Israel), Ltd. (“BTG”) and certain defined assets from Savient to Ferring B.V. and FIC (the “BTG Divestiture”). Part of the BTG Divestiture included the transfer of certain intellectual property rights from Savient and BTG to FIC;

WHEREAS Savient and BTG entered into an Amended and Restated Residual Rights Agreement dated July 17, 2005, pursuant to which BTG performed certain manufacturing development and bulk product manufacturing activities pending the finalization of more definitive agreement relating to those activities and wherein the parties stated their intention to license certain intellectual property rights in certain patents from BTG to Savient in order to assure Savient’s rights and liabilities to manufacture the Puricase product, now known as pegloticase (the “RRA”);

WHEREAS, pursuant to the terms and conditions of the RRA, Savient and BTG entered into a Development Agreement (the “DA”) and Commercial Supply Agreement (the “CSA”), each dated March 20, 2007, both of which agreements upon their execution superseded and replaced, in relevant part, the RRA;

WHEREAS pursuant to the terms and conditions of the DA and CSA, in Sections 2.02 (iii) and 2.01(iii) respectively, BTG has granted, and has undertaken to cause its Affiliates to grant, to Savient a fully paid-up, royalty-free, non-exclusive license in the Territory (defined in each of the DA and CSA as meaning, collectively, each country of the world) to manufacture, have manufactured, produce, have produced, develop, have developed, use, have used, offer for sale, have offered for sale, sell, have sold, export, and have exported Bulk Product under the BTG Licensed Improvements and BTG Know-How, as each term is defined in the DA and CSA (collectively the “Pegloticase Licenses”);

WHEREAS the Closing of the transactions effectuating the BTG Divestiture occurred on July 18, 2005, upon which all right, title and interest in and to all intellectual property related to the global biologics manufacturing business of BTG, including the intellectual property defined in the DA and CSA as BTG Licensed Improvements and BTG Know-How transferred to and was vested in FIC (the “BTG IP”); and

WHEREAS, in view of FIC’s ownership of the BTG IP, Savient and FIC desire to execute this Agreement in order to effectuate and perfect the Pegloticase Licenses granted by BTG on and in accordance with the terms and conditions as follows.

NOW THEREFORE in consideration of the recitals in the Introduction above, the covenants and agreements herein, and other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, the parties agree as follows:

ARTICLE 1

As used herein, the following terms shall have the meanings ascribed to them as follows:

1.1	“Affiliate” shall mean any person or entity controlling, controlled by or under common control with a party to this Agreement.

1.2	“Patents” shall mean those patents listed in Exhibit 1, all foreign counterparts thereto, and any disclosures, continuations, continuations-in-part, divisionals, provisionals, PCT applications, reissuances, revisions, substitutions, conversions, renewals, extensions, prolongations, and reexaminations thereof, any technology and inventions covered thereby, and any corresponding international, regional and national applications, whether existing at present or in the future.

1.3	“Pegloticase” shall mean […***…].

1.4	“Territory” shall mean, collectively, each country in the world.

1.5	Capitalized terms used but not specifically defined herein shall have the meaning ascribed to them in the DA and CSA.

ARTICLE 2

2.1	Grant of License. FIC hereby grants to Savient a fully paid-up, royalty-free, non-exclusive license in the Territory to manufacture, have manufactured, produce, have produced, develop, have developed, use, have used, offer for sale, have offered for sale, sell, have sold, export, and have exported Pegloticase bulk product under the intellectual property owned by FIC which embodies the BTG Licensed Improvements and BTG Know-How, as each term is defined in the DA and CSA, including, without limitation the Patents. Such license includes the right to sublicense solely for the purposes of effectuating the rights granted to Savient hereunder. To the extent necessary or required, upon request by Savient, FIC shall execute, and shall cause its Affiliates to execute, any such additional documentation as may be necessary in order to give effect to this license grant.

***Confidential Treatment Requested

ARTICLE 3

This Agreement shall commence as of the Effective Date, and continue in full force and effect until the expiration date of the last to expire of the Patents or other patents which embody BTG Licensed Improvements or BTG Know-How.

ARTICLE 4

4.1	Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes any prior agreements or understandings, whether oral or written, between the parties and their respective Affiliates with respect to such matters.

4.2	Modification. No modification of the terms hereof shall be effective except by a written instrument signed by both parties.

4.3	Severability. The invalidity or unenforceability of any term or provision of this Agreement shall not effect the other terms and provisions, and such invalid or unenforceable term or provision will, in all events be construed and enforced to the fullest extent permissible under applicable law.

4.4	Assignment. Either party may assign this Agreement and its rights and obligations hereunder, provided that any such assignee agrees to be bound by the terms, conditions and covenants of such assigning party hereunder. The Agreement shall be binding upon and inure to the benefit of the parties, and their respective successors and permitted assigns.

4.5	Dispute Resolution. Any dispute arising between the parties with respect to any provision of this Agreement or any matter relating to the performance of either party hereunder shall first attempt to be resolved if reasonably possible by good faith negotiation between designated executives of each party. In the event of such dispute, the parties shall promptly designate respective executives who shall then confer in good faith in an attempt to resolve the dispute before any further action is commenced. In the event no mutual resolution is possible using the foregoing method, either party may require the other party to submit to non-binding mediation using a recognized dispute resolution entity before court litigation is commenced.

4.6	Order of Precedence. In the event of a conflict or inconsistency that relates to the subject matter hereof between any terms of this Agreement and the DA, CSA or RRA, and in each such instance the Exhibits thereto, the terms of this Agreement shall take precedence over any conflicting terms in the earlier agreements.

4.7	Governing Law. This Agreement shall be deemed to have been made in the State of New York, and will be construed and enforced and under and governed by the internal laws of such state, without giving effect to conflicts of laws principles.

4.8	Counterparts. This Agreement may be signed in any number of counterparts, any of which shall constitute an original and all of which when taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each party has caused it duly authorized representative to execute this Agreement on the date first written above, effective as of the Effective Date.

Savient Pharmaceuticals, Inc.		Ferring International Centre S.A.

/s/ Philip K. Yachmetz		/s/ Lars Peter Brunse
By:	Philip K. Yachmetz	By:	Lars Peter Brunse
Title:	SVP & General Counsel	Title:	EVP Technical Operations

EXHIBIT 1 to OsmB Promoter License Agreement

Patent Number	Country	Expiry Date
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested